As filed with the Securities and Exchange Commission on April 29, 2022

Registration Nos. 333-85183; 811-09547

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 28	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 29	☒

FARMERS ANNUITY SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3120 139th Ave SE, Suite 300, Bellevue, Washington 98005

(Address of Depositor’s Principal Executive Offices)

1-800-238-9671

(Depositor’s Telephone Number)

Garrett B. Paddor

General Counsel and Corporate Secretary

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite 300

Bellevue, Washington 98005

(Name and Address of Agent for Service)

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2022 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment

Prospectus

May 1, 2022

Farmers® Variable Annuity

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY

ISSUED THROUGH:

Farmers Annuity Separate Account A

BY

Farmers New World Life Insurance Company

This prospectus describes the Farmers® Variable Annuity (the “Contract”), an individual flexible premium variable annuity contract issued by Farmers New World Life Insurance Company. The Contract allows you to accumulate a Contract Value, and later apply that Contract Value (less surrender charges) to receive fixed annuity payments. This Contract is currently not being issued.

This prospectus provides basic information that you should know before investing. Please read it carefully before investing and keep it for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.

Replacing your existing annuity or life insurance policy with this Contract may not be to your advantage.

An investment in this Contract is not a bank deposit, and no bank endorses or guarantees the Contract. The Contract is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved this Contract or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a Federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Appendix: Portfolios Available Under the Contract	A-1

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit. An accounting unit we use to calculate subaccount values during the Pay-in Period. It measures the net investment results of each of the subaccounts.

Annuitant. You are the Annuitant, unless you state otherwise in your application. Before any annuity payments begin, the Annuitant is the person (or persons) on whose life (or lives) the Contract is issued. When annuity payments begin, the Annuitant is a person during whose lifetime we may make payments under one of the annuity options. You may select joint Annuitants.

Annuity Start Date. The date when we will begin to pay annuity payments to you or a person you designate under the annuity option you selected.

Beneficiary. The person you select to receive the death benefit if you or the last surviving Annuitant dies before the Annuity Start Date.

Business Day/Valuation Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Contract on each day the NYSE is open for regular trading. When we use the term “business day” in this prospectus, it has the same meaning as the term “valuation day” found in the Contract.

Cash Value. The Contract Value minus any applicable surrender charge, records maintenance charge, and premium tax.

Company (we, us, our, Farmers). Farmers New World Life Insurance Company.

Contract month, year or anniversary. A month, year or anniversary as measured from the Issue Date.

Contract Value. The sum of the amounts you have accumulated under the Contract. It is equal to the money you have under the Contract in the Variable Account and the Fixed Account.

Final Annuity Date. The Contract Anniversary when the oldest Annuitant is age 95.

Fixed Account. An option to which you can direct your money under the Contract. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our General Account and are not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value. Your Contract Value in the Fixed Account.

Free Withdrawal Amount. An amount you can withdraw each Contract Year as a partial withdrawal or as part of a surrender without incurring a surrender charge.

Fund or Funds. Investment companies that are registered with the SEC. This Contract allows you to invest in the portfolios of the funds that are listed in the Appendix A of this prospectus.

General Account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005.

Issue Date. The date on which we credit the initial Premium Payment to your Contract. It is also the date when, depending on your state of residence, we allocate your premium(s) either entirely to the Fixed Account, or to the Fixed Account and the subaccounts you selected on your application.

Net Investment Factor. The factor we use to determine the value of an Accumulation Unit at the end of each valuation period. We determine the Net Investment Factor separately for each subaccount.

NYSE. The New York Stock Exchange.

Pay-in Period. The period that begins when we issue your Contract and ends on the Annuity Start Date. During the Pay-in Period, earnings accumulate on a tax-deferred basis until you take money out.

Payout Period. The period beginning on the Annuity Start Date during which you or the person you designate will receive annuity payments.

Portfolio. A series of a Fund with its own objectives and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as “Fund”.

Premium Payment. Amount you pay to us for the Contract. When we use the term “Premium Payment” in this prospectus, it means a Premium Payment less any applicable premium taxes.

Qualified Contract. A Contract issued in connection with a retirement plan that qualifies for special Federal income tax treatment under the Tax Code.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, Georgia 31139. Infosys McCamish Systems, LLC is the administrator of the Contract. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount. A subdivision of the Variable Account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

Surrender. The termination of a Contract at the option of the Owner.

Tax Code. The Internal Revenue Code of 1986, as amended.

Valuation Period. The period of time over which we determine the change in the value of the subaccounts in order to price Accumulation Units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

Variable Account. Farmers Annuity Separate Account A. It is a separate investment account divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

Variable Account Value. The portion of the total value of your Contract that is allocated to the subaccounts of the Variable Account.

Written Notice. The Written Notice you must sign and send to us to request or exercise your rights as Owner under the Contract. To be complete, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (your, Owner). The person(s) entitled to exercise all rights as owner under the Contract.

Key Information

Important Information You Should Consider About the Contract [TO BE FILED BY AMENDMENT]

FEES AND EXPENSES
Charges for Early Withdrawals

If you withdraw money from the Contract within 7 years following a Premium Payment, you may be assessed a surrender charge. The maximum surrender charge is 7% of the Premium Payment, and a surrender charge may be assessed up to 7 years after a Premium Payment. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.

See “Surrender and Partial Withdrawals.”

Transaction Changes

In addition to surrender charges, you may also be charged for other transactions. Charges may be applied to transfers (if more than 12 during a Contract Year) or if state or local premium taxes are assessed.

See “Fees and Charges.”

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract*	1.17%	1.17%***
	Investment options (Portfolios fees and expenses)**	0.20%	1.44%
	Optional benefits available for an additional charge (for a single option benefit, if elected)*	0.25%	0.25%

* As a percentage of assets in the Variable Account.

**As a percentage of Portfolio’s net assets.

*** Includes $30 annual Records Maintenance Charge. The amount may be less than what is shown, because the Records Maintenance Charge is waived in certain circumstances. See “Fees and Charges – Records Maintenance Charge.”

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following tables shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost $1,375	Highest Annual Cost $3,120

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Least expensive combination of Portfolio Company fees and expenses

• No optional benefits

• No sales charges

• No additional purchase payments, transfers or withdrawals

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Most expensive combination of optional benefits, and Portfolio Company fees and expenses

• No sales charges

• No additional purchase payments, transfers or withdrawals

RISKS
Risk of Loss	You can lose money by investing in this Contract, including some or all of your investment.
Not a Short-Term Investment

The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing purchase payments in the Contract is consistent with the purpose for which the investment is being considered.

See “Principal Risks of Investing in the Contract.”

Risks Associated with Investment Options

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Subaccounts of the Variable Account in which you invest. Each Subaccount invests in one underlying portfolio. We do not guarantee how any of the portfolios will perform.

Insurance Company Risks

An investment in the Contract is subject to the risks related to Farmers New World Life Insurance Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about us is available upon request. Such requests can be made toll-free at 1-877-376-8008.

RESTRICTIONS
Investments

The Contract was available for qualified and non-qualified retirement plans. The Contract is currently not available for sale. This Contract required you to pay an initial premium of at least $500. The initial premium is the only premium we require you to pay.

A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract Year.

Before the Annuity Start Date, you may make transfers from the Subaccounts or from the Fixed Account subject to the conditions stated in “Transfer” section of this Prospectus. Also, we may modify or suspend the transfer privilege at any time.

We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company.

We reserve the right to remove or substitute portfolios as investment options, and we may limit a portfolio’s availability to new premiums and/or transfers of Contract Value.

We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio.

You may place money in the Fixed Account where we guarantee that it will earn interest for one-year periods at a guaranteed rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so.

Ten subaccounts, specified in “The Portfolios –Subaccounts Closed to New Investors” are closed to new investors.

The following restrictions apply to partial withdrawals. A partial withdrawal may have adverse tax consequences.

◾   You may make only 1 withdrawal each calendar quarter.

◾   You must request at least $100.

◾   You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.

◾   Surrender charges may apply.

See “Transfers,” “Farmers Annuity Separate Account A,” The Portfolios,” and “Fees and Charges.”

Optional Benefits

Optional benefits may be only available at the time you purchased your contract. We may discontinue or restrict the availability of an optional benefit.

As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit Rider.

See “Benefits Available Under the Contract,” “Death Benefit – Optional Guaranteed Minimum Death Benefit,” “Guaranteed Retirement Income Benefit.”

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. If you purchase the contract through a tax-qualified plan or individual retirement account, you do not get any additional tax deferral. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

See “Federal Tax Considerations.”

CONFLICTS OF INTEREST
Investment Professional Compensation

The Contract is currently not being issued. However, some investment professionals may receive compensation in connection with additional purchase payments in an outstanding Contract, and may have a financial incentive to recommend such additional payments over another investment. This compensation is paid in the form of commissions, based on your investment in the Contract.

See “Distribution of the Contacts” of the Statement of Additional Information (“SAI”).

Exchanges

If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract. This Contract is no longer sold.

See “Your Contract: The Pay-In Period – Tax-Free ‘Section 1035’ Exchanges.”

Overview of the Contract

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus, the related SAI, the Contract and the summary or full prospectuses for the Portfolios being considered. We urge you to read the entire prospectus as it describes all material features and benefits of the Contract and your rights and limitations thereunder. Certain features and benefits may vary depending on the state in which your Contract is issued.

Purpose

The Contract described in this prospectus is an individual flexible premium variable annuity contract. It is called “flexible premium” because you have considerable flexibility in the timing and amount of premium payments. This annuity is a contract between you (the Contract Owner) and Farmers (an insurance company) in which you agree to make one or more payments to us and, in return, we agree to pay a series of payments to you at a later date. The Contract gives you the opportunity to accumulate earnings on your Contract Value that are generally tax-deferred until you take money out of the Contract by surrender, partial cash withdrawals, we make annuity payments to you, or we pay the death benefit. Your Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the Fixed Account, and the effects of any Contract transactions (such as transfers and partial withdrawals) on your Contract Value. The Contract was available for qualified and non-qualified retirement plans. The Contract is currently not available for sale.

The Contract is designed to be long-term in nature in order to provide significant annuity benefits for you. This Contract is not appropriate if you intend to withdraw most of your Contract Value before you reach age 59 1/2. You could incur significant tax penalties and lose the annuity benefits of the Contract if you withdraw your money before you are age 59 1/2. For these reasons, you should not participate in this Contract if you are looking for a short-term investment.

Phases of the Contract

Like all deferred annuities, the Contract has two phases: the “Pay-in” Period and the “Payout” Period.

During the Pay-in Period, you can allocate money to any combination of investment alternatives offered under the Contract. Your Contract Value equals the sum of Variable Account Value and the Fixed Account Value:

◾

Variable Account. You may allocate premium(s) and Contract Value to one or more of the 45 Subaccounts each of which invests exclusively in one of the portfolios. For a list of portfolios in which you can invest, see “Appendix: Portfolios Available Under the Contract.”

◾

We reserve the right to offer other subaccounts in the future. Your investment returns on amounts you allocate to the subaccounts will fluctuate each day with the investment performance of these subaccounts and will be reduced by Contract and portfolio company charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

◾

We reserve the right to offer other subaccounts in the future. Your investment returns on amounts you allocate to the subaccounts will fluctuate each day with the investment performance of these subaccounts and will be reduced by Contract and portfolio company charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

◾

Fixed Account. You may place money in the Fixed Account where we guarantee that it will earn interest for one-year periods at a guaranteed rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by some of the fees and charges we assess. The Fixed Account is part of our General Account.

The Payout Period begins once you start receiving regular annuity payments from the Contract. You may receive annuity payments under one of three fixed annuity payment options: 1) Life Income, 2) Life Income with Guarantee Period, 3) Joint and Survivor Life Annuity. Description of each annuity payment option is provided in the “The Payout Period – Description of Annuity Options” section of this Prospectus The money you can accumulate during the Pay-in Period will directly determine the dollar amount of any annuity payments you receive.

Contract Features

Below is a brief summary of the Contract’s primary features and options.

Premium Flexibility

Minimum Premium. This Contract requires you to pay an initial premium of at least $500. The initial premium is the only premium we require you to pay.

Flexible Premiums. You can pay additional premiums of $500 or more ($50 or more for IRAs and/or if you authorize us to draw on an account by check or electronic debit) at any time before the Annuity Start Date. We may limit the total premium(s) paid to us during any Contract Year. You may also choose to have premiums deducted directly from your bank account.

Death Benefit. The Contract also offers a death benefit payable if any Owner or the last surviving Annuitant dies before the Annuity Start Date.

Optional Guaranteed Minimum Death Benefit. You may select for an additional fee the optional Guaranteed Minimum Death Benefit that provides an enhanced death benefit if the last surviving Annuitant dies before the Annuity Start Date.

Guaranteed Retirement Income Benefit. As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit rider. If you elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, this rider remains in force and our obligations and duties to you under this rider will not change. Description of the benefit is provided in the “Guaranteed Retirement Income Benefit” section of the prospectus.

Automatic Asset Rebalancing Program. Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the Subaccounts each quarter to reflect your most recent instructions for allocating premiums. No transfer fees are assessed under this program. Transfers under this program do not count toward the 12 free transfers permitted each Contract Year. We do not include any money allocated to the Fixed Account in the rebalancing. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

Dollar Cost Averaging Program. The Dollar Cost Averaging Program permits you to systematically transfer (on each monthly anniversary of the Issue Date) a set dollar amount from the Fixed Account to up to 8 Subaccounts. The minimum transfer amount is $100. No transfer fees are assessed under this program. Transfers under this program do not count toward the 12 free transfers permitted each Contract Year. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Systematic Withdrawal. You may elect our systematic withdrawal plan option whereby, after the first Contract Year, you may receive periodic payments of at least $100 on a monthly basis during the Pay-in Period.

Transfers. At any time during the Pay-in Period, you may make an unlimited number of transfers from and among the separate accounts. You may make one transfer each Contract Year from the Fixed Account.

Tax Treatment. Generally, a Contract’s earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified Contract during the Pay-in Period, including a surrender or partial withdrawal payment, earnings come out first and are taxed as ordinary income. Different tax consequences may apply for a Qualified Contract. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the taxable portion of the payment. The annuity payments you receive during the payout phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the “investment in the Contract” has been fully recovered. Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a surrender. For a further discussion of the Federal tax status of variable annuity contracts, see “Federal Tax Considerations.”

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you paid or will pay at the time that you bought the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Surrender Charge (as a percentage of amount surrendered or partially withdrawn)[1]	Maximum 7%
Transfer Fee[2]	$25 after 12 transfers per year
Premium Tax Charge[3]	Maximum 3.5%

[1]

We do not assess a surrender charge on death benefit payments. We do assess a surrender charge if you surrender your Contract, partially withdraw its Cash Value, or annuitize under the Contract while surrender charges are applicable.

[2]

We do not assess transfer fees on transfers under the Dollar Cost Averaging or Automatic Asset Rebalancing programs. Transfers under these programs do not count toward the twelve free transfers permitted each Contract Year.

[3]	Premium Tax charge, ranging from 0.00%—3.50%, may apply upon full surrender, partial withdrawal, or annuitization.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract (not including portfolio fees and expenses).

If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses	$ 30 annually
Base Contract Expenses (as percentage of assets in the Variable Account)	1.15%
Optional Benefit Expenses (as percentage of assets in the Variable Account)
Guaranteed Retirement Income Benefit	0.25%
Guaranteed Minimum Death Benefit	0.25%

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found in “Appendix: Portfolios Available Under the Contract.”

Annual Portfolio Company Expenses

	Minimum	Maximum
(Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.20%	1.44%

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Portfolio expenses.

The Example assumes that you invest $100,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
If you surrender or annuitize your Contract at the end of the applicable time period:	914	1,414	2,011	3,422

	1 year	3 years	5 years	10 years
If you do not surrender or annuitize your Contract at the end of the applicable period	314	960	1,631	3,422

Principal Risks of Investing in the Contract

Short-Term Investment Risk. The Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Please discuss your insurance needs and financial objectives with your registered representative.

Investment Option Investment Risk. You bear the risk of any decline in the Variable Account Value of your contract resulting from the performance of the Portfolios you have chosen. The Variable Account Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Portfolio. This risk could have a significant negative impact on certain benefits and guarantees under Contract. The investment risks are described in the prospectuses for the Portfolios.

Insurance Company Financial Strength Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise.

Withdrawal Risk. Generally, a Contract’s earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified Contract during the Pay-in Period, including a surrender or partial withdrawal payment, earnings come out first and are taxed as ordinary income. Different tax consequences may apply for a Qualified Contract. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the taxable portion of the payment. The annuity payments you receive during the payout phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the “investment in the Contract” has been fully recovered.

Business Continuity Risk. Our variable product business is highly dependent upon our employees and the employees of our service providers and business partners being able to perform their job responsibilities, so our business is potentially susceptible to risks that impact employees and could adversely affect our ability to continue to conduct business. These risks include among other things, natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of employees to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those working arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions. Such catastrophic events may also negatively affect the computer and other systems we rely upon, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes, although we do have plans in place to mitigate the interruption.

Tax-related Risk. The Contract is designed to be long-term in nature in order to provide significant annuity benefits for you. Generally, a Contract’s earnings are not taxed until you make a withdrawal. However, if the Owner of a Contract is not a natural person, e.g., a trust, tax on earnings will not be deferred but will be assessed annually. If you withdraw money from a non-qualified Contract, earnings will be taxed first. In addition, if a withdrawal occurs before you reach age 59 1⁄2, You could incur significant tax penalties. Different tax consequences apply to a Qualified Contract. You should consult a qualified tax advisor regarding your particular circumstances before engaging in any transaction.

Cyber-Security Risk. Our variable product business is highly dependent upon our computer systems and those of our business partners, so our business is potentially susceptible to risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, operational disruption, and unauthorized release of confidential customer information. A cyber-attack may adversely affect us and your contract value by, for example, interfering with our processing of contract transactions or our ability to calculate unit values, or causing the release and possible destruction of confidential customer or business information. Cyber security risks may also impact the issuers of securities in which the underlying Portfolios invest, which may cause the Portfolios underlying your contract to lose value. We devote significant resources to continually driving down our cyber risk and protecting our systems and data from the rapidly evolving threat landscape all companies face today. Nonetheless, there can be no absolute assurance that we or the underlying Portfolios or our service providers will avoid losses due to cyber-attacks or information security breaches.

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Contract. We are obligated to pay all benefits under the Contracts. Farmers is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005, and was incorporated under Washington law on February 21, 1910. Farmers established the Variable Account to support the investment options under this Contract and under other variable annuity contracts Farmers may issue. Farmers’ General Account supports the Fixed Account under the Contract.

The Fixed Account

You may allocate some or all of your Premium Payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our General Account assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Payments from the General Account for these obligations are subject to our claims-paying ability and financial strength. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual rate of at least the minimum guaranteed interest rate indicated in your contract. The guaranteed minimum interest rate will be between 1.0% and 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at the current rates in excess of the minimum guaranteed rate indicated in your contract, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations You make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum guaranteed interest rate indicated in your Contract.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below the minimum guaranteed interest rate indicated in your Contract per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not necessarily been reviewed by the staff of the SEC. However, Fixed Account disclosures may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

Farmers Annuity Separate Account A

Farmers established the Farmers Annuity Separate Account A (the “Variable Account”) as a Variable Account under the law of the state of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws. The Variable Account will receive and invest Premium Payments paid under the Contracts and under other variable annuity contracts we may issue in the future.

The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account shall be credited to or charged against the Variable Account, without regard to other income, gains or losses of any other account we own or arising out of any other business we may conduct.

Although we own the assets in the Variable Account, these assets are held separately from our other assets and are not part of our General Account. The portion of the assets of the Variable Account equal to the required reserves and other contract liabilities of the Variable Account are not chargeable with liabilities that arise from any other business that we conduct. We have the right to transfer to our General Account any assets of the Variable Account that are in excess of such reserves and other liabilities. Farmers is obligated to pay all amounts promised to the investors under the Contracts.

The Variable Account is divided into Subaccounts, each of which invests in shares of a portfolio of a fund. The Variable Account is subject to the laws of the State of Washington, which regulate the operations of insurance companies domiciled in Washington.

Changes to the Variable Account

We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify provisions of the Contract to reflect changes to the subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law. You may obtain additional information regarding the substitutions of investments and resolving conflicts among funds in the SAI. You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the back cover or by calling 1-877-376-8008.

The Portfolios

Each Subaccount of the Variable Account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Contract. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Contract.

An investment in a Subaccount, or in any portfolio, including the DWS Government Money Market VIP, is not insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Government Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.

Subaccounts Closed to New Investors

Ten subaccounts, which invest in the following portfolios, are closed to new investors:

Portfolio	Fund	Effective Date
Calvert VP SRI Mid Cap Portfolio	Calvert Variable Series, Inc.	September 1, 2008
DWS Core Equity VIP	Deutsche DWS Variable Series I	September 1, 2008
DWS Small Mid Cap Growth VIP	Deutsche DWS Variable Series II	September 1, 2008
Templeton Developing Markets VIP Fund	Franklin Templeton Variable Insurance Products Trust	September 1, 2008
Goldman Sachs Strategic Growth Fund	Goldman Sachs Variable Insurance Trust	September 1, 2008
Goldman Sachs Mid Cap Value Fund	Goldman Sachs Variable Insurance Trust	May 1, 2006
Janus Henderson Enterprise Portfolio	Janus Aspen Series	September 1, 2008
Equity Income Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
Principal Capital Appreciation Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
SmallCap Account	Principal Variable Contracts Funds, Inc.	September 1, 2008

If you purchased your Contract before the effective date shown in the table above, and had Contract Value allocated to an affected subaccount on the effective date, you may:

(1)	remain invested in the affected subaccount;
(2)	continue to allocate new premium to the affected subaccount; and
(3)	transfer into and out of the affected subaccount.

However, if and when you fully transfer out of an affected subaccount, you will not be permitted to allocate new premium to that subaccount or to transfer Contract Value into or out of that subaccount.

Information regarding each Portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in the “Appendix: Portfolios Available Under the Contract.”

Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio, and instructions regarding how you may obtain paper or electronic copies of Portfolio’s prospectus is also provided in the appendix.

In addition to the Variable Account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers, nor the mutual funds currently foresee any such disadvantages, either to variable life insurance Policy Owners or to variable annuity contract Owners, each fund’s Board of Directors (or Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance Policy Owners and variable annuity contract Owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions given by those variable life insurance Owners and those given by variable annuity contract Owners. If a fund’s Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance Policy Owners and variable annuity contract Owners would no longer have the economies of scale resulting from a larger combined fund.

Selection of the Portfolios

The portfolios offered through the Contracts are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the portfolio’s adviser was an affiliate. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a portfolio no longer satisfies one or more of the selection criteria and/or if the portfolio has not attracted significant allocations from Contract Owners.

You are responsible for choosing to invest in the portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a portfolio. After you select Subaccounts in which to allocate premiums or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk that the Contract Value of your Contract may decline as a result of the performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular portfolios available as investment options in the Contract.

Revenue We Receive From the Portfolios and/or Their Service Providers.

We and/or Farmers Financial Solutions, LLC (“FFS”) may directly or indirectly receive payments from the portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we and/or FFS provide and expenses we incur. We and/or FFS generally receive three types of payments:

•

Rule 12b-1 Fees. We and/or FFS receive some or all of the 12b-1 fees from the portfolios that charge a 12b-1 fee. See the prospectuses, for the Portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the portfolios owned by the subaccounts available under this Contract and certain other variable insurance products that we issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the portfolios’ service providers for administrative and other services we perform relating to Variable Account operations that might otherwise have been provided by the portfolios. The amount of this compensation is based on a percentage of the average assets of the particular portfolios attributable to the Contract and to certain other variable insurance products that we issue. These percentages currently range from 0.00% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
DWS	0.25%	Goldman Sachs	0.00%
BNY Mellon	0.25%	Janus	0.25%
Fidelity®	0.25%	PIMCO	0.15%
Franklin Templeton	0.25%	Principal	0.25%
*

Payments are based on an annual percentage of the average daily net assets of each underlying portfolio owned by the subaccounts available under this Contract and under certain other variable insurance products offered by us.

•

Other Payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the portfolios. Contract Owners, through their indirect investment in the portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the variable insurance products we issue, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Contracts, and that we incur, in our role as intermediary, in marketing and administering the underlying portfolios. We and our affiliates may profit from these payments.

Availability of the Portfolios

We cannot guarantee that each portfolio will always be available for investment through the Contracts.

We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio. New or substitute portfolios or classes of portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment, or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not add, remove, or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as you and other Contract Owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in the Subaccount that invests in that portfolio (as of a date set by the portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each subaccount in which you have an investment.

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Contract Owners advising you of the action and the reasons we took such action.

Benefits Available Under the Contract

The following table summarizes information about certain benefits available under the Contract.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Guaranteed Retirement Income Benefit rider	Guarantees a minimum income that is based on conservative actuarial factors.	Optional	0.25% of the average daily net assets you have invested in the subaccounts

As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit rider.

If you elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, this rider remains in force and our obligations and duties to you under this rider will not change.

There are conditions for receiving this benefit, and if you do not meet these conditions, you lose the benefit of the Rider.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	No Charge	Withdrawals will proportionately reduce the benefit, and such reductions could be significant.
Optional Guaranteed Minimum Death Benefit

Provides enhanced death benefit.

On the death of the last surviving Annuitant, the Guaranteed Minimum Death Benefit will equal the greatest of the following:

•  the standard death benefit

•  premiums you paid accumulated daily with interest compounded at 4% per year until the earlier of: (i) the date of death, or (ii) the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday; minus proportional reductions for withdrawals; or

•  the Greatest Anniversary Value on any Contract Anniversary through the earlier of the date of death or the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals.

		Optional	0.25% of the average daily net assets you have invested in the Subaccounts

Withdrawals will proportionately reduce the benefit, and such reductions could be significant.

This rider may not be available in all states, and may vary by state.

It provides an enhanced death benefit only if the last surviving Annuitant dies before the Annuity Start Date and before any Owner dies.

This enhanced death benefit is payable on the death of an Owner only if that Owner is the first Owner to die and is the last surviving Annuitant.

You may select the Guaranteed Minimum Death Benefit only on your Contract application.

A different death benefit calculation applies if the last surviving Annuitant dies after the Contract Anniversary on or next following the Annuitant’s 80th birthday.

Systematic Payment Plan	You may elect our systematic withdrawal plan option whereby, after the first Contract Year, you may receive periodic payments of at least $100 on a monthly basis during the Pay-in Period.	Optional	No Charge	Reduces your contract value by the amount of any withdrawals, (surrender charges, income taxes, and tax penalties may be applicable)
Dollar Cost Averaging	Permits you to systematically transfer (on each monthly anniversary of the Issue Date) a set dollar amount from the Fixed Account to up to 8 subaccounts.	Optional	No Charge	The minimum transfer amount is $100. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Automatic Asset Rebalancing	Allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation.	Optional	No Charge	We do not include any money allocated to the Fixed Account in the rebalancing. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program.

Your Contract: The Pay-In Period

The Pay-in Period begins when we issue your Contract and continues until the Annuity Start Date. The Pay-in Period will also end if you surrender your Contract, or a death benefit is payable, before the Payout Period.

Who Should Own the Contract? We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in higher Federal and state income tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you invested. You will have to hold the Contract for a period of time before the tax benefits will outweigh the fees assessed under this Contract.

If you own the Contract through a tax favored arrangement, including IRAs, Roth IRAs, SIMPLE IRAs, and SEP IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) since the tax favored arrangement itself provides for tax sheltered growth.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange, you might have to pay a surrender charge on your old contract. There may be a new surrender charge period for the new contract and other charges may be higher (or lower) and the benefits may be different than your old contract. If the exchange does not qualify for Section 1035 treatment, you may have to pay Federal income and penalty taxes on the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you a new annuity contract (that person will generally earn a commission if you buy an annuity through an exchange or otherwise).

Revenue Procedure 2011-38 sets forth the circumstances under which a direct transfer of a portion of the cash surrender value of an existing annuity contract will be treated by the IRS as a tax-free exchange.

Under Rev. Proc. 2011-38:

1.	The period of time in which cash cannot be withdrawn from either contract after a partial exchange is 180 days; and

2.	Annuity payments that satisfy the partial annuitization rule of Section 72(a)(2) of the Tax Code will not be treated as a distribution from either the old or new contract.

Please consult a competent tax advisor before engaging in either a Code Section 1035 exchange or partial transfer.

Ownership Rights

The Contract belongs to the Owner named in the application. The Owner may exercise all of the ownership rights and options described in the Contract. The Annuitant is the Owner unless the application specifies a different person as the Owner. The Owner may designate the Annuitant (the person to receive the annuity payments) and beneficiary (the person to receive the death benefit when the Annuitant or Owner dies) in the application.

Changing the Owner:

•	You may change the Owner by providing a written request to us at any time while the Annuitant is alive before the Annuity Start Date.
•	Any change in Owner requires our written approval.

•	The change takes effect on the date that the written request is signed.
•	We are not liable for any actions we may have taken before we received the written request.
•	Changing the Owner does not automatically change the beneficiary.

Changing the Owner may have tax consequences. You should consult a tax advisor before changing the Owner.

Selecting and Changing the Beneficiary:

•	If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
•	If the beneficiary dies before the Owner/Annuitant, then any contingent beneficiary becomes the beneficiary.
•	If both the beneficiary and contingent beneficiary die before the Owner/Annuitant, then we will pay the death benefit to the Owner or the Owner’s estate once the death benefit becomes payable.
•

You can request a delay clause that provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the Owner’s/Annuitant’s death, then the death benefit proceeds will be paid as if the beneficiary had died first.

•	You can change the beneficiary generally by providing us with a written request signed by the Owner while the Annuitant is living.
•	The request to change the beneficiary must be signed by the Owner.
•	The change in beneficiary is effective as of the date you sign the written request, subject to any action taken before we receive the request.
•	If you have named a beneficiary irrevocably, both you and the beneficiary must sign any request for change.
•	We are not liable for any actions we may have taken before we received the written request.

Assigning the Contract:

•	You may assign Contract rights before the Annuity Start Date.
•	The Owner retains any ownership rights that are not assigned.
•	The assignee may not change the Owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
•	The rights of the Owner and the beneficiary are subject to the rights of the assignee.
•	We are not bound by any assignment unless duplicate signed forms are filed with us.
•	We are not responsible for the validity of any assignment.
•	We are not liable for any payment we made before we received Written Notice of the assignment.

Assigning the Contract may have tax consequences. See the “Federal Tax Considerations” section of this prospectus for more information.

Modifying the Contract

Only one of our officers may modify the Contract or waive any of our rights or requirements under the Contract. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Contract. Upon notice to you, we may modify the Contract to:

•

conform the Contract, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Contract, our company or the Variable Account is subject;

•	assure continued qualification of the Contract under the Federal tax laws; or
•	reflect a change in the Variable Account’s operations.

If we modify the Contract, we will make appropriate endorsements to the Contract. If any provision of the Contract conflicts with the laws of a jurisdiction that govern the Contract, we will amend the provision to conform with such laws.

Premiums

Premium Flexibility

The initial premium of at least $500 is the only premium required to be paid under the Contract. You have the ability to determine the frequency of premiums you make after payment of the initial premium. You also may determine the amount and timing of each additional Premium Payment, except that Premium Payments must be at least $500 ($50 or more for IRAs and/or if you authorize us to draw on an account by check or electronic debit). You may make Premium Payments at any time until the earliest of: (a) the Annuity Start Date; (b) the date you fully withdraw all Contract Value. There is no age limit on making regular contributions to traditional or Roth IRAs. You must send all premiums to our Service Center.

We will not accept total Premium Payments in excess of the cumulative premium limit that is specified on your Contract specification page. The Federal Tax Code may also limit the amount of premiums you may make.

We may decline a Premium Payment for any reason permitted by law.

Electronic Payments. If you authorize electronic payment of your premiums from your bank account, the total amount of premiums being debited must be at least $500 per year. You can make monthly payments for the applicable fraction of at least $500, but the total for the year must add up to at least $500.

Allocating Premiums

When you complete your application, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the Variable Account and/or the Fixed Account according to the following rules.

•	You must put at least 1% (and no less than $500) of each premium in any subaccount you select or the Fixed Account.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification or by telephone authorization (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation unless we receive contrary instructions. However, you may direct individual Premium Payments to a specific subaccount and/or to the Fixed Account without changing your instructions. Changing your allocation instructions will not change the way existing Contract Value is apportioned among the Subaccounts or the Fixed Account.

Investment returns from amounts allocated to the subaccounts will vary with the investment performance of the subaccounts and will be reduced by Contract charges. You bear the entire risk for amounts you allocate to the Subaccounts. You should periodically review your Premium Payment allocation instructions in light of market conditions and your overall financial objectives.

We credit any premiums you make to your Contract after the date of reallocation (or after the Issue Date, if applicable) using the Accumulation Unit value next computed at the end of a Business Day on which we receive them at our Service Center. Our Business Day closes at the end of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time). If we receive your additional Premium Payments after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Your Contract Values

Contract Value

Your Contract Value:

•

varies from day to day, depending on the investment performance of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Contract transactions (such as additional Premium Payments, transfers, and partial withdrawals);

•	serves as the starting point for calculating values under a Contract;
•	equals the sum of all values in each subaccount and the Fixed Account;
•	is determined on the Issue Date and on each Business Day;
•	on the Issue Date, equals the initial premium less any premium tax due; and
•	has no guaranteed minimum amount and may be more or less than premiums paid.

Subaccount Value

Each subaccount’s value is determined at the end of each Business Day. We determine your Contract’s value in each subaccount by multiplying the number of units that your Contract has in the subaccount by the Accumulation Unit value of that subaccount at the end of the Business Day.

The number of Accumulation Units in any subaccount on any Business Day equals:

•	the initial Accumulation Units purchased at the unit value on the Issue Date; plus
•	Accumulation Units purchased with additional premiums; plus
•	Accumulation Units purchased via transfers from another subaccount or the Fixed Account; minus
•	Accumulation Units redeemed to pay a pro-rata share of the Records Maintenance Charge, if assessed on that Business Day; minus

•	Accumulation Units redeemed to pay for partial withdrawals, and any applicable surrender charges and premium taxes; minus
•	Accumulation Units redeemed as part of a transfer to another subaccount, or the Fixed Account, and any applicable transfer fee.

Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into Accumulation Units. We determine the number of Accumulation Units we credit to, or subtract from, your Contract by dividing the dollar amount of the allocation, transfer, or withdrawal, by the Accumulation Unit value for that subaccount at the end of the Valuation Period.

Accumulation Unit Value

The Accumulation Unit value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. The Accumulation Unit value may increase or decrease from one Valuation Period to the next. The Accumulation Unit value for each subaccount is recalculated at the end of each Business Day by multiplying the Accumulation Unit value at the end of the immediately preceding Business Day by the Net Investment Factor for the Business Day for which the value is being determined. The new Accumulation Unit value reflects the investment performance of the underlying portfolio, and the daily deduction of: (i) the mortality and expense risk charge, (ii) any charge for enhanced benefit riders, and (iii) the daily administrative charge during each Valuation Period. For information on computing the Net Investment Factor, see the “Calculation of Subaccount and Adjusted Historic Portfolio Performance Data – Accumulation Unit Value” of the SAI.

We determine a separate Accumulation Unit value for each subaccount. We will also determine separate sets of Accumulation Unit value reflecting the costs of the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit.

Fixed Account Value

On the Issue Date, your Fixed Account Value is equal to the premiums paid.

Your Fixed Account Value at the end of any Valuation Period (before the Annuity Start Date) is equal to:

•	the total of premiums allocated to the Fixed Account; minus
•	any applicable premium taxes; plus
•	amounts transferred from the Subaccounts; increased by
•	any credited interest; and decreased by
•	any transfers and withdrawals from the Fixed Account, and by any charges deducted from the Fixed Account.

Your Contract’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Contract.

Fees and Charges

This section describes the fees and charges that we make under the Contract to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Contract may result in a profit to us.

Mortality and Expense Risk Charge

As compensation for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from your net assets in the Subaccounts. The charge is equal, on an annual basis, to 0.95% of average daily net assets you have invested in the Subaccounts.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract. Because of these guarantees, each Annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Annuity Start Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from this charge to pay the costs of distributing the Contracts.

If you selected either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income Benefit (offering discontinued in July 2003), we will deduct an additional daily fee from your value in the Subaccounts at an annual rate of 0.25% of average daily net assets you have invested in the Subaccounts. If you chose both benefits, the additional daily fee will increase to an annual rate of 0.50%. See “Fee Table.”

Asset-Based Administration Charge

We deduct a daily asset-based administration charge from each Subaccount to help reimburse us for our administrative costs, such as Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.20% of your average daily net assets in the Subaccounts. This charge is designed to help compensate us for the cost of administering the Contracts and the Variable Account.

Transfer Fee

A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract Year. Any unused free transfers do not carry over to the next Contract Year. Each written or telephone request would be considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. Transfers you make through our asset rebalancing and dollar cost averaging programs do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.

Surrender Charge

We do not deduct a charge for sales expenses from Premium Payments at the time Premium Payments are paid to us. However, we will deduct a surrender charge, if applicable, if you surrender your Contract or partially withdraw Cash Value before the Annuity Start Date, or if you annuitize your Contract. We do not assess a surrender charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving Annuitant.

As a general rule, the surrender charge equals a percentage of the Premium Payments withdrawn that: (a) we have held for less than seven years; and (b) are not eligible for a free withdrawal. The surrender charge applies during the entire seven year period following each Premium Payment. The applicable percentage depends on the number of years since you made the Premium Payment being withdrawn, as shown on this chart:

Number of Completed Years from the Date of Premium Payment	Surrender Charge Percentage
0	7%
1	6%
2	5%
3	5%
4	4%
5	3%
6	2%
7 and later	0%

In determining surrender charges, we will deem premiums to be surrendered in the order in which we received them – that is, on a first-in, first-out basis.

Because surrender charges are based on the date each Premium Payment is made, you may be subject to a surrender charge, even though the Contract may have been issued many years earlier, if you have continued to make Premium Payments.

We will not apply the Surrender Charge Percentage to an amount greater than the current Contract Value minus the Free Withdrawal Amount. This may occur, for instance, if the Contract Value is less than your total Premium Payments because of negative investment performance.

When you request a withdrawal, you will be sent a check in the amount you requested (if available), less applicable tax withholding. If a surrender charge applies, your remaining Contract Value will be reduced by the dollar amount we send you, plus the surrender charge. The surrender charge is deducted pro-rata from all Subaccounts and the Fixed Account in which the Contract is invested based on the remaining Contract Value in each Subaccount and the Fixed Account, unless you request otherwise.

Free Withdrawal Amount

In any Contract Year before the Annuity Start Date, You may withdraw a portion of your Contract Value once each calendar quarter without incurring a surrender charge. This amount is called the Free Withdrawal Amount. Each Contract Year, the Free Withdrawal Amount is an amount up to the greater of:

•	Contract Value minus the excess of total premiums paid over prior withdrawals that were previously assessed a surrender charge; or

•	10% of the Contract Value determined at the time the withdrawal is requested, less any prior withdrawals in that Contract Year.

Any premium that has been held by us for more than seven years will be subject to a 0% surrender charge percentage.

Examples of Surrender Charge Calculation:

In the following examples, assume that a Contract is issued on July 1, 2002 with a $10,000 premium paid on the Issue Date. No subsequent premiums are paid.

Partial Withdrawal Example. The Owner wishes to withdraw $4,000 on September 15, 2006. Suppose the Contract Value is $12,700 on that date, before the withdrawal.

The Free Withdrawal Amount is the larger of (a) and (b):

(a)	$12,700 – $10,000 = $2,700
(b)	(10%)($12,700) = $1,270

The Free Withdrawal Amount is $2,700. The remaining portion of the withdrawal is subject to a surrender charge. Since this amount represents the withdrawal of premium paid between 3 and 4 years ago, the surrender charge percentage is 5%. The surrender charge is calculated as follows:

($4,000—$2,700)(5%) = $65

The Owner would receive $4,000, and the remaining Contract Value would be reduced by $4,065 and would equal $8,635 after the $4,000 partial withdrawal is taken.

Full Withdrawal Example: Positive Growth. The Owner wishes to fully surrender the Contract in year 3. The $30 Records Maintenance Charge and the surrender charge would be deducted from (the Contract Value minus the Free Withdrawal Amount). The surrender charge is calculated as follows:

($12,700—$2,700)(5%)/1.05 = $476.19

The Owner would receive $12,700—$476.19—$30 = $12,193.81.

Full Withdrawal Example: Negative Growth. Assume the same facts as above, but the Contract Value has declined to $8,000. The Free Withdrawal Amount is the larger of (a) and (b):

(a)	$8,000—$10,000 = $-2,000
(b)	(10%)($8,000) = $800

The surrender charge is calculated as follows:

($8,000—$800)(5%)/1.05 = $342.86

The Owner would receive $8,000—$342.86—$30 = $7,627.14.

Free withdrawals may be subject to federal income tax. They also may be subject to the 10% federal penalty tax if made before you reach age 59 1/2.

Waiver of Surrender Charge Riders

If state law permits and subject to certain restrictions, we will automatically issue two riders with your Contract. As described in these riders, we will waive the surrender charge:

•	after an Annuitant (who is under age 75) has been confined in a hospital or skilled heath care facility continuously for at least 90 days; or

•

(after one year from the effective date of the rider) if an Annuitant is diagnosed with a terminal illness after we issue the Contract and is expected to live for 12 months or less, up to an aggregate maximum withdrawal of $250,000.

Records Maintenance Charge

At the end of each Contract Year before the Annuity Start Date, we will deduct a records maintenance charge of $30 from your Contract Value as partial reimbursement for our administrative expenses relating to the Contract. We will deduct the fee from each Subaccount and the Fixed Account based on the proportion that the value in each Subaccount and the Fixed Account bears to the total Contract Value. We will also deduct this charge on the Annuity Start Date, or the date you surrender the Contract.

We will not deduct this fee after annuity payments have begun. We also currently waive deduction of the charge for Contracts whose Contract Value is $50,000 or more on the date of assessment.

Portfolio Management Fees and Expenses

Each portfolio deducts portfolio management fees and expenses from the amounts you have invested in the portfolios through the Subaccounts. You pay these portfolio fees and expenses indirectly. In addition, some portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily portfolio assets. For 2021, total annual portfolio fees and charges for the portfolios offered through this Contract ranged from 0.20% to 1.44% of average daily portfolio assets. See the prospectuses for the portfolios, for more information.

Redemption Fees. A portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each portfolio’s redemption fee, see the portfolio prospectus.

Premium Taxes

Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, we will deduct the cost of such taxes from the value of your Contract either:

•	from Premium Payments as we receive them,
•	from Contract Value upon surrender or partial withdrawal,
•	on the Annuity Start Date, or
•	upon payment of a death benefit.

Other Taxes

Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the Variable Account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

Transfers

After the right-to-examine period has expired and before the Annuity Start Date, you may make transfers from the Subaccounts or from the Fixed Account subject to the conditions stated below. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or suspend the transfer privilege at any time. Transfers under the Contract are subject to the following conditions:

•	You may make an unlimited number of transfers in a Contract Year from the Subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).

•

You may only make one transfer each Contract Year from the Fixed Account (unless you choose dollar cost averaging) during the 30 days following a Contract Anniversary. We measure a Contract Year from the anniversary of the Issue Date.

•	You may not make a transfer into the Fixed Account during the six months following any transfer you make out of the Fixed Account to any Subaccount(s).

•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

•

You must transfer at least the lesser of $100, or your total value in the Subaccount, if less. If you request a transfer that would reduce the amount in a Subaccount or Fixed Account below $500, we will transfer the entire amount in the Subaccount.

•

We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Contract Year. Any unused free transfers do not carry over to the next Contract Year. Transfers you make pursuant to the asset rebalancing and dollar cost averaging programs do not count toward your 12 free transfers. For more information, see “Fees and Charges.”

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.

•

We will price complete transfer requests that are received at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

•	We may suspend, restrict, modify or eliminate the transfer privilege at any time.

Asset Allocation Models

Asset allocation allows you to allocate your investments among various asset classes – such as stock funds, international funds, bond funds, and money market funds – depending on your risk tolerance, investment goals and time horizon. Keep in mind that use of an asset allocation model does not guarantee favorable investment results.

An asset allocation model program is not currently available in connection with the Contracts. However, we may offer an asset allocation model program in the future.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the Subaccounts each quarter to reflect your most recent instructions for allocating premiums. Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the Subaccounts on the first day of the Policy quarter based on the anniversary date of the Policy to bring your Contract back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your initial premium into 5 Subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 Subaccounts to change so that the 5 Subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value.

On the first day of the policy quarter based on the anniversary date of the Policy, we will transfer your money among the Subaccounts so that 20% of your Contract Value is again in each of the 5 Subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of the policy quarter based on the anniversary date of the Policy, we will automatically transfer money among the Subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the Subaccounts to the original model that was in place on the Issue Date (or to the model in place on the date you most recently told us to update the model).

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the Fixed Account in the rebalancing. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Contract Year.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. AAR is not available after the Annuity Start Date. Your AAR instructions are effective on the Business Day we receive them at the Service Center. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

We may suspend or modify AAR at any time.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Contract fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Dollar Cost Averaging Program

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more Subaccounts. You may designate up to eight Subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

Dollar cost averaging is only available during the Pay-in Period. You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your Issue Date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the request form at least 5 Business Days before the transfer date, for your transfers to begin on that date.

When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected Subaccounts, and the dollar cost averaging request will expire.

We may suspend or modify this Dollar Cost Averaging program at any time. We do not assess transfer fees on dollar cost averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Telephone Transfers

Your Contract will automatically receive telephone transfer privileges unless you provide other instructions. To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Contract is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Contract Owners, for the underlying portfolios, and for other persons who have material rights under the Contracts, such as insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a subaccount if market timers manage to transfer into an underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on portfolio management by:
¡	impeding a portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying portfolio to maintain a higher level of cash than would otherwise be the case;
¡	causing an underlying portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Contract Owners invested in those subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of Owners and coordinate with the underlying fund companies in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Contract Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in an underlying portfolio.

Deterrence. We impose limits on transfer activity within the Contract in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature or other standard identity authentication:

•	transfers in excess of $1,000,000 per Contract, per day

We will conduct ongoing monitoring for possible suspicious transfer activity. This includes identifying two or more round trip transactions to the same Subaccount within a 90 day period and more than four round trip transactions to the same Subaccount within a 12 month period. We will also coordinate and cooperate with the underlying fund companies’ efforts to deter, detect, and impose transaction restrictions as necessary to address disruptive trading activity.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be submitted through written request. This means that we may accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by the provisions of your Contract. As a result, to the extent the provisions of your Contract limit our actions, some Contract Owners may be able to market time through the Contract, while others would bear the harm associated with the timing.

We reserve the right to reject any Premium Payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying portfolio’s operations, or (2) if an underlying portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying portfolio refuses or reverses our order; in such instances some Contract Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Contract to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying portfolios under the Contract. The actions we take will be based on policies and procedures that we apply uniformly to all Contract Owners.

Underlying Portfolio Frequent Trading Policies. The underlying portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses, for the underlying portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying portfolio and the policies and procedures we have adopted for the Contract to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a Premium Payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Contract Owners and other persons with material rights under the Contract also should be aware that the purchase and redemption orders received by the underlying portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Surrender and Partial Withdrawals

Surrender

At any time before the Annuity Start Date, you may make a written request to surrender your Contract for its Cash Value as calculated at the end of the Business Day when we receive your request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Cash Value is the amount we pay when you surrender your Contract.

The Cash Value on any Business Day equals:

•	the Contract Value as of such date; minus
•	any surrender charge as of such date; minus
•	any premium taxes not previously deducted; minus
•	the Records Maintenance Charge unless waived.

Surrender Conditions:

•	You must make your surrender request in writing.
•	Your written surrender request must contain your signature.
•	You should send your written request to the Service Center.
•	A surrender is effective as of the Business Day when we receive your written request, unless you request otherwise.
•	You will incur a surrender charge if you surrender the Contract during the first 7 Contract years after making a Premium Payment. See the “Fees and Charges.”
•	Once you surrender your Contract, all coverage and other benefits under it cease and cannot be reinstated.
•	We will pay you the Cash Value in a lump sum within seven calendar days unless you request payment under an annuity option.

We will price complete surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete surrender request after the close of regular trading on the NYSE, we will price your surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Contract may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawals

Before the Annuity Start Date, you may request a withdrawal of part of your Cash Value subject to certain conditions. Partial withdrawals may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawal Conditions:

•	You must make your partial withdrawal request in writing.
•	Your written partial withdrawal request must contain your signature.
•	You should send your written request to the Service Center.
•	You may make only one partial withdrawal each calendar quarter.
•	You must request at least $100.
•	You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.
•	You may incur surrender charges.
•

You can specify the subaccount(s) and Fixed Account from which to make the partial withdrawal, otherwise we will deduct the amount from the subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the Fixed Account).

•

We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

•	We will reduce your Contract Value by the amount of the withdrawal you requested plus any surrender charge.
•	We generally will pay a completed partial withdrawal request within seven calendar days after the Business Day when we receive the request.

Remember, any partial withdrawal you take will reduce your Contract Value, and will proportionally reduce the minimum death benefit by the amount of the withdrawals plus any charges. See “Death Benefits.”

If you elected the Guaranteed Minimum Death Benefit, a partial withdrawal will proportionally reduce the Greatest Anniversary Value and the amount of premiums (plus interest) being accumulated at 4% annually. Likewise, if you elected the Guaranteed Retirement Income Benefit, a partial withdrawal will proportionally reduce the Income Base. The impact of a proportional reduction on these benefits depends, in part, upon the relative amount of your Contract Value at the time of the withdrawal. Under proportional reductions, if the amount of the death benefit or Income Base is greater than the Contract Value at the time of the partial withdrawal, then the reduction in the death benefit or Income Base will be greater than the dollar amount of the withdrawal (including any charges). For this reason, if a death benefit is paid, or the Income Base is calculated, after you have taken a partial withdrawal, the possibility exists that the total amount of the death benefit or Income Base will be less than the total Premium Payments you have paid. See “Death Benefits ” and “Guaranteed Retirement Income Benefit.”

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

See “Fees and Charges–Surrender Charge” for an explanation of the surrender charges that may apply.

Systematic Withdrawal Plan

After your first Contract Year, you can elect to receive regular payments from your Contract Value during the Pay-in Period. You may terminate the systematic withdrawal plan at any time.

Systematic Withdrawal Plan Conditions:

•	You must complete an enrollment form and send it to the Service Center.
•	You instruct us to withdraw selected amounts from the Fixed Account or any of the Subaccounts.
•	We will make these withdrawals on a monthly basis.
•	You must withdraw at least $100.
•	You must have a minimum balance at least equal to the amount you want to withdraw.
•	We will deduct a surrender charge, if applicable, from any amount you withdraw in excess of your Free Withdrawal Amount.
•	You may not take a systematic withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.

Income taxes and tax penalties may apply to the amount withdrawn. We may suspend, modify or terminate the systematic withdrawal plan at any time.

The Payout Period

The Annuity Start Date

The Annuity Start Date is the day that the Payout Period begins under the annuity option you have selected. If you own a Contract that is not a Qualified Contract, you must select the Annuity Start Date on which you will begin to receive annuity payments. The Annuity Start Date can be no later than the Final Annuity Date (the Contract Anniversary when the oldest Annuitant is age 95). You will not be able to withdraw any Contract value amounts after the Annuity Start Date.

In the case of an IRA that satisfies Tax Code section 408, your entire interest in the Contract must be distributed, or begin to be distributed, by your required beginning date. If you were born before July 1, 1949, your required beginning date must be no later than April 1 of the calendar year following the year in which you reach age 70 1/2 and the payment must be made in a specified form or manner. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. For either required beginning date and each succeeding year, a distribution must also be made on or before December 31. Roth IRAs under section 408A of the Tax Code do not require distributions at any time prior to your death; the Annuity Start Date for Roth IRAs can be no later than the Final Annuity Date.

Annuity Options

You must choose an annuity option on or before the Annuity Start Date. The annuity option you select will affect the dollar amount of each annuity payment you receive. You may select or change your annuity option on or before the Annuity Start Date while the Annuitant is living by sending a written request signed by you and/or your beneficiary, as appropriate, to our Home Office. You may choose one of the annuity options described below or any other annuity option being offered by us as of the Annuity Start Date. The annuity options we currently offer provide for fixed annuity payments. Once you have selected an annuity option, you may not change that election with respect to any Annuitant if annuity payments have begun. After the Annuity Start Date, the Contract no longer participates in the Variable Account.

You may elect to receive annuity payments on a monthly, quarterly, semi-annual or annual basis. If you do not specify the frequency of payment, we will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to our agreement) and will begin in the month immediately following the Annuity Start Date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and annuity option you select.

If you do not select an annuity option by the Final Annuity Date, we will apply the Contract Value under the Second Option, Life Income with a 10-year guarantee period, as described below.

A beneficiary may have the death benefit paid as an annuity under one of the annuity options.

Determining the Amount of Your Annuity Payment

On the Annuity Start Date, we will use the Cash Value to calculate your annuity payments under the annuity option you select. Cash Value is your Contract Value minus any applicable surrender charges, records maintenance fee, and premium tax.

For Qualified Contracts, distributions must satisfy certain requirements specified in the Federal Tax Code.

Fixed Annuity Payments

Fixed annuity payments are periodic payments that we make to the Annuitant. The amount of the fixed annuity payment is fixed and guaranteed by us.

The amount of each fixed annuity payment depends on:

•	the form and duration of the annuity option you choose;
•	the age of the Annuitant;
•	the sex of the Annuitant and/or joint Annuitant;
•	the amount of your Cash Value on the Annuity Start Date; and
•	the applicable guaranteed annuity tables in the Contract.

Guaranteed Annuity Tables

The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of 2.5%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.

The guaranteed annuity tables in your Contract show the minimum dollar amount of the first monthly payment for each $1,000 applied under the first, second and third annuity options. Under the first or second options, the amount of each payment will depend upon the adjusted age and sex of the Annuitant at the time we are due to pay the first payment. Under the third option, the amount of each payment will depend upon the sex of both Annuitants and their adjusted ages at the time we are due to pay the first payment.

The adjusted age of the Annuitant is determined by calculating the age at the nearest birthday of the Annuitant on the Annuity Start Date and subtracting a number that depends on the year in which the Annuity Start Date belongs:

Annuity Start Date	Adjusted Age is Age Minus
Before 2001	0 Years
2001 to 2010	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Description of Annuity Options

First Option – Life Income.* We will make payments for the Annuitant’s lifetime. When the Annuitant dies, we will stop making monthly payments with the last payment due prior to the Annuitant’s death.

Second Option – Life Income with a Guarantee Period. We will make payments for the Annuitant’s lifetime, with the guarantee that we will make payments for at least 10 or 20 years. You select either the 10 or 20 year guarantee period. On the death of the Annuitant on or after the Annuity Start Date, we will pay any remaining guaranteed payments to the beneficiary.

For Qualified Contracts, the period selected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

Third Option – Joint and Survivor Life Annuity.* Under this option, we will make annuity payments so long as two Annuitants are alive. After the death of one of the Annuitants, we will continue to make payments for the lifetime of the surviving Annuitant, although the amount of the payment may change. We will stop making monthly payments with the last payment due before the last surviving Annuitant’s death.

Other options may be available upon request.

*

It is possible under this option to receive only one annuity payment if the Annuitant dies (or Annuitants die) before the due date of the second payment or to receive only two annuity payments if the Annuitant dies (or Annuitants die) before the due date of the third payment, and so on.

Guaranteed Retirement Income Benefit

As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit rider.

If you elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, this rider remains in force and our obligations and duties to you under this rider will not change.

Our obligations and duties to Owners who purchased the rider are described below.

Here are some terms you will need to know before reading this section:

•	the guaranteed annuity rates are the rates contained in your Contract under “Guaranteed Annuity Tables.”

•	income base equals the greater of:

(i)	premiums you paid accumulated daily with interest compounded at 5.00% per year through the earlier of the Annuity Start Date and the Contract Anniversary on or next following the oldest joint Annuitant’s 80th birthday, with a proportional reduction for withdrawals; and

(ii)	the Greatest Anniversary Value for the Contract anniversaries through the earlier of the Annuity Start Date and the Contract Anniversary on or next following the oldest joint Annuitant’s 80th birthday, with a proportional reduction for withdrawals.

In determining the income base when the oldest joint Annuitant is over 80 on the Annuity Start Date, the income base on the Contract Anniversary coincident with or next following the Annuitant’s 80th birthday is increased by any premiums received and proportionately reduced by any withdrawals since that anniversary.

The proportional reductions for withdrawals are determined independently for (i) and (ii) above. The proportional reduction for each withdrawal (for purposes of the Guaranteed Retirement Income Benefit) equals:

•	the income base under the item being considered (either (i) or (ii) above) immediately prior to the withdrawal; multiplied by

•	the ratio of the amount withdrawn (including charges) to the Contract Value immediately prior to the withdrawal.

*            *              *

The Guaranteed Retirement Income Benefit provides a minimum fixed annuity guaranteed lifetime income to the Annuitant once the Contract has been in force for ten Contract Years. You may discontinue the Guaranteed Retirement Income Benefit at any time by sending notice to the Service Center. Once you discontinue the Guaranteed Retirement Income Benefit, you may not select it again.

If you selected the Guaranteed Retirement Income Benefit, we will deduct an additional daily charge on each Business Day from the Subaccounts at an annual rate of 0.25% of the average daily net assets you have invested in the Subaccounts. For more information, see “Fees and Charges”.

Conditions for receiving the Guaranteed Retirement Income Benefit:

•	You must choose an annuity option that provides payments for the lifetime of one or more Annuitants with payments guaranteed for a period not to exceed 10 years;
•	For Qualified Contracts, the period selected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.
•	You must select an Annuity Start Date that is on or after the 10th Contract Anniversary;
•	You must select an Annuity Start Date that occurs within 30 days following a Contract Anniversary; and
•

Your Annuity Start Date must be before the Annuitant’s 91st birthday and after the Annuitant’s 60th birthday. If the Annuitant is younger than 44 on the Issue Date, the Annuity Start Date must be after the 15th Contract Anniversary.

If you do not meet these conditions, you lose the benefit of the Rider.

The amount of minimum income payments we will pay under the Guaranteed Retirement Income Benefit is determined by applying the income base (less applicable taxes) to the guaranteed annuity rates in your Contract for the annuity option you select. On the Annuity Start Date, the income payments we will pay under the Contract will equal the greater of:

•	the dollar amount determined by applying the income base (under the Guaranteed Retirement Income Benefit) to the guaranteed annuity rates in the Contract; and
•	the dollar amount determined by applying the Contract’s Cash Value to the income benefits, annuity options and current annuity tables as described in your Contract.

We will pay the Guaranteed Retirement Income Benefit for the life of a single Annuitant, or the lifetimes of two Annuitants. If we pay the Guaranteed Retirement Income Benefit for the life of two Annuitants, then we will use the age of the oldest joint Annuitant to determine the income base.

The Guaranteed Retirement Income Benefit guarantees a minimum income that is based on conservative actuarial factors. The income guaranteed under the Guaranteed Retirement Income Benefit by applying the income base to the Contract’s guaranteed annuity tables may, under some circumstances, be less than the income that would be provided by applying the Contract’s Cash Value to current annuity factors (i.e., the income you would receive if you did not purchase the Guaranteed Retirement Income Benefit). Depending on market conditions and the build-up in your Contract’s Cash Value, you may decide not to annuitize under the rider. When you bought the Guaranteed Retirement Income Benefit, you took the risk that you may pay for the rider’s insurance but never receive the benefit.

Death Benefits

Death Benefit Before the Annuity Start Date

Only one death benefit will be payable under this Contract. Upon payment of the death benefit proceeds, the Contract will terminate.

We will pay the death benefit proceeds to the beneficiary if any of the following occurs during the Pay-in Period:

•	the Owner or any joint Owner dies, or
•	the last surviving Annuitant dies,

and we receive satisfactory proof of death of the deceased.

If the beneficiary dies before the Owner or Annuitant and there is no contingent beneficiary, we will pay the death benefit to the Owner or the Owner’s estate.

If any Owner is a non-natural person, then the death of any Annuitant will be treated as the death of an Owner.

Take care when naming Owners, Annuitants and beneficiaries. Your choices may impact the amount of the death benefit payable under the Contract.

Standard Death Benefit

If you have not selected the Guaranteed Minimum Death Benefit on your application, and if the last surviving Annuitant (or an Owner who is an Annuitant) dies before his or her 80th birthday, the death benefit equals the greater of:

•	the Contract Value on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method at the Service Center; or
•	the minimum death benefit, which equals the sum of all premiums, minus proportional reductions for withdrawals.

The proportional reduction in the minimum death benefit equals:

•	the minimum death benefit immediately prior to the withdrawal; multiplied by
•	the ratio of the amount you withdraw (including any charges) to the Contract Value immediately before the withdrawal.

In all other cases (including the death of an Owner who is not an Annuitant), the death benefit equals the Contract Value determined on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method. Such other cases include the death of an Annuitant who has attained his or her 80th birthday.

In determining the standard death benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.

Optional Guaranteed Minimum Death Benefit

On your application, you may select the optional Guaranteed Minimum Death Benefit rider. If you select the Guaranteed Minimum Death Benefit rider, the death benefit guarantee provided by this rider will only apply if the last surviving Annuitant dies before the Annuity Start Date and before any Owner dies. In all other cases, such as the death of an Owner who is not the last surviving Annuitant, the death benefit will be limited to the Standard Death Benefit described above and you will lose the benefits of the rider. If you select the Guaranteed Minimum Death Benefit rider, we will deduct a substantial additional daily charge from your Contract Value.

Ask your agent for an explanation of the benefits and limitations of this feature, particularly if you name joint Owners and/or joint Annuitants.

The Guaranteed Minimum Death Benefit equals the greatest of:

1.	the standard death benefit as described above;
2.

premiums you paid accumulated daily with interest compounded at a rate of 4% per year through the earlier of (i) the date of death, or (ii) the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals; or

3.

the Greatest Anniversary Value on any Contract Anniversary through the earlier of the date of death or the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals.

The Greatest Anniversary Value is calculated as follows: an anniversary value is defined for each eligible Contract Anniversary as the Contract Value on that anniversary, increased by premiums accepted since that anniversary and proportionately reduced for withdrawals since that anniversary. The largest such anniversary value is the Greatest Anniversary Value.

Guaranteed Minimum Death Benefit Provisions:

•

If the last surviving Annuitant dies after the Contract Anniversary coincident with or next following that Annuitant’s 80th birthday and before the Annuity Start Date, the amounts calculated under 2 and 3 above will be increased by premiums received and proportionately reduced for withdrawals since that anniversary.

•	If the last surviving Annuitant was older than 80 on the Issue Date, then no death benefit will be payable under 2 or 3 above.
•	The proportional reductions for withdrawals are determined independently for 2 and 3 above. The proportional reduction for each withdrawal is equal to the product of:

◾	the death benefit available under the item being considered (either 2 or 3) immediately prior to the withdrawal, and
◾	the ratio of the amount withdrawn (including any charges) to the Contract Value immediately before the withdrawal.

•	We will deduct an additional charge equal, on an annual basis, to 0.25% of the average net assets you have invested in the Subaccounts.
•	You must select the Guaranteed Minimum Death Benefit on your Contract application.
•	This death benefit is only payable during the Pay-in Period and is not available after the Annuity Start Date.
•

The Guaranteed Minimum Death Benefit will end when the Contract ends or you send a signed request to terminate it to the Service Center. If you terminate the rider, we will no longer deduct the 0.25% additional rider charge from the Subaccounts.

In determining the Guaranteed Minimum Death Benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.

The Guaranteed Minimum Death Benefit may not be available in all states, and it may vary by state.

Distribution of Death Benefit Proceeds

If a death benefit is payable before the Annuity Start Date, we will pay the death benefit in a lump sum, unless we consent to another arrangement within 90 days of receiving due proof of death.

If all or a part of the death benefit proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary’s name, unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the beneficiary with a checkbook to access these funds from the special account within seven calendar days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

In all events, death benefit distributions will be made from a non-qualified Contract in accordance with Section 72(s) of the Tax Code.

If any Owner dies before the Annuity Start Date, the death benefit must be distributed to the beneficiaries within five years after the date of death or distributed over the life (or period not exceeding the life expectancy) of the beneficiary, provided that such distributions begin within one year of the Owner’s death. A new settlement agreement will be drawn up and the original Contract will terminate. The payments under this agreement will be fixed and guaranteed. If you have named two or more beneficiaries, then the provisions of this section shall apply independently to each beneficiary.

If the sole beneficiary is the surviving spouse of the deceased Owner, the spouse may elect to continue the Contract (in lieu of receiving the death benefit) with the surviving spouse as the sole Owner but not the Annuitant. On the death of the surviving spouse, we will pay a death benefit. If the Contract is continued with the

Guaranteed Minimum Death Benefit rider in effect, the spouse should consider terminating the rider, as the Guaranteed Minimum Death Benefit cannot be paid on the death of the surviving spouse.

If an Owner is a non-natural person, then each Annuitant will be treated as an Owner for purposes of distributing the death benefit, and any death of an Annuitant will be treated as the death of the Owner for purposes of these requirements. Moreover, if an Annuitant is also an Owner, then the death of such Annuitant will also be treated as the death of an Owner.

Multiple Beneficiaries. If a death benefit is owed to more than one primary beneficiary or contingent beneficiary, we may delay payment of the death benefit proceeds until we have received the necessary instructions from each primary or contingent beneficiary. Each primary or contingent beneficiary will bear the investment risk (i.e., receive any gains or bear any losses) on investments held in the Subaccounts until the payment of the death benefit.

Death Benefit on or After the Annuity Start Date

If an Annuitant dies on or after the Annuity Start Date, we will pay any remaining guaranteed payments to the beneficiary as provided in the annuity option selected. If an Owner who is not the Annuitant dies while an Annuitant is still living, we will continue to pay the income payments for the Annuitant’s lifetime in the same manner as before such Owner’s death.

Investment Performance of the Subaccounts

The Company periodically advertises performance of the subaccounts and portfolios. We may disclose at least four different kinds of performance.

First, we may disclose standard total return figures for the subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, any charge for optional benefits, the annual records maintenance charge and the surrender charge. These figures are based on the actual historical performance of the subaccounts since their inception.

Second, we may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge or by charges for optional benefits currently assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.

Third, we may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although we may not deduct the surrender charge or the charges for optional benefits in some cases. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

Fourth, we may include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.

We may provide illustrations of hypothetical Contract expenses and values during the accumulation period, based on hypothetical rates of return that are not guaranteed.

For a sample of the performance of the subaccounts and portfolios that we may advertise, see the SAI.

Federal Tax Considerations

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws. If a non-qualified annuity contract satisfies the requirements of the Tax Code, no taxes are generally imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single lump sum or as annuity payments under the annuity payout option elected.

Diversification Requirements. One of the requirements is that the investments of the Variable Account be “adequately diversified” in order to treat the Contract as an annuity contract for Federal income tax purposes. We believe that the Variable Account will satisfy these diversification requirements. We reserve the right to modify the

Variable Account to bring it into conformity with applicable standards should such modification be necessary to assure the Contract is treated as an annuity contract for tax purposes.

Owner Control. In some circumstances, Owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the Variable Account may be treated as the Owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the Owner of the underlying assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the Owners of the underlying portfolio assets of the Variable Account.

Death Distribution Requirements. In order to be treated as an annuity Contract for Federal income tax purposes, any non-qualified Contract issued after January 18, 1985 must provide that:

(a)	if an Owner dies on or after the annuity start date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and

(b)	if an Owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of the Owner’s death.

The requirement in (b) above will be considered satisfied with respect to any portion of the Owner’s interest which is payable to or for the benefit of a “designated beneficiary” who is a natural person, if distributed over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner’s death. The Owner’s “designated beneficiary” is the person designated by the Owner as a beneficiary and to whom ownership passes upon the Owner’s death. If the Owner’s “designated beneficiary” is the surviving spouse of the Owner, however, the Contract may be continued with the surviving spouse as the new Owner.

Non-qualified Contracts issued after January 18, 1985 contain provisions which are intended to comply with these requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with these requirements when clarified by regulation or otherwise.

The U.S. Department of the Treasury and the Internal Revenue Service, following the U.S. Supreme Court’s decision in United States v. Windsor, jointly announced the issuance of Revenue Ruling 2013-17, providing guidance on the federal taxation of same-sex couples. Windsor invalidated the limitation of marriage to opposite-sex couples in the federal Defense of Marriage Act (“DOMA”). Rev. Rul. 2013-17 holds that for all federal tax purposes, including income, gift and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple resides would recognize the marriage. In the 2015 case, Obergefell v. Hodges, the U.S. Supreme Court required all states to issue marriage licenses to same-sex couples and to recognize same-sex marriages validly performed in other jurisdictions.

DOMA still affects the federal tax status of same-sex civil unions and domestic partnerships. For Federal tax purposes, the term “marriage” does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated as a marriage under that state’s law. Thus, domestic partners and individuals in civil unions are not treated as “Spouses” under this Contract. You are strongly encouraged to consult with a qualified financial advisor and/or tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.

We believe that our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading “Tax Status of the Contracts.” You can obtain the SAI (at no cost) by writing to us at the address shown on the back cover or by calling 1-877-376-8008.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

If you invest in a variable annuity as part of an IRA, Roth IRA, SIMPLE IRA or SEP IRA program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s accumulation value generally will be treated as a distribution.) When annuity payments begin on a Non-Qualified Contract, you will be taxed only on the portion of each annuity payment that represents investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the Annuitant reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (such as a corporation) owns a non-qualified annuity contract, the Owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract reduced by any amount previously distributed from the Contract that was not subject to tax) during the taxable year. There are some exceptions to this rule, including a non-natural person holding the contract as an agent for a natural person and a prospective Owner that is not a natural person should discuss these with a tax advisor.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner’s investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59 1/2;
•	made on or after the death of an Owner;
•	attributable to the taxpayer’s becoming disabled; or
•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax advisor with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start and pursuant to IRS regulations. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. If part of an annuity Policy’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Policy is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Policy to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.

Tax-Free Exchanges. Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information to us relating to the federal income tax status of the previous annuity contract.

Revenue Procedure 2011-38 significantly eases the restrictions on partial transfers previously adopted by the IRS. Under Rev. Proc. 2011-38, a partial exchange will be treated as tax-free under Section 1035 of the Code if there are no distributions, from either annuity, within 180 days of the partial 1035 exchange and annuity payments that satisfy the partial annuitization rule of Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract. Please discuss any tax consequences concerning any contemplated transaction with a competent tax advisor.

Transfers or Assignments of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant or payee other than an Owner, or the selection of certain Annuity Start Dates may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

Withholding. Distributions from non-qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Separate Rider Charges. It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

Investment Income Surtax. A 3.8% tax is imposed on an amount equal to the lesser of (a) ”net investment income;” or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income” is defined for this purpose as including the excess (if any) of gross income from annuities over allowable deductions, as such terms are defined in the Act. The term net investment income does not include any distribution from an IRA or certain other retirement plans or arrangements. Please consult the impact of the Act on You with a competent tax advisor.

Further Information. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

Taxation of Qualified Contracts

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Annuities, (IRAs), as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of $6,000 for 2021 or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. If you reach the age of 50 before the end of 2021, you are entitled to an additional catch-up contribution of $1,000, raising your total annual contribution to $7,000. Distributions from certain pension plans may be “rolled over” or “directly transferred” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed at ordinary income rates when distributed from the IRA. A ten percent penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has reviewed the Contract and its traditional IRA and SIMPLE IRA riders and has issued an opinion letter approving the form of the Contract and the riders for use as a traditional IRA and a SIMPLE IRA.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Tax Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a limit specified in the Tax Code (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a ten percent penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA up to a limit specified in the Tax Code or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a ten percent penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A ten percent penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the Owner’s lifetime; however, required distributions at death are generally the same.

SEP IRAs, as described in Tax Code section 408(k), permit employers to make contributions to IRAs on behalf of their employees. SEP IRAs generally are subject to the same tax rules and limitations regarding distributions as IRAs, and they are subject to additional requirements regarding plan participation and limits on contributions.

Other Tax Issues

Qualified Contracts (other than Roth IRAs) have minimum distribution rules that govern the timing and amount of lifetime distributions. If you attain age 70 1/2 on or after January 1, 2020, the age when you must begin taking required minimum distributions has increased from 70 1/2 to 72. In addition, the rules for distributions from qualified contracts upon an owner’s death have been changed. You should consult a tax advisor for more information about these new distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Due to regulatory requirements, we must include the value of your Guaranteed Minimum Death Benefit or the GRIB Rider in the calculation of your required minimum distribution. As a result of this calculation, your required minimum distribution may be significant, and the fair market value of your Contract, as reported on Form 5498, may exceed the Contract Value. However, only the Contract Value is available to you for withdrawals. You should consult a tax advisor for more information about these distribution rules.

Our Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the subaccounts of the Variable Account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the subaccounts of the Variable Account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. You should consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Permanent Estate and Gift Tax Exemption

The American Taxpayer Relief Act of 2012 (“ATRA”) permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000 indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012. The Tax Cut and Jobs Act of 2017, increased the federal estate, gift and generation-skipping transfer tax exemption amounts to $11,200,000 for individuals and $22,400,000 for married couples respectively beginning in 2018. These exemption amounts are scheduled to increase with inflation each year until 2025. On January 1, 2026, the exemption amounts are scheduled to revert to the 2017 levels, adjusted for inflation.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Additional Information

When We Will Make Payments

During the Pay-in Period, we will usually pay the amounts of any surrender, partial withdrawal, or death benefit payment within seven calendar days after we receive all the required information. The required information includes your written request, any information or documentation we reasonably need to process your request, and, in the case of a death benefit, receipt and filing of due proof of death. However, we may suspend or postpone payments during any period when:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•	the SEC permits, by an order, the postponement for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a surrender, withdrawals, or death benefit proceeds, or payments under a settlement option until we have assured ourselves that the check or draft has been honored.

If mandated under applicable law, we may be required to reject a Premium Payment and/or otherwise block access to a Contract Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, a surrender, annuity payments, or death benefits. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator. We may also be required to provide additional information about you or your account to government regulators.

We have the right to defer payment for a surrender, partial withdrawal, death benefit or transfer from the Fixed Account for up to six months from the date we receive your written request.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Contracts.

Reports to Owners

Before the Annuity Start Date, we will mail a report to you at least annually at your last known address of record. The report will state the Contract Value (including the Contract Value in each subaccount and the Fixed Account), and any further information required by any applicable law or regulation. Contract Owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as Premium Payments, transfers, partial withdrawals, and a surrender. Scheduled financial transactions may be confirmed using quarterly statements.

Inquiries

Inquiries regarding your Contract may be made by calling our Service Center at 1-877-376-8008, or writing to us at P. O. Box 724208 Atlanta, Georgia 31139.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Annuity Separate Account A are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements, please call our Service Center at 1-877-376-8008, or write to us at P. O. Box 724208 Atlanta, Georgia 31139.

Appendix: Portfolios Available Under the Contract

The following is a list of Portfolios under the Contract. More information about the Portfolios is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/farmers/tahd/VA. You can also request this information at no cost by calling 1-877-376-8008 or emailing us at farmersvariable@infosys.com.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth.	Calvert VP SRI Mid Cap Portfolio*[1] Investment Adviser: Calvert Research and Management	0.96%	15.03%	12.59%	11.89%

Seeks to achieve a high rate of total return.	DWS CROCI® U.S. VIP (Series II) (Class A Shares)[1] Investment Adviser: DWS Investment Management Americas, Inc.	0.78%	26.69%	10.23%	8.71%

Seeks above-average capital appreciation over the long term.	DWS Global Small Cap VIP (Series I) (Class A Shares)[1] Investment Adviser: DWS Investment Management Americas, Inc.	1.05%	14.94%	9.32%	9.20%

Seeks long-term growth of capital, current income and growth of income.	DWS Core Equity VIP (Series I) (Class A Shares)* Investment Adviser: DWS Investment Management Americas, Inc.	0.59%	25.30%	16.70%	16.17%

Seeks to provide a high level of current income.	DWS High Income VIP (Series II) (Class A Share Class)[1] Investment Adviser: DWS Investment Management Americas, Inc.	0.84%	4.00%	6.02%	6.16%

Seeks long-term growth of capital.	DWS CROCI® International VIP (Series I) (Class A Share Class)[1] Investment Adviser: DWS Investment Management Americas, Inc.	0.93%	9.24%	7.34%	5.67%

Investment Objective	Portfolio and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year

Seeks maximum current income to the extent consistent with stability of principal.	DWS Government Money Market VIP (Series II) (Class A Share Class) Investment Adviser: DWS Investment Management Americas, Inc.	0.42%	0.01%	0.77%	0.39%

Seeks long-term capital appreciation.	DWS Small Mid Cap Growth VIP (Series II) (Class A Shares)*[1] Investment Adviser: DWS Investment Management Americas, Inc.	0.78%	13.84%	13.87%	13.57%

Seeks capital growth.	BNY Mellon Opportunistic Small Cap Portfolio (Service Class Shares) Investment Adviser: Newton Investment Management North America, LLC.	1.07%	16.16%	11.12%	13.29%

Seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Class Shares) Investment Adviser: BNY Mellon Investment Advisors, Inc. Subadviser: Newton Investment Management	0.92%	26.68%	18.20%	15.30%

Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class Shares) Investment Adviser: FMR Subadvisers: FMR UK, FMR HK, and FMR Japan	0.71%	23.08%	26.16%	19.58%

Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity® VIP Index 500 Portfolio (Service Class Shares) Investment Adviser: FMR Subadviser: Geode	0.20%	28.45%	18.23%	16.32%

Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio (Service Class Shares) Investment Adviser: FMR Subadvisers: FMR UK, FMR HK, and FMR Japan	0.71%	25.51%	13.49%	13.17%

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2005 (Service Class 2 Shares) Investment Adviser: FMR	0.62%	3.82%	6.99%	6.17%

Investment Objective	Portfolio and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2010 (Service Class 2 Shares) Investment Adviser: FMR	0.67%	5.60%	8.18%	7.40%

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2015 (Service Class 2 Shares) Investment Adviser: FMR Subadvisers: FMR UK, FMR HK, and FMR Japan	0.71%	7.39%	9.36%	8.16%

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2020 (Service Class 2 Shares) Investment Adviser: FMR	0.75%	9.26%	10.41%	8.98%

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2025 (Service Class 2 Shares) Investment Adviser: FMR	0.78%	10.55%	11.24%	9.97%

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2030 (Service Class 2 Shares) Investment Adviser: FMR	0.82%	12.07%	12.48%	10.81%

Seeks high total return with a secondary objective of principal preservation.	Fidelity® VIP Freedom Income (Service Class 2 Shares) Investment Adviser: FMR	0.60%	3.03%	6.08%	4.88%

Seeks high current income and, as a secondary objective, capital appreciation.	Fidelity® VIP FundsManager 20% Portfolio (Service Class 2 Shares)[1] Investment Adviser: FMR	0.75%	3.52%	5.34%	4.39%

Seeks high total return.	Fidelity® VIP FundsManager 50% Portfolio (Service Class 2 Shares)[1] Investment Adviser: FMR	0.99%	9.88%	9.75%	8.18%

Seeks high total return.	Fidelity® VIP FundsManager 70% Portfolio (Service Class 2 Shares)[1] Investment Adviser: FMR	1.12%	14.44%	12.28%	10.48%

Seeks high total return.	Fidelity® VIP FundsManager 85% Portfolio (Service Class 2 Shares)[1] Investment Adviser: FMR	1.20%	17.64%	14.22%	12.14%

Investment Objective	Portfolio and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year

Seeks long-term total return.	Franklin Small Cap Value VIP Fund (Class 2 Shares)* Investment Adviser: Franklin Mutual Advisors, LLC	0.91%	25.37%	9.94%	12.13%

Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)[1] Investment Adviser: Franklin Advisors	1.08%	10.01%	20.84%	15.70%

Seeks long-term growth of capital.	Goldman Sachs Strategic Growth Fund (Institutional Class Shares)* Investment Adviser: Goldman Sachs Asset Management, L.P.	0.79%	21.93%	24.58%	19.02%

Seeks long-term growth of capital.	Goldman Sachs Mid Cap Value Fund (Institutional Class Shares)*[1] Investment Adviser: Goldman Sachs Asset Management, L.P.	0.86%	30.95%	13.17%	13.08%

Seeks long-term growth of capital.	Goldman Sachs Small Cap Equity Insights Fund (Institutional Class Shares)[1] Investment Adviser: Goldman Sachs Asset Management, L.P.	0.93%	23.79%	11.33%	12.92%

Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio (Service Shares) Investment Adviser: Janus Capital Management LLC.	0.86%	16.91%	14.10%	11.53%

Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Forty Portfolio (Institutional Shares) Investment Adviser: Janus Capital Management LLC	0.77%	22.90%	25.58%	20.29%

Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio (Service Shares)* Investment Adviser: Janus Capital Management LLC	0.96%	16.54%	18.84%	16.93%

Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC	0.91%	-1.96%	3.05%	4.39%

Investment Objective	Portfolio and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year

Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Low Duration Portfolio (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC	0.65%	-0.93.%	1.54%	1.59%

Seeks to provide a current income and long-term growth of income and capital.	Principal PVC Equity Income Account (Class 2 Shares)* Investment Adviser: Principal Global Investors, LLC	0.72%	22.15%	13.83%	13.03%

Seeks long-term growth of capital.	Principal PVC MidCap Account (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.78%	25.20%	19.74%	17.30%

Seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.	Principal SAM Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.02%	13.39%	10.40%	9.29%

Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.	Principal SAM Conservative Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.02%	9.48%	8.15%	7.35%

Seeks to provide long-term capital appreciation.	Principal SAM Conservative Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.02%	17.44%	12.75%	11.13%

Seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).	Principal SAM Flexible Income Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.98%	6.61%	6.39%	6.04%

Seeks to provide long-term capital appreciation.	Principal SAM Strategic Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.04%	19.54%	14.23%	12.36%

Seeks long-term growth of capital.	Principal PVC SmallCap Account (Class 2 Shares)* Investment Adviser: Principal Global Investors, LLC	1.07%	19.86%	13.18%	14.37%

Investment Objective	Portfolio and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year

Seeks to provide long-term growth of capital.	Principal PVC Principal Capital Appreciation Account (Class 2 Shares)* Investment Adviser: Principal Global Investors, LLC	0.88%	27.50%	18.28%	15.78%

Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 Shares)* Investment Adviser: Templeton Asset Management Ltd	1.44%	-5.74%	10.60%	4.84%

*	The subaccount that invests in this portfolio is closed to new investors.
[1]	This Portfolio is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Portfolio’s prospectus for additional information.

Home Office	Service Center
3120 139th Ave SE, Suite 300	P. O. Box 724208
Bellevue, Washington 98005	Atlanta, Georgia 31139
Phone: 1-800-238-9671	Phone: 1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

The Statement of Additional Information (“SAI”) includes additional information about the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is available without charge, upon request. You can obtain the SAI by visiting our website at https://dfinview.com/farmers/tahd/VA, writing to us at the address, or by calling 1-877-376-8008.

The SEC maintains a website (www.sec.gov) that contains the registration statement, including the SAI, and other information filed electronically by Farmers concerning the Contract and the Variable Account. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000027240

Statement of Additional Information for the

Farmers® Variable Annuity

Individual Flexible Premium Variable Annuity Contract

Issued Through

Farmers Annuity Separate Account A

Offered by

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite 300

Bellevue, Washington 98005

Phone: 1-800-238-9671

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers® Variable Annuity, an individual flexible premium variable annuity contract, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Contract dated May 1, 2022 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Contract.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Contract and the Portfolios. The date of this Statement of Additional Information is May 1, 2022.

General Information and History

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Contract. We are obligated to pay all benefits under the Contracts. Farmers is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005, and was incorporated under Washington law on February 21, 1910. Farmers established the Variable Account to support the investment options under this Contract and under other variable annuity contracts Farmers may issue. Farmers’ General Account supports the Fixed Account under the Contract.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group Ltd, a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life, variable universal life and whole life insurance products. Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

Farmers Annuity Separate Account A

Farmers established the Farmers Annuity Separate Account A (the “Variable Account”) as a Variable Account under the law of the state of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws. The Variable Account will receive and invest Premium Payments paid under the Contracts and under other variable annuity contracts we may issue in the future.

The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account shall be credited to or charged against the Variable Account, without regard to other income, gains or losses of any other account we own or arising out of any other business we may conduct.

Although we own the assets in the Variable Account, these assets are held separately from our other assets and are not part of our General Account. The portion of the assets of the Variable Account equal to the required reserves and other contract liabilities of the Variable Account are not chargeable with liabilities that arise from any other business that we conduct. We have the right to transfer to our General Account any assets of the Variable Account that are in excess of such reserves and other liabilities.

The Variable Account is divided into subaccounts, each of which invests in shares of a portfolio of a fund. The Variable Account is subject to the laws of the State of Washington, which regulate the operations of insurance companies domiciled in Washington. A complete description of each of the Funds, including their investment objectives, policies, risks and fees and expenses, is contained in the prospectuses and statements of additional information for each of the Funds.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify provisions of the Contract to reflect changes to the subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

Services

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with Infosys McCamish Systems, L.L.C. (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 3225 Cumberland Blvd SE, Suite 700, Atlanta, Georgia 30339 (the “Service Center”). Under the Agreement, McCamish provides, at the Service Center and at its Contact Center located at 500 SW 7th Street, Suite 304, Des Moines, IA 50309, significant administrative services for the Contract and the variable account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the variable account.

1

Safekeeping of Variable Account Assets

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We and our agent, McCamish, maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

Experts

The statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2021 and the related statements of operations, changes in capital and surplus, and cash flows for the year ended December 31, 2021 (prepared in conformity with accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner); and the financial statements of the subaccounts of Farmers Annuity Separate Account A as of December 31, 2021 and for the period ended December 31, 2021 included in this SAI have been so included in reliance on the reports of Ernst & Young LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address of Ernst & Young LLP is 920 Fifth Ave, Suite 900, Seattle, WA 98104.

The statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2020 and 2019, and the related statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2020 and 2019 (prepared in conformity with accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner); and the financial statements of the subaccounts of Farmers Annuity Separate Account A as of December 31, 2020 and for the period ending December 31, 2020 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address of PricewaterhouseCoopers LLP is 1000 Louisiana Street, Suite 5800, Houston, Texas 77002-5021.

Legal Matters

Garrett B. Paddor, General Counsel and Corporate Secretary, Farmers New World Life Insurance Company, has passed upon all matters relating to Washington law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts.

Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Carlton Fields, P.A.

Distribution of Contracts

We discontinued offering new Contracts in 2012. We will continue to accept premium and to process transactions for existing Contracts.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter for the Contracts. FFS is a Nevada limited liability company and its home office is located at 31051 Agoura Road, Westlake Village, California 91361. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority (“FINRA”), and of the Securities Investor Protection Corporation.

We pay commissions to FFS for sales of the Contracts (including additional purchase payments on outstanding Contracts) by its sales representatives. FFS received sales commissions with respect to the Contracts in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2013	$527,868	0
2014	$390,458	0
2015	$412,880	0
2016	$311,015	0
2017	$298,104	0
2018	$208,284	0
2019	$194,919	0
2020	$178,336	0
2021	$392,102	0

*	Includes sales commissions paid to FFS.

2

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Contracts. As a selling firm, FFS retained approximately $194,242.00 in commissions in 2021.

We may pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Contracts. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers also may be eligible for various cash benefits under certain circumstances. Such cash benefits may include incentive bonuses for the sale of non-variable insurance product we issue as well as certain insurance benefits and financing arrangements. Certain non-cash compensation items that we and our affiliates may be provided jointly with FFS.

We may pay FFS additional cash amounts for: (1) exclusively offering the Contracts; (2) cash benefits relating to the Contracts; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4) other sales expenses incurred by them.

Calculation of Subaccount and Adjusted Historic Portfolio Performance Data

We may advertise and disclose historic performance data for the subaccounts, including yields, standard annual total returns, and nonstandard measures of performance of the subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market Portfolio.

We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical subaccount under a Contract having a balance of one unit of the Money Market subaccount at the beginning of the period. We divide that net change in subaccount value by the value of the hypothetical subaccount at the beginning of the period to determine the base period return. Then we annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical subaccount invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical subaccount.

These charges and deductions include the per unit charges for the records maintenance charge, the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit) and the asset-based administration charge. For purposes of calculating current yields for a Contract, we use an average per unit records maintenance charge based on the $30 records maintenance charge.

We calculate the current yield by following formula:

Current Yield = ((NCS—ES)/UV) X (365/7)

Where:

NCS = the net change in the value of the Money Market Portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.

ES = Per unit charges deducted from the hypothetical subaccount for the seven-day period.

3

UV = the unit value for the first day of the seven-day period.

We may also disclose the effective yield of the Money Market subaccount for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the annualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

Effective Yield = (1 + ((NCS-ES)/UV))365/7 – 1.

Where:

NCS = the net change in the value of the Money Market Portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.

ES = Per unit charges deducted from the hypothetical subaccount for the seven-day period.

UV = the unit value for the first day of the seven-day period.

The Money Market subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Contract imposes.

The current and effective yields on amounts held in the Money Market subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of securities held by the Money Market Portfolio and that Portfolio’s operating expenses. We may also present yields on amounts held in the Money Market subaccount for periods other than a seven-day period.

Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

Other Subaccount Yields

Sales literature or advertisements may quote the current annualized yield of one or more of the subaccounts (except the Money Market subaccount) under the Contract for 30-day or one-month periods. The annualized yield of a subaccount refers to income that the subaccount generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.

We compute the annualized 30-day yield by: dividing the net investment income of the portfolio attributable to the subaccount units, less subaccount expenses attributable to the Contract for the period, by the maximum offering price per unit on the last day of the period; multiplying the result by the daily average number of units outstanding for the period; compounding that yield for a 6-month period; and multiplying the result by 2.

Expenses of the subaccount include the records maintenance charge, the asset-based administration charge and the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit). The yield calculation assumes that we deduct the records maintenance charge at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, we divide an average records maintenance charge collected by the average Contract Value in the subaccount to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:

Yield = 2 X ((((NI—ES)/(U X UV)) + 1)6—1)

Where:

NI = net income of the portfolio for the 30-day or one-month period attributable to the subaccount’s units.

ES = charges deducted from the subaccount for the 30-day or one-month period.

U = the average number of units outstanding.

UV = the unit value at the close of the last day in the 30-day or one-month period.

The yield for the subaccount is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.

4

The yield on the amounts held in the subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding subaccount’s actual yield.

Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

Average Annual Total Returns for the Subaccounts

Sales literature or advertisements may quote average annual total returns for one or more of the subaccounts for various periods of time. If we advertise total return for the Money Market subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

When a subaccount has been in operation for 1, 5, and 10 years, respectively, we will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period’s ending date for which we provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

We calculate the standard average annual total returns using subaccount unit values that we calculate on each business day based on the performance of the subaccount’s underlying portfolio, the deductions for the mortality and expense risk charge for the standard death benefit (and in some cases, the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit), the asset-based administration charge and the records maintenance charge. The calculation reflects the deduction of the records maintenance charge by assuming a uniform reduction in the yield or total return which is determined by calculating the average impact of the records maintenance charge on in-force contracts.

We calculate the standard total return by the following formula: TR = ((ERV/P)1/N) – 1

Where:

TR = the average annual total return net of subaccount recurring charges.

ERV = the ending redeemable value (minus any applicable Surrender Charge and records maintenance charge) of the hypothetical subaccount at the end of the period.

P = a hypothetical initial payment of $1,000.

N = the number of years in the period.

Non-Standard Subaccount Total Returns

Sales literature or advertisements may quote average annual total returns for the subaccounts that do not reflect any Surrender Charges. We calculate such nonstandard total returns in exactly the same way as the average annual total returns described above, except that we replace the ending redeemable value of the hypothetical subaccount for the period with an ending value for the period that does not take into account any Surrender Charges.

We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula: CTR = (ERV/P)—1

Where:

CTR = the cumulative total return net of subaccount recurring charges for the period.

ERV = the ending redeemable value of the hypothetical investment at the end of the period.

P = a hypothetical single payment of $1,000.

Adjusted Historic Portfolio Performance Data

Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

We will disclose nonstandard performance data only if we disclose the standard performance data for the required periods.

5

Effect of the Records Maintenance Charge on Performance Data

We will charge a records maintenance charge each year until the annuity start date. The amount is shown on the Contract Specifications page. The charge for a contract year will be imposed on the last valuation day of each contract year.

This charge will also be imposed on the annuity start date, unless the Annuitant is age 70 or older, or the date when the contract is surrendered.

The fee will be charged against the variable subaccounts and the fixed account proportionately. The portion of the fee charged to each subaccount will reduce the number of accumulation units standing to the credit of the contract in that subaccount.

Accumulation Unit Value

The value of an accumulation unit for each of the subaccounts was arbitrarily set at an initial value. The Value at the end of any later valuation day is equal to “A” multiplied by “B.” “A” is equal to the subaccount’s accumulation unit value for the end of the immediately preceding valuation day. “B” is equal to the net investment factor for the most current valuation day. The net investment factor for each subaccount equals the fraction obtained by dividing (X) by (Y) minus (Z) where:

(X) equals:

1.	the net asset value per portfolio share held in the subaccount at the end of the current valuation day; plus

2.	the per share amount of any dividend or capital gain distribution on portfolio shares held in the subaccount during the current valuation day; less

3.	the per share amount of any capital loss distribution on portfolio shares held in the subaccount during the current valuation day.

(Y) equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding valuation day.

(Z) equals charges and fees deducted from the subaccount. These consist of:

1.	Mortality and expense risk charges.

2.	Charge for administrative costs. and

3.

Any applicable charges, fees and expenses for riders, endorsements or supplemental benefits attached to the Contract. We will only deduct these charges if we do not collect them by redeeming Accumulation Units.

Additional Contract Provisions

The Contract

The entire contract consists of the Contract, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Contract. The Contract is currently not being issued.

Any change in the Contract or waiver of its provisions must be in writing and signed by one of our officers. No other person – no agent or registered representative – has authority to change or waive any provision of the Contract.

Upon notice to you, we may modify the Contract if necessary to:

•	permit the Contract or the variable account to comply with any applicable law or regulation that a governmental agency issues;

•	assure continued qualification of the Contract under the Tax Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

•	affect a change in the operation of the variable account or to provide additional investment options.

In the event of such modifications, we will make the appropriate endorsement to the Contract.

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Incontestability

We will not contest the Contract after the issue date.

Misstatement of Age or Sex

If any Annuitant’s age or sex has been misstated, the benefits provided by this Contract will be adjusted to reflect the correct age or sex. After the annuity start date any adjustment for underpayment will be paid immediately with interest at a rate not to exceed 6.0%. Any Adjustment for overpayment will be deducted from future payments with interest at a rate not to exceed 6.0%

Nonparticipation

This Contract is nonparticipating. It does not share in our surplus earnings.

Waiver of Surrender Charge Riders

If available in the state where the Contract is issued, your Contract will include riders that waive, subject to terms of the Contract, surrender charges if:

•

the Annuitant is under age 75 at the time of withdrawal or surrender, the Annuitant is confined to a skilled nursing facility and/or hospital continuously for a minimum of 90 days, and the Annuitant was not confined to a hospital or nursing facility within 6 months of the rider’s issue date.

•

the Annuitant is diagnosed with a terminal illness at least one year after the issue date of the rider and has a life expectancy of 12 months (24 months in MA) or less and the withdrawal is $250,000 or less.

There is no additional charge for the issuance of these waivers of surrender charge riders. These riders may not be available in all states.

Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Tax Code requires that the investments of each investment division of the variable account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying portfolio assets of the variable account.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death. If any Owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. This requirement will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules apply to Qualified Contracts.

7

Addition, Deletion or Substitution of Investments

In the event of any substitution or change of the underlying portfolios, we may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If we consider it to be in the best interest of owners and annuitants, and subject to any approvals that may be required under applicable law, the variable account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of our variable accounts, or the assets may be transferred to another variable account. In addition, we may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

Resolving Material Conflicts

The Portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a Contract owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the funds will monitor the funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the funds to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such funds, as appropriate.

Voting Rights

We determine the number of votes you may cast by dividing your Contract Value in a subaccount by the net asset value per share of the portfolio in which that subaccount invests. We determine the number of votes available to you as of the same date that the fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio’s shareholders. We will solicit voting instructions by sending you written materials before the fund’s meeting in accordance with the fund’s procedures.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

8

Financial Statements

The statutory financial statements of Farmers as contained herein should be considered only as bearing upon Farmer’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Variable Account. The variable interests of Annuitants under the Contracts are affected solely by the investment results of the Series Account.

9

Farmers New World Life

Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements

December 31, 2021 and 2020 and

For the Years Ended December 31, 2021, 2020 and 2019

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Index

December 31, 2021, 2020 and 2019

Report of Independent Auditors

To the Board of Directors

Farmers New World Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Farmers New World Life Insurance Company (the Company), which comprise the statutory statement of admitted assets, liabilities, and capital and surplus as of December 31, 2021, and the related statutory statements of operations, changes in capital and surplus and cash flows for the year then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021, or the results of its operations or its cash flows for the year then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Seattle, Washington

April 29, 2022

Report of Independent Auditors

To the Board of Directors and Management of Farmers New World Life Insurance Company

We have audited the accompanying statutory financial statements of Farmers New World Life Insurance Company, a wholly owned subsidiary of Farmers Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 1000 Louisiana St., Suite 5800, Houston, TX 77002

T: (713) 356 4000, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner described in Note 2.

/s/ PriceWaterhouseCoopers LLP

April 30, 2021

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2021 and 2020

(in thousands of dollars)	2021	2020

Admitted Assets
Bonds, at amortized cost (market value of $3,307,079 and $3,361,729)	$3,046,861	$2,970,901
Mortgage loans on real estate	533,480	534,239
Investment real estate:
Properties held for the production of income, net	118,529	118,620
Properties held for sale, net	—	14,301
Contract loans	272,153	278,294
Other invested assets, surplus notes	100,000	100,000
Receivables for securities	3,543	619
Securities lending reinvested collateral	—	5,564
Cash, cash equivalents and short-term investments	45,183	62,984

Total cash and invested assets	4,119,749	4,085,522
Accrued investment income	30,749	33,022
Deferred and uncollected premiums	83,417	85,603
Other assets	105,363	83,202
Current federal income tax recoverable and interest thereon	1,199	4,766
Net deferred tax asset	44,734	49,643
Separate accounts	1,285,591	1,085,713

Total admitted assets	$5,670,802	$5,427,471

Liabilities
Aggregate reserves for life and annuity policies	$3,508,718	$3,457,605
Aggregate reserves for accident and health policies	6,712	6,325
Contract claims	71,328	58,372
Liability for deposit-type contracts	302,163	280,541
Premiums and annuity considerations received in advance	949	930
General expenses due and accrued	15,679	18,943
Taxes, licenses, and fees due and accrued	4,401	4,413
Unearned investment income	194	204
Amounts withheld or retained by company as agent or trustee	1,133	2,000
Amounts held for agents’ account	5,036	4,943
Remittances and items not allocated	10,981	14,021
Interest maintenance reserve	3,901	6,362
Asset valuation reserve	34,494	34,205
Securities lending collateral liability	—	5,564
Other liabilities	77,517	67,788
Separate accounts	1,285,591	1,085,713

Total liabilities	$5,328,797	$5,047,929

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized, 6,600,000 shares issued and outstanding December 31, 2021 and 2020)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Aggregrate write-ins for special surplus	15,240	16,732
Unassigned and special surplus	316,966	353,011

Total capital and surplus	342,005	379,542

Total liabilities and capital and surplus	$5,670,802	$5,427,471

`

The accompanying notes are an integral part of these statutory financial statements.

5

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2021, 2020 and 2019

(in thousands of dollars)	2021	2020	2019

Revenues
Premiums and annuity considerations	$542,110	$537,562	$539,605
Net investment income	148,255	155,135	161,169
Amortization of interest maintenance reserve	2,738	3,279	3,563
Commissions and expense allowances on reinsurance ceded	225,220	215,396	210,764
Other	12,939	10,335	9,317

Total revenues	$931,262	$921,707	$924,418

Benefits and expenses
Death and other benefits	314,059	271,662	224,425
Surrender benefits and other fund withdrawals	153,082	169,063	174,314
Interest on policy or contract funds	9,929	9,595	9,121
Increase in aggregate reserves	51,739	26,079	26,519
Commissions	81,859	81,476	78,776
General insurance expenses	174,058	176,138	171,670
Taxes, licenses and fees	27,681	27,752	26,979
Increase / (decrease) in loading on deferred and uncollected premiums	(264)	117	(1,689)
Transfers (from) / to separate accounts	8,616	5,334	(423)
Aggregate write-ins for deductions	2,834	2,474	2,610

Total benefits and expenses	$823,593	$769,690	$712,302

Net gain from operations before federal income taxes and realized capital gains	107,669	152,017	212,116
Federal income taxes (recoverable)	28,958	37,093	50,263

Net gain from operations before realized capital gains	78,711	114,924	161,853
Net realized capital gains (losses) capital gains taxes of $1,613, $1,162 and $963 and transfers to (from) interest maintenance reserve of $278, $1,740 and $4,225 at December 31, 2021, 2020 and 2019, respectively. Refer to note 3 for further breakout.	470	(727)	142

Net income	$79,181	$114,197	$161,995

The accompanying notes are an integral part of these statutory financial statements.

6

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

December 31, 2021, 2020 and 2019

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed Surplus	Unassigned and Special Surplus	Total Capital and Surplus

Balances at December 31, 2018	$6,600	$3,199	$438,362	$448,161
Net Income	—	—	161,995	161,995
Change in net unrealized capital gains	—	—	133	133
Change in net deferred taxes	—	—	5,433	5,433
Change in nonadmitted assets	—	—	202	202
Change in asset valuation reserve	—	—	(3,970)	(3,970)
Extraordinary dividends to stockholder	—	—	(172,000)	(172,000)
SSAP No. 3 for ceded fund value in excess of reserve	—	—	(157)	(157)

Balances at December 31, 2019	6,600	3,199	429,998	439,797
Net Income	—	—	114,197	114,197
Change in net deferred taxes	—	—	6,327	6,327
Change in nonadmitted assets	—	—	(5,979)	(5,979)
Change in liability for reinsurance in unauthorized and certified companies	—	—	(3,140)	(3,140)
Change in reserve on account of change in valuation basis, (increase) or decrease	—	—	(1,745)	(1,745)
Change in asset valuation reserve			85	85
Extraordinary dividends to stockholder	—	—	(170,000)	(170,000)

Balances at December 31, 2020	6,600	3,199	369,743	379,542
Net Income	—	—	79,181	79,181
Change in net deferred taxes	—	—	8,278	8,278
Change in nonadmitted assets	—	—	(12,661)	(12,661)
Change in liability for reinsurance in unauthorized and certified companies	—	—	3,140	3,140
Change in asset valuation reserve	—	—	(289)	(289)
Extraordinary dividends to stockholder	—	—	(115,000)	(115,000)
SSAP No. 3 for ceded fund value in excess of reserve	—	—	189	189
SSAP No. 3 for change in premium valuation	—	—	(294)	(294)
SSAP No. 3 for additional reinsured policies	—	—	(81)	(81)

Balances at December 31, 2021	$6,600	$3,199	$332,206	$342,005

The accompanying notes are an integral part of these statutory financial statements.

7

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

For The Years Ended December 31, 2021, 2020 and 2019

(in thousands of dollars)	2021	2020	2019

Cash from operations
Premiums collected net of reinsurance	$544,629	$539,182	$544,576
Net investment income	159,248	166,405	169,368
Miscellaneous income	238,159	225,731	220,081

Cash provided by operating activities	942,036	931,318	934,025

Benefits and loss related payments	480,840	434,677	393,036
Net transfers (from) / to separate accounts	5,324	4,438	(1,618)
Commissions, expenses paid and write-ins	291,408	288,311	288,737
Federal and foreign income taxes paid	27,004	42,502	56,434

Cash used in operating activities	804,576	769,928	736,589
Net cash from operations	137,460	161,390	197,436

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	705,371	675,920	556,900
Common stocks	—	—	770
Mortgage loans	95,003	53,716	51,850
Real estate	27,570	—	—
Miscellaneous proceeds	7,246	—	2,911

Cash provided by investing activities	835,190	729,636	612,431

Cost of investments acquired (long-term only):
Bonds	786,576	748,057	611,178
Mortgage loans	94,244	29,438	33,087
Real estate	14,384	19,436	10,397
Miscellaneous applications	2,924	9,970	—

Cash paid for investing activities	898,128	806,901	654,662
Net (decrease) / increase in contract loans and premium notes	(6,234)	(6,530)	2,020

Net cash provided by / (used in) investments	(56,704)	(70,735)	(44,251)

Cash from financing and miscellaneous sources
Net (withdrawals) / deposits on deposit-type contracts and other insurance liabilities	21,622	10,134	10,915
Dividends to stockholder	(115,000)	(170,000)	(172,000)
Other cash (applied) / provided	(5,179)	19,168	8,115

Net cash used by financing and miscellaneous sources	(98,557)	(140,698)	(152,970)

Net change in cash, cash equivalents and short-term investments	(17,801)	(50,043)	215
Cash, cash equivalents and short-term investments
Beginning of year	62,984	113,027	112,812

End of year	$45,183	$62,984	$113,027

The accompanying notes are an integral part of these statutory financial statements.

8

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

1.	Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd (“ZIG”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges”).

The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Washington State Office of the Insurance Commissioner (“OIC”). It is also subject to regulation by the states in which it transacts business.

Nature of Operations

The Company concentrates its sales activities in the individual life insurance markets. Principal lines of business include traditional term and whole life products as well as universal life and variable universal life products.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers. The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that could result in additional, unanticipated expenses to the Company.

Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices. The Company did not use any permitted practices that differed from NAIC statutory accounting practices (SAP) as of December 31, 2021 and 2020.

9

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from Generally Accepted Accounting Principles (“GAAP”) in the following respects (italicized items):

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale, will be held until maturity or are available for trading.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are non-admitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy, annuity and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience, unless annual cash flow testing reveals the need to hold reserves in excess of the normal statutory reserves. One exception to this relates to deficiency reserves for certain term insurance plans issued on or after January 1, 2000, while another relates to Principles-Based Valuation for Life Products as required under VM-20 for plans issued on or after January 1, 2017 and for Variable Annuity products as required under VM-21. Both are mentioned in the Aggregate Reserves for Life and Annuity Policies section below. In comparison, GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold, except that for traditional life products, a provision for adverse deviations is used to make the reserves higher than best estimate assumptions would require. For interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges. For Variable Annuities, the Company holds extra liability (SOP reserve) for Guaranteed Minimum Death Benefit (GMDB) and Guaranteed Retirement Income Benefit (GRIB). For Indexed Universal Life (IUL), GAAP reserve reflects an embedded derivative portion, so the reserve fluctuates as the market value of the option fluctuates.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, costs related to the successful acquisition of new business are deferred and amortized over the premium paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

10

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Recognition of Revenue and Related Expenses

Under statutory accounting practices, life premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance policies or reinsurance contracts. Deposits received on contracts that do not incorporate policyholder mortality or morbidity risks are recorded directly to liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statement of operations when earned under the terms of the contract. Expenses incurred in connection with acquisition of new insurance business, including acquisition costs such as sales commissions, are expensed as incurred in the statement of operations. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset.

For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Under GAAP, revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Reinsurance

Under statutory accounting practices, ceded reserves are netted with direct reserves within the aggregate reserve lines of the liabilities page. Reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate with the liability for contract claims line. Under GAAP, these reinsurance amounts are reflected as assets.

Under statutory accounting practices, reinsured commissions are reported with expense allowance within the revenue section of the summary of operations. Under GAAP, reinsured commissions are netted against direct commissions within expenses.

Federal Income Taxes

Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not some portion or all of the deferred tax assets will not be realized. In addition to a valuation allowance, statutory accounting limits deferred tax assets to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders equity consistently with the pre-tax income item to which they relate.

Nonadmitted Assets

Under statutory accounting practices, assets are reported at admitted assets values and nonadmitted assets are excluded through a charge against surplus, because there are no nonadmitted assets for GAAP purposes, the nonadmitted balances of these assets are included in the balance sheet. Nonadmitted assets, such as electronic data processing equipment and software, furniture and equipment, receivables over 90 days past due and certain deferred tax

11

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

assets, are considered nonadmitted assets for statutory purposes as they may not be fully realizable at their carrying values in a liquidation scenario and, therefore, these nonadmitted assets and any changes in such assets are charged directly to unassigned surplus. As of December 31, 2021 and 2020 the total nonadmitted assets are $87,961,000 and $75,301,000, respectively.

Separate Accounts

Separate accounts assets are carried at fair value. Separate accounts liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Under GAAP these investment amounts and resulting changes in separate account liabilities are shown net of applicable fees. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company and do not differ from GAAP.

The Company issues variable universal life (“VUL”) and is licensed to issue deferred variable annuity contracts although it suspended issuance of “new” variable annuities, effective September 30, 2012. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Life Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company.

Please see Note 14 for additional information on separate accounts.

Statements of Cash Flows

The statutory basis statement of cash flows is presented as required under statutory accounting principles and differs in certain respects from the GAAP presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•

Reserves for life insurance are based on the American Experience, 1941, 1958, 1980, 2001, or 2017 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 0.00% to 5.50%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC. For term life insurance policies issued on or after January 1, 2017 and all other life insurance policies issued after January 1, 2020, the Company calculates Principles-Based Reserves using Company experience, as required in VM-20. There is an exception for some plans that pass the exclusion tests as defined in VM-20.

12

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

•	Reserves for fixed deferred annuities are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 3.50% to 6.00%.

•	For variable deferred annuities, the Company calculates Principles-Based Reserves using Company experience, as required in VM-21.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.50% to 5.50%.

•

Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 1.75% to 4.50%. For immediate annuities issued on or after January 1, 2018, the Company uses valuation interest rates as prescribed in VM-22.

•

Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group, the Farmers Value Term group, and Farmers Term Life, the reserve is the standard interpolated terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned premium reserve using the substandard extra premium charge for the premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2021, and 2020, the Company had approximately $3,021,796,000 and $3,510,245,000 respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

As of December 31, 2021, and 2020, the total in force for which VM-20 deterministic/stochastic reserves are calculated are $75,242,803,000 and $59,185,399,000 respectively. The excess VM- 20 deterministic/stochastic reserve over NPR after reinsurance are $11,269,000 for 2021 and $204,000 for 2020.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods:

13

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Excess of Minimum Reserves

As of December 31, 2021, the only life insurance plan written after January 1, 2001 for which the statutory reserve basis is specifically selected to be more conservative than specified in Appendix A-820 is the Farmers Graded Death Benefit Whole Life product (FGDBWL). The mortality assumption used in the statutory reserve calculation is the 1980 CSO ALB Ultimate mortality, rather than the 2001 CSO ALB Select & Ultimate mortality; and the 2017 GI ALB Ultimate mortality, rather than the 2017 CSO ALB Select & Ultimate mortality.

As of December 31, 2021, the FGDBWL statutory reserves net of deferred and uncollected premiums is $20,778,000. If they had instead been calculated using 2001 CSO ALB Select & Ultimate mortality and 2017 CSO ALB Select & Ultimate mortality, the amount would be $18,279,000 or $2,499,000 lower.

To comply with VM-20 Section 3.C.1.g, scalars are applied to the valuation mortality for standard non-smoker classes of the following plans: Farmers Term Life – 135% for Male, 120% for Female; Farmers Value Term – 120% for Male, 110% for Female; Farmers EssentialLife Universal Life and Farmers Index Universal Life – 140% for Male and Female. An additional 125% scalar is applied to the valuation mortality for all FVT policies that used accelerated underwriting. Scaled mortality rates are capped at 1,000 per unit. All classes of Simple Term have a scalar of 200% applied to valuation mortality for Male and Female, capped at the 2017 CSO GI (Loaded) Ultimate rates.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2021 and 2020 was approximately $624,000 and $600,000, respectively.

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Commissions ceded to other companies have been reported as income with the expense allowance in the revenue section of the summary of operation. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. Security transactions are recorded on a trade date basis and private placements are recorded on a funding date basis. Investments are recorded on the following bases:

•

Bonds–at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a prospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed

14

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method.

•	Unaffiliated common stocks- at fair value. In determining the estimated fair value disclosed for these securities, management obtained quotations from independent sources, generally pricing services.

•

Mortgage loans– at the aggregate unpaid balance less allowance for uncollectible amounts. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or estimated, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. Interest income on impaired loans would be recognized to the extent the borrower is currently paying interest according to their contractual obligation. Any future cash receipts will be identified as either reductions of principal or interest income depending on the facts and circumstances of the individual loan’s investment and the risk profile of the collateral.

•

Real estate, including related improvements–at the depreciated historical cost or market if impaired. This invested asset is comprised of the following classification: held for production of income, held for own use, and held for sale. Depreciation is computed on a straight-line basis over the estimated useful life of the acquired assets. Independent appraisals are obtained every three years on investment held for production of income and held for sale; if fair value is less than book value and the amount is deemed non-recoverable, an impairment loss is recognized. These properties are accounted for under NAIC Statement of Statutory Accounting Principles (“SSAP”) 40R.

•	Contract loans–at unpaid balances, not in excess of policy cash surrender value.

•	Other invested assets, Surplus Notes – at amortized cost. This is in accordance with SSAP 41R.

•	Securities lending reinvested collateral assets-at amortized cost. In 2021, FNWL terminated its the securities lending program with State Street.

•	Short-term investments – at cost or amortized cost.

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on the sale price, and carrying value of the specific security. The unrealized gains or losses on common stocks, hedge fund and options are accounted for as direct increases or decreases in statutory unassigned surplus and have no effect on the statement of operations.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. If the fair value of loan-backed securities declines below its amortized cost basis, the Company determines whether

15

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

the decline is other-than-temporary. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received.

Investment Income Due and Accrued

Investment income due and accrued with amounts over 90 days past due are nonadmitted.

Federal Income Taxes

The Company has applied the SSAP No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are first subjected to a valuation allowance assessment and then are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be reversed within a limited time period and are limited to a percentage of adjusted capital and surplus. The reversal and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

Leases

The Company has long-term lease commitments with options to renew at the end of the lease periods. Operating lease payments are charged to the income statement in the period in which they are incurred. See Note 13 for additional information on lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, a non-admitted asset, is calculated using the straight-line basis over 3 years. Gross electronic data processing equipment, accumulated depreciation and net admitted assets of EDP for December 31, 2021 and 2020 are as follows:

(in thousands of dollars)	2021	2020
Gross EDP Equipment	$1,253	$1,343
Accumulated Depreciation	(751)	(575)

Net EDP	502	768
Non-Admitted EDP	(502)	(768)

Net Admitted EDP	$—	$—

Depreciation expense on electronic data processing equipment assets was $254,000, $258,000 and $257,000 for the year ended December 31, 2021, 2020 and 2019, respectively, and has been included in general insurance expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

16

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

The Company cedes insurance risk to various reinsurance companies rated A- or better by A.M. Best or Standard & Poor’s. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

The Company invests in high quality securities with no significant concentration of risk.

Accounting Changes and Corrections of Errors

At December 31, 2021, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on page 4 Line 5302 Column 1 in the amount of ($294,000) net of tax to correct a prior year error in the calculation of Net Due Premiums.

At December 31, 2021, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on page 4 Line 5303 Column 1 in the amount of ($81,000) net of tax to correct a prior year error of missing accrual for the exception reinsurance policies.

At March 31, 2021, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on page 4 Line 5301 Column 1 in the amount of $189,000 net of tax to correct a prior year error in the calculation of Variable Annuity reserves.

At December 31, 2020, the Company included a change in reserve valuation basis as described in SSAP No. 51R – Life Contracts for its variable annuity reserves. This change in valuation basis, which impacts annuity reserves written from 1981 to 2019 is permitted under the revisions to the Commissioners Annuity Reserve Valuation Method (CARVM) adopted in Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities (VM-21), and Actuarial Guideline 43 CARVM for variable annuities (AG 43). The amount of this adjustment, which has been recognized in unassigned funds on Page 4 Line 43 Column 1 is ($1,745,000). The Company did not elect a phase in approach to this adjustment.

At March 31, 2019, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on Page 4 line 5304 Column 1 in the amount of ($157,000), net of tax, to correct a missing accrual of certain ceded Variable Annuity reserves.

Change in Valuation Basis

There were no changes in reserve valuation basis for 2021. Reserve valuation basis for Variable Deferred Annuities changed from AG43 to VM-21 in 2020. Increase in Actuarial Reserve due to change is $1,745,000 (as of 12/31/2019).

Statements of Cash Flows

For purposes of the statement of cash flows the following are included: cash, cash equivalents and short-term investments. Short-term investments consist principally of money market funds with remaining maturities at date of purchase of 12 months or less.

17

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2021, 2020 and 2019 are as follows:

(in thousands of dollars)	2021	2020	2019
Bonds	$109,789	$113,895	$117,079
Mortgage loans	21,902	22,451	22,686
Investment real estate	11,209	11,655	10,802
Contract loans	17,669	18,759	19,242
Short-term investments	11	679	2,342
Other	3,814	3,813	3,913

Gross investment income	164,394	171,252	176,064
Less: Investment expenses	(16,139)	(16,117)	(14,895)

Net investment income	$148,255	$155,135	$161,169

Investment expenses included the following fees paid to the Company’s various affiliated investment managers:

In 2021, 2020 and 2019, the Company’s investment expense included fees of approximately $326,000, $346,000 and $340,000, respectively, to its Parent Company, FGI.

In 2021, 2020 and 2019, the Company’s investment expenses included fees of approximately $346,000, $430,000 and $501,000, respectively, to Zurich Investment Services.

In 2021, 2020 and 2019, the Company’s investment expenses included fees of approximately $1,957,000, $1,964,000, $1,825,000, respectively, to Zurich Global Investment Management.

In 2021, 2020 and 2019, the Company’s investment expenses included fees of approximately $568,000, $483,000 and $465,000, respectively, to Zurich Alternative Asset Management.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2021, 2020 and 2019 are as follows:

(in thousands of dollars)	2021	2020	2019
Bonds	$414	$2,202	$5,347
Common stocks (unaffiliated)	—	—	(31)
Short-term investments	—	(27)	14
Investment real estate	1,947	—	—

	2,361	2,175	5,330
Transfer to(from) interest maintenance reserve	(278)	(1,740)	(4,225)
Add: Tax expense on net realized gains	(1,613)	(1,162)	(963)

Net realized gains	$470	$(727)	$142

18

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Impairment losses included in realized gains and losses above were $0, $742,000 and $12,000 for the years ended December 31, 2021, 2020 and 2019, respectively.

Unrealized Gains and Losses on Fixed Maturities

Amortized cost, gross unrealized gains, gross unrealized losses, fair value of fixed maturities and equity securities as of December 31, 2021 and 2020 are as follows:

	2021
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed Maturities
U.S. governments	$383,108	$20,003	$(5,870)	$397,241
Non-U.S. governments	217	87	—	304
States, territories and possessions	6,702	2,150	—	8,852
Political subdivisions	20,216	6,601	(9)	26,808
Special revenues	89,782	24,508	(119)	114,171
Industrial and miscellaneous	1,614,310	197,316	(7,795)	1,803,831

Total bonds	2,114,335	250,665	(13,793)	2,351,207
Loan-backed securities	932,526	27,782	(4,436)	955,872

Total fixed maturities	$3,046,861	$278,447	$(18,229)	$3,307,079

	2020
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed Maturities
U.S. governments	$360,045	$29,168	$(122)	$389,091
Non-U.S. governments	217	108	—	325
States, territories and possessions	5,201	2,624	—	7,825
Political subdivisions	18,968	8,427	—	27,395
Special revenues	66,980	26,153	—	93,133
Industrial and miscellaneous	1,673,361	275,724	(3,568)	1,945,517

Total bonds	2,124,772	342,204	(3,690)	2,463,286
Loan-backed securities	846,129	52,774	(460)	898,443

Total fixed maturities	$2,970,901	$394,978	$(4,150)	$3,361,729

19

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Unrealized Losses on Fixed Maturities and Equity Securities

Fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2021 and 2020 were as follows:

	2021
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturities
U.S. governments	$123,898	$(913)	$71,676	$(4,957)
U.S. Political Subdivisions Bonds	491	(9)	—	—
Special revenues	8,011	(119)	—	—
Industrial and miscellaneous	148,763	(2,073)	84,055	(5,722)

Total bonds	281,163	(3,114)	155,731	(10,679)
Loan-backed securities	317,312	(3,401)	36,907	(1,035)

Total fixed maturities	$598,475	$(6,515)	$192,638	$(11,714)

	2020
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturities
U.S. governments	$30,404	$(122)	$—	$—
Industrial and miscellaneous	40,752	(874)	16,366	(2,694)

Total bonds	71,156	(996)	16,366	(2,694)
Loan-backed securities	41,236	(436)	10,271	(24)

Total fixed maturities	$112,392	$(1,432)	$26,637	$(2,718)

As of December 31, 2021, fixed maturities represented 100% of the Company’s total unrealized loss amount, which was comprised of 260 securities. The Company held 1 security that was in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 224 securities, of which 99.2%, or $593,414,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. Most of these securities are investment grade fixed maturities that have decreased in fair values due to changes in interest rates since the date of purchase.

Fixed maturities in an unrealized loss position for 12 months or more as of December 31, 2021 were comprised of 36 securities, with a total fair value of approximately $192,638,000. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses; watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for loan-backed securities, is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

20

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold the fixed income investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2021.

Loan-Backed Securities

There were no loan-backed securities impaired during 2021 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

Loan-backed securities impaired to the present value of their projected cash flows that were held as of December 31, 2021 and 2020 were as follows:

(in thousands)
	December 31, 2021
	1	2	3	4	5	6	7
CUSIP	Description	Book/Adjusted Carry Value Amortzied cost before current period OTTI	Present value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary- Impairment	Fair Value at time of OTTI	Date of Financial Statement where reported
		$—	$—	$—	$—	$—

(in thousands)	December 31, 2020
	1	2	3	4	5	6	7
CUSIP	Description	Book/Adjusted Carry Value Amortzied cost before current period OTTI	Present value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary- Impairment	Fair Value at time of OTTI	Date of Financial Statement where reported
22540V-G7-1	CSFB 2002-9 1A	$183	$178	$(6)	$178	$221	9/30/2020

5* Securities

A 5GI security lacks full documentation to get a rating but filed a Principal and Interest Certification form with the NAIC Securities Valuation Office (“SVO”). NAIC 5GI is assigned by the SVO to certain obligations when an insurer certifies: (1) that documentation necessary to permit a full credit analysis of a security does not exist and (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the insurer has an actual expectation of ultimate repayment of all contracted interest and principal. The Company does not have any 5GI securities as of December 31, 2021.

21

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Prepayment Penalty and Acceleration Fees

For securities sold, redeemed or otherwise disposed as a result of a callable feature, the following table discloses the number of CUSIPs sold, redeemed or otherwise disposed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee for the years ended December 31, 2021 and 2020 are as follows:

(in thousands of dollars)	2021	2020
Number of CUSIPs	9	15
Aggregate Amount of Investment Income	$2,965	$3,535

Subprime Mortgage Related Risk Exposure

The Company has no direct exposure through investments in subprime mortgage loans.

Maturities of Bonds

The amortized cost and fair value of bonds and short-term investments, by contractual maturity, at December 31, 2021 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:

(in thousands of dollars)	Amortized Cost	Fair Value

Due to 1 year or less	$54,966	$56,166
Due after 1 year through 5 years	572,765	591,254
Due after 5 years through 10 years	426,379	452,199
Due after 10 years	1,060,677	1,252,039

	2,114,787	2,351,658
Loan-backed securities	932,526	955,872

Total bonds	$3,047,313	$3,307,530

22

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Sales of Bonds and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds and common stocks for the years ended December 31, 2021, 2020 and 2019 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds
2021
Bonds	$4,161	$(3,759)	$307,385
Common Stocks	—	—	—

	$4,161	$(3,759)	$307,385

2020
Bonds	$3,363	$(422)	$305,284
Common Stocks	—	—	—

	$3,363	$(422)	$305,284

2019
Bonds	$6,840	$(1,687)	$361,987
Common Stocks	61	(92)	770

	$6,901	$(1,779)	$362,757

Bonds with an amortized cost of approximately $3,975,000 and $4,028,000 were on deposit with regulatory authorities at December 31, 2021 and 2020, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,313,000 and $4,610,000 as of December 31, 2021 and 2020, respectively.

On July 11, 2003, the Company acquired a $15,000,000 Mount Rosa/Mount Evans bond at par. On February 13, 2009, the Company acquired a $75,000,000 par value Mount Rosa/Mount Evans bond from Fire Underwriters Association for $85,978,000. On January 17, 2014, approximately 13% of the bond was redeemed, reducing the par values down to $13,026,000 and $65,132,000. Mount Rosa/Mount Evans is not an affiliated company; however, in these special purpose vehicle bonds, Zurich Insurance Company, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The maturity date for these bonds is July 17, 2033. The Coupon rate for these bonds is 6.15% and interest is paid semi-annually. The Company earned approximately $4,810,000 of interest income in 2021, 2020 and 2019, respectively. Market values for these two bonds were approximately $18,116,000 and $90,582,000, respectively, as of December 31, 2021. Market values for these two bonds as of December 31, 2020 were approximately $19,310,000 and $96,549,000, respectively.

See Note 17 for additional information on subsequent events.

Commercial Mortgage Loans

As of December 31, 2021, the Company is invested in 110 participation commercial mortgage loans, which were comprised of office, industrial, multifamily, hospitality, self-storage retail properties and other totaling $533,480,000. The Company did not have any impaired loans, any delinquent loan payments, or any interest rate reductions that were made during 2021. The Company had no allowance for credit losses and recognized no credit losses as of December 31, 2021. As of December 31, 2021, all mortgage loans were current with respect to payment of principal and interest and there were no amounts past due. The maximum and minimum lending rates for loans acquired during 2021 were 3.05% and 2.55%, respectively. The maximum allowed percentage of any one loan to value (“LTV”) of a security at the origination date of the loan is 75%.

23

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

There were no taxes, assessments or amounts advanced included in the mortgage loan investment. A quality rating analysis using the Prudential PGIM rating system is performed for all the mortgage loans on an ongoing basis throughout the year. The rating assigned is used for the balance of the fiscal year, unless a major change occurs with the property, or the loan noted through ongoing analysis that merits a change of the quality rating assigned. The portfolio by quality and by property type for the years ended December 31, 2021 and 2020 was as follows:

Loan Quality Rating (in thousands of dollars)	2021
	#	Principal	%
“A+”	49	$172,536	32.3%
“A”	12	63,439	11.9%
“A-”	26	117,464	22.1%
“B+”	11	73,730	13.8%
“B”	4	39,060	7.3%
“B-”	8	67,251	12.6%

TOTAL	110	$533,480	100.0%

Weighted Average Quality Rating is B+

Property Type (in thousands of dollars)	2021
	#	Principal	%
Office	21	$170,414	31.9%
Multifamily	19	101,101	19.1%
Industrial	46	126,504	23.7%
Retail	17	101,991	19.1%
Hospitality	2	9,304	1.7%
Self Storage	2	17,633	3.3%
Other	3	6,533	1.2%

Totals	110	$533,480	100.0%

Loan Quality Rating (in thousands of dollars)	2020
	#	Principal	%
“A+”	52	$201,657	37.7%
“A”	61	87,627	16.4%
“A-”	26	109,287	20.5%
“B+”	9	67,136	12.6%
“B”	2	16,229	3.0%
“B-”	6	52,303	9.8%

TOTAL	156	$534,239	100.0%

Weighted Average Quality Rating is B+

Property Type (in thousands of dollars)	2020
	#	Principal	%
Office	22	$180,585	33.8%
Multifamily	29	111,320	20.8%
Industrial	40	94,803	17.7%
Retail	19	108,527	20.3%
Hospitality	2	10,091	1.9%
Senior Living	39	9,027	1.8%
Self Storage	2	12,963	2.4%
Other	3	6,923	1.3%

Totals	156	$534,239	100.0%

24

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

The Company’s mortgage loan portfolio had no significant concentrations of credit risk whether by individual or group. The statement value of mortgage loans by collateral property type and state of geographic location as of December 31, 2021 and 2020 was as follows:

(in thousands)	December 31, 2021
	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self-Storage	Totals
State
AZ	$—	$—	$3,394	$—	$—	$—	$—	$3,394
CA	46,045	71,316	48,621	—	—	20,743	7,634	194,359
CO	940	10,876	—	—	—	—	1,211	13,027
CT	—	—	—	—	—	8,503	—	8,503
DC	—	—	—	—	—	43,127	—	43,127
FL	2,225	3,891	4,623	—	—	—	—	10,739
GA	—	—	267	—	—	—	—	267
IL	—	—	17,479	—	—	—	—	17,479
IN	—	—	274	—	—	—	—	274
LA	—	—	—	—	—	14,423	—	14,423
MA	—	—	7,964	—	—	—	—	7,964
MD	—	—	—	6,533	—	—	—	6,533
MT	14,797	—	148	—	—	—	—	14,945
NJ	—	—	8,704	—	—	—	—	8,704
NV	9,217	2,034	—	—	—	43,236	—	54,487
NY	—	—	8,884	—	—	—	—	8,884
OH	2,425	—	—	—	—	15,000	—	17,425
OR	4,298	8,772	406	—	—	—	—	13,476
PA	—	—	1,674	—	—	—	—	1,674
SC	—	—	377	—	1,810	—	—	2,187
TN	18,335	—	22,622	—	7,494	25,381	1,438	75,270
TX	—	5,102	929	—	—	—	—	6,031
VA	2,820	—	—	—	—	—	4,248	7,068
WA	—	—	42	—	—	—	3,104	3,146
WI	—	—	94	—	—	—	—	94

Totals	$101,102	$101,991	$126,502	$6,533	$9,304	$170,413	$17,635	$533,480

(in thousands)	December 31, 2020
	Senior Living	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self-Storage	Totals
State
AZ	$—	$6,081	$—	$3,394	$—	$—	$—	$—	$9,475
CA	—	30,519	77,053	46,943	—	—	21,450	7,783	183,748
CO	—	2,955	11,053	—	—	—	—	—	14,008
CT	—	10,000	—	—	—	—	8,738	—	18,738
DC	—	—	—	—	—	—	68,875	—	68,875
FL	—	2,225	4,047	4,616	—	—	—	—	10,888
GA	—	—	—	4,500	—	—	—	—	4,500
ID	1,488	—	—	—	—	—	—	—	1,488
IL	—	—	—	505	—	—	—	—	505
IN	—	—	—	40	—	—	—	—	40
KY	—	—	—	4,287	—	—	—	—	4,287
LA	—	1,937	—	—	—	—	—	—	1,937
MA	—	—	—	—	—	—	17,510	—	17,510
MD	648	—	—	8,118	—	—	—	—	8,766
MI	328	—	—	—	6,923	—	—	—	7,251
MT	757	—	—	—	—	—	—	—	757
NJ	—	12,885	—	156	—	—	—	—	13,041
NV	900	—	—	305	—	—	—	—	1,205
NY	—	9,416	2,082	—	—	—	43,631	—	55,129
OH	—	—	—	9,030	—	—	—	—	9,030
OR	2,947	2,425	—	—	—	—	15,000	—	20,372
PA	—	4,533	8,991	3,034	—	—	—	—	16,558
SC	—	—	—	1,675	—	—	—	—	1,675
TN	—	—	—	4,512	—	1,868	—	—	6,380
TX	—	25,524	—	2,663	—	8,223	5,381	5,180	46,971
VA	—	—	5,300	929	—	—	—	—	6,229
WA	1,959	2,820	—	—	—	—	—	—	4,779
WI	—	—	—	97	—	—	—	—	97

Totals	$9,027	$111,320	$108,526	$94,804	$6,923	$10,091	$180,585	$12,963	$534,239

25

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A smaller LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral type and LTV ratio as of December 31, 2021 and 2020 was as follows:

(in thousands)	December 31, 2021
	<51%	51%-70%	71%-90%	90%<	Totals
Hospitality	$1,810	$—	$7,494	—	$9,304
Multifamily	7,118	88,032	5,950	—	101,100
Office	59,949	101,962	8,503	—	170,414
Retail	22,717	32,993	37,509	8,772	101,991
Self-Storage	7,634	10,000	—	—	17,634
Industrial	40,955	85,549	—	—	126,504
Other	6,533	—	—	—	6,533

Totals	$146,716	$318,536	$59,456	$8,772	$533,480

(in thousands)	December 31, 2020
	<51%	51%-70%	71%-90%	Totals
Hospitality	$1,868	$—	$8,223	$10,091
Multifamily	25,087	70,282	15,950	111,319
Office	73,693	106,891	—	180,584
Retail	11,392	57,951	39,185	108,528
Self-Storage	12,963	—	—	12,963
Industrial	37,207	57,597	—	94,804
Senior Living	—	9,027	—	9,027
Other	6,923	—	—	6,923

Totals	$169,133	$301,748	$63,358	$534,239

See Note 2 for additional information on accounting policy related to mortgage loans.

Real Estate

Real estate investments at December 31, 2021 and 2020 were as follows:

(in thousands of dollars)
	2021	2020
Original book value:
Property held for the production of income	$132,948	$132,188
Property held for sale	—	17,301
Accumulated depreciation	(14,419)	(16,568)

Total real estate assets	$118,529	$132,921

The Company establishes wholly owned subsidiary single member LLC legal entities to invest in direct real estate properties held for the production of income. As of December 31, 2021, The Company owns the following legal entities: BOS Office 3, LLC, CHI Ind 1, LLC, Miami Industrial 2, LLC, DC Retail 1, LLC, DEN Industrial 1, LLC, Charlotte Industrial 2, LLC, LA Industrial 2, LLC, and CHI Ind 6, LLC. There were no impairments recognized in 2021, 2020, or 2019. As of December 31, 2021, there were no properties classified as held for sale.

26

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Other Invested Assets

On December 20, 2017, the Company purchased a surplus debenture of $100,000,000 issued by Farmers Insurance Exchange and the asset has been carried at cost. The Insurance Commissioner of the State of California authorized the purchase with a maturity date of December 20, 2027. The note has an annual interest rate of 3.758% due semi-annually on June 20 and December 20. Commencing on December 20, 2022 the annual interest rate will be the floating annual rate equal to the Three-Month USD LIBOR plus 2.60%. If LIBOR rate is unavailable, it will be determined on the basis of the rates that three-month U.S. dollar deposits offered to prime banks in the London Inter-bank market by four major reference banks in the London inter-bank market selected by the Exchange, at approximately 11:00 a.m., London time, on that floating-rate interest determination date. With the same effective date, the Exchange may also prepay the principal sum and any outstanding interest without penalty, with the approval of the Insurance Commissioner. If the principal sum or any remaining balance has not been repaid on or before the Maturity Date, then the interest rate shall be subject to revision taking into account the then-prevailing interest rates and upon approval by the Insurance Commissioner.

Restricted Assets

As of December 31,2021, and 2020, total restricted assets amounted to $3,975,000 and $4,028,000 respectively. Of these assets, bonds and short-term investments on deposit were for state insurance departments to satisfy regulatory requirements.

(in thousands)	December 31, 2021
Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states regulatory bodies	3,975	3,975	4,028	(54)	3,975	0.070%	0.070%

Total restricted assets	$3,975	$3,975	$4,028	$(54)	$3,975	0.070%	0.070%

(in thousands)	December 31, 2020
Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states regulatory bodies	4,028	4,028	4,079	(51)	4,028	0.073%	0.074%

Total restricted assets	$4,028	$4,028	$4,079	$(51)	$4,028	0.073%	0.074%

4.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market.

27

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The levels of the fair value hierarchy are as follows:

Level 1	Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include money market funds.

Level 2	Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a. Quoted prices for similar assets or liabilities in active markets.

b. Quoted prices for identical or similar assets or liabilities in non-active markets.

c. Inputs other than quoted market prices that are observable.

d. Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3	Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

There were no revisions to the Company’s fair value level classifications policy for 2021 or 2020.

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2021 and 2020 about the Company’s financial assets measured at fair value:

	2021
(in thousands of dollars)	Level 1	Level 2	Level 3	Total
Assets at fair value
Separate account assets	$1,285,591	$—	$—	$1,285,591

Total assets at fair value	$1,285,591	$—	$—	$1,285,591

28

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

	2020
(in thousands of dollars)	Level 1	Level 2	Level 3	Total
Assets at fair value
Separate account assets	$1,085,713	$—	$—	$1,085,713

Total assets at fair value	$1,085,713	$—	$—	$1,085,713

Level 1 Financial Assets

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Level 2 Financial Liabilities

Separate Account Liabilities

Fair values and changes in the fair values of separate account liabilities accrue directly to the Company’s obligation to return the separate account assets to the contract holders and are not included in the Company’s revenues and expenses or surplus. Separate account liabilities are considered Level 2 as there is no ready market for these liabilities.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

There were no changes in assets classified as Level 3 for the years ended December 31, 2021 and 2020.

Policy on Transfers In and Out of Level 3

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an investment to be transferred in or out of Level 3. There were no transfers in or out of Level 3 in 2021 and 2020.

Fair Values of Financial Instruments and its Level within the Fair Value Hierarchy

The following tables provide information as of December 31, 2021 and 2020 about the fair values of the Company’s financial instruments and their levels within the fair value hierarchy.

29

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

(in thousands of dollars)	December 31, 2021
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets at Fair Value
Bonds	$3,307,079	$3,046,861	$—	$3,276,598	$30,481	$—
Mortgage loans on real estate	549,335	533,480	—	—	549,335	—
Contract loans	417,470	272,153	—	—	417,470	—
Cash, cash equivalents and short-term investments	45,183	45,183	44,731	452	—	—
Surplus Debentures—Affiliated	105,455	100,000	—	105,455	—	—
Accrued investment income	30,749	30,749	30,749	—	—	—
Receivable for securities	3,543	3,543	3,543	—	—	—
Separate accounts	1,285,591	1,285,591	1,285,591	—	—	—

Total assets at fair value	$5,744,405	$5,317,560	$1,364,614	$3,382,505	$997,286	$—

Liabilities at Fair Value
Separate accounts	1,285,591	1,285,591	—	1,285,591	—	—
Payable for Securities	3,047	3,047	3,047	—	—	—

Total liabilities at fair value	$1,288,638	$1,288,638	$3,047	$1,285,591	$—	$—

(in thousands of dollars)	December 31, 2020
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)

Assets at Fair Value
Bonds	$3,361,729	$2,970,901	$—	$3,337,111	$24,618	$—
Mortgage loans on real estate	556,251	534,239	—	—	556,251	—
Contract loans	453,036	278,294	—	—	453,036	—
Cash, cash equivalents and short-term investments	62,984	62,984	62,984	—	—	—
Surplus Debentures—Affiliated	106,071	100,000	—	—	106,071	—
Accrued investment income	35,448	33,022	35,448	—	—	—
Receivable for securities	619	619	619	—	—	—
Securities lending—reinvested collateral	5,564	5,564	5,564	—	—	—
Separate accounts	1,085,713	1,085,713	1,085,713	—	—	—

Total assets at fair value	$5,667,415	$5,071,336	$1,190,328	$3,337,111	$1,139,976	$—

Liabilities at Fair Value
Deferred annuities	$1,323,571	$1,323,571	$—	$1,323,571	$—	$—
Separate accounts	1,085,713	1,085,713	—	1,085,713	—	—
Payable for Securities	1,364	1,364	1,364	—	—	—
Securities lending collateral liability	5,564	5,564	5,564	—	—	—

Total liabilities at fair value	$2,416,212	$2,416,212	$6,928	$2,409,284	$—	$—

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2021 and 2020:

30

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Bonds

The fair values of bonds are valued using quoted market prices from third party sources. If quotes from these sources were not available, a broker dealer estimate was used. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data. Mount Rosa bond, which is a level 2 security, is valued using the present value of expected future cash flows discounted at the interpolated rates at payment date of the cash flows. Major inputs include yield curves, yields, and expected future cash flows.

Mortgage Loans on Real Estate

The estimated fair value of the mortgage loans is determined by discounting the scheduled cash flows using quality ratings, current interest rates and spreads. The quality ratings, which are based on the PGIM proprietary rating system, reflect Prudential’s assessment of the loan’s level of potential risk and are used to set interest rate spreads over Treasury securities with comparable average lives. Spreads are derived from a combination of observable market data, along with competitive loan pricing feedback and other real estate market information.

Contract Loans

The carrying value of contract loans is the unpaid loan balance not in excess of policy cash surrender values. The estimated fair value of contract loans is based upon the present value of the future cash flows discounted at a mid-market swap rate. The excess of fair value over carrying value is due to interest rates on contract loans (some as high as 8%) being much higher than interest rates available in the current persistent low interest rate environment.

Receivables/Payables for Securities

The fair value for receivables/payables for securities are based on quoted market prices from third party sources.

Cash, Cash Equivalents and Short-Term Investments

The costs of these items are a reasonable estimate of their fair value. The fair value of money market mutual funds are valued using NAV.

Accrued Investment Income

The cost of accrued investment income approximates fair value unless otherwise noted.

Securities Lending

The costs of these items are a reasonable estimate of their fair value due to the nature of the reinvested assets. The securities lending collateral asset represents the reinvestment of unrestricted cash collateral received from borrowers of the Company’s securities. The securities lending liability represents the obligation to return the cash collateral received to those borrowers.

Separate Accounts

The separate accounts assets are carried at fair value based on the reported net asset value (NAV) per share of the respective portfolios at December 31, 2021 and 2020. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate accounts liabilities are a reasonable estimate of their fair value.

31

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Surplus Debentures – Affiliated

The estimated fair value of Surplus Debentures uses the income approach by converting future cash flows to a single present discounted amount. The discount rates used reflect the return a market participant would expect to receive on instruments with similar remaining maturity, cash flow pattern, and credit risk.

5.	Related Parties

The Company is a subsidiary of Farmers Group Inc (FGI), an insurance holding company domiciled in the state of Nevada. As the Parent Company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal and other services. Fees charged to the Company by FGI were approximately $35,470,000, $33,375,000, and $31,800,000, for the years ended December 31, 2021, 2020 and 2019 respectively, and are expensed as incurred.

The Exchanges have an agreement with the Company to provide distribution and other services. Fees charged to the Company by the Exchanges were approximately $29,186,000, $30,405,000, and $30,548,000 for the years ended December 31, 2021, 2020 and 2019, respectively, and are expensed as incurred.

MI Administrators, LLC is a wholly owned subsidiary of Farmers Insurance Group Leasing and was formed on September 24, 2008 under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.

The Company has a service agreement with its affiliate, Zurich American Life Insurance Company (“ZALICO”), for the Company to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary. Fees charged by the Company to ZALICO were approximately $52,000, $52,000, and $51,000 for the years ended December 31, 2021, 2020 and 2019 respectively and are expensed as incurred.

As part of a tax sharing agreement with FGI, FNWL remitted a net payment of $27,003,000 and $42,502,000 for the years ended December 31, 2021 and 2020 respectively. The current year prepayment was $32,000,000 and $43,100,000 for December 31, 2021 and 2020 respectively.

For information on investment fees paid to affiliates or affiliated investments, please refer to Note 3.

For information related to dividends paid to FGI, please refer to note 8.

For the period ended December 31, 2021 and 2020, the Company reported the following amounts due from or to related parties, excluding reinsurance related balances: (Please refer to Note 7 for reinsurance related balances.)

32

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

(in thousands of dollars)	2021	2020
Receivables from related parties
Farmers Insurance Group Leasing	$19	$4

Total receivables from related parties	19	4

Payables to related parties
FGI	(9,279)	(8,410)
Farmers Insurance Exchange	(3,500)	(3,799)
Zurich Investment Services Limited	(85)	(92)

Total payables to related parties	(12,864)	(12,301)

Net payables to related parties	$(12,845)	$(12,297)

6.	Securities Lending Arrangement

During 2021 and 2020, the Company participated in a securities lending agreement with a lending agent, State Street Bank and Trust Company. The agreement authorized the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provided the Company with collateral equal to at least 102% of the market value of the loaned securities. The cash collateral was unrestricted. The securities were marked-to-market on a daily basis, and the collateral was adjusted on the next business day. The cash collateral was invested in a money market fund. Income earned by the Company was approximately $0, $2,000, and $0 in 2021, 2020, and 2019, respectively. The Company terminated the security lending program effective December 31, 2021.

At December 31, 2021, there was no securities on loan. At December 31, 2020, the Company’s fair value of collateral received totaled $5,581,000, which was comprised of cash of $5,564,000 and government securities of $17,000. The non-cash securities received as collateral are restricted and cannot be re-pledged and are, therefore, not reported in the Company’s balance sheet, nor is the related obligation to return the restricted collateral.

The aggregate amount of the reinvested cash collateral is broken down by type of program and maturity date below:

(in thousands of dollars)	Aggregate Cash Collateral Received
	December 31, 2021	December 31, 2020
	Fair Value	Fair Value
Open	$—	$5,564
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
91 to 120 Days	—	—
121 to 180 Days	—	—
181 to 365 Days	—	—
1 to 2 Years	—	—
2 to 3 Years	—	—
Greater Than 3 Years	—	—

Total Collateral Received	$—	$5,564

33

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

(in thousands of dollars)	Aggregate Cash Collateral Reinvested
	December 31, 2021		December 31, 2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$—	$—	$5,564	$5,564
30 Days or Less	—	—	—	—
31 to 60 Days	—	—	—	—
61 to 90 Days	—	—	—	—
91 to 120 Days	—	—	—	—
121 to 180 Days	—	—	—	—
181 to 365 Days	—	—	—	—
1 to 2 Years	—	—	—	—
2 to 3 Years	—	—	—	—
Greater Than 3 Years	—	—	—	—

Total Collateral Reinvested	$—	$—	$5,564	$5,564

Dollar repurchase agreement: None

Repurchase Agreements Transactions Accounted for as Secured Borrowing: None

Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing: None

Repurchase Agreements Transactions Accounted for as a Sale: None

Reverse Repurchase Agreements Transactions Accounted for as a Sale: None

7.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life, universal life and annuity policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2021 and 2020, no amounts have been recorded in relation to uncollectible reinsurance balances.

The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for all policies. The excess risk is reinsured with an affiliated reinsurer, Zurich Insurance Company (“ZIC”), and other unaffiliated reinsurers.

Beginning January 1, 2010, the Company cedes to its affiliate, ZIC, 50% of contractual risk for new issues of its critical illness rider and a portion of business that is ceded through reinsurance pools. Effective January 1, 2012, new business previously ceded to Leschi, a wholly owned subsidiary, was ceded to ZIC. Effective October 1, 2013, the Company recaptured the Level Term business reinsured with Leschi and simultaneously reinsured the recaptured in force block with ZIC. Effective January 1, 2015, the Company cedes to ZIC 75% of its contractual risk for new issues of certain term insurance policies subject to simplified underwriting. Effective December 1, 2015, the Company cedes to ZIC 100% of its contractual risk for new and in-force issues of its indexed

34

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

universal life product. Premiums ceded to ZIC approximated $408,818,000, $372,850,000 and $338,636,000 for the years ended December 31, 2021, 2020, and 2019, respectively. Claims ceded to ZIC were approximately $182,946,000, $157,655,000 and $102,639,000 for the years ended December 31, 2021, 2020 and 2019, respectively. Changes in reserves ceded to ZIC were approximately $158,102,000, $186,187,000 and $124,139,000 for the years ended December 31, 2021, 2020 and 2019, respectively.

Premiums assumed from unaffiliated companies approximated $169,000, $161,000 and $162,000 for the years ended December 31, 2021, 2020 and 2019, respectively. Premiums ceded to unaffiliated companies approximated $192,700,000, $189,938,000 and $190,204,000 for the years ended December 31, 2021, 2020 and 2019, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $0, $499,000 and $314,000 for the years ended December 31, 2021, 2020 and 2019, respectively. Claims ceded to unaffiliated companies were approximately $170,162,000, $151,881,000 and $132,929,000 for the years ended December 31, 2021, 2020 and 2019, respectively. Changes in reserves assumed from unaffiliated companies were approximately ($87,000), ($60,000), and ($72,000) for the years ended December 31, 2021, 2020 and 2019, respectively. Changes in reserves ceded to unaffiliated companies were approximately ($126,112,000), ($126,757,000) and ($110,766,000) for the years ended December 31, 2021, 2020 and 2019, respectively.

The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2021 and 2020 would be approximately $7,611,000 and $8,750,000, respectively.

Per the requirements of Actuarial Guideline XLVIII for Companies that have Covered Policies Requiring the Analysis Pursuant to this Actuarial Guideline, the appointed actuary has performed an analysis, as to each reinsurance arrangement under which Covered Policies have been ceded, of the security supporting the Covered Policies and states that funds consisting of Primary Security in an amount at least equal to the Required Level of Primary Security are held by or on behalf of the Company in Trust.

There were three products issued by the Company in 2015 that were ceded to an unauthorized reinsurer and are thus subject to the requirements applied by Actuarial Guideline 48. Two of these products are XXX business – Farmers Value Term and Simple Term – and one is AXXX business – Farmers Indexed Universal Life.

As of December 31, 2021, per section 4a of Actuarial Guideline 48, the Required Level of Primary Security for each of these three products was equal to the Ceded Statutory Reserves given in the table below. As of December 31, 2021, there were $560.2 million of Primary Security assets held in Trust on behalf of the Company.

Required Level of Primary Security ($000,000) as of 12/31/2021
Simple Term	Farmers Value Term	Farmers Indexed Universal Life	Total
$3.69	$51.54	$239.41	$294.64

35

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

8.	Surplus and Restrictions

Statutory surplus of approximately $342,005,000 and $379,542,000 as of December 31, 2021 and 2020, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2021 and 2020 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The amount of dividends that can be paid by the Company to its stockholder without prior approval (or non-disapproval) of the OIC is limited to the lesser of: (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. All dividends paid during the preceding 12 month rolling period are considered for this calculation. Earned surplus consists of funds derived from any realized net profits and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined in total as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2022 and 2021 are $34,200,000 and $37,954,000, respectively. Dividends are approved by the board of directors.

On May 17 and November 15, 2021, the Company declared extraordinary dividends in the amount of $28,750,000 and $86,250,000, respectively. These were paid to FGI on June 25 and December 17, 2021, respectively, with the non-disapproval of the Washington Office of Insurance Commissioner.

9.	Employees’ Retirement Plans

Prior to January 1, 2009, FGI sponsored a qualified, noncontributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. Under the Cash Balance Program, FGI makes regular contributions to the employee’s account. The amount of these contributions is based on a percentage of an employee base pay and will vary depending on an employee’s age and length of service. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008 were “grandfathered” in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit.

The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees benefits at the time of retirement.

FGI announced on October 20, 2016 that it would freeze all pension plan benefits (final average earnings and cash balance formulas) effective December 31, 2018. This will impact all Farmers employees that may be eligible for pension benefits. The impacted employees, however, will keep all benefits accrued through December 31, 2018, but will no longer be accruing benefits after that date. As part of this change, starting January 1, 2019, FGI will contribute an additional 4% of eligible pay to employees’ 401K Savings Plan as explained in note 10.

In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants.

36

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

The expenses allocated for pension and post-retirement benefit costs were approximately $550,000, $435,000, and $435,000 for the years 2021, 2020 and 2019, respectively. Pension plan and post-retirement plan assets and liabilities are carried by FGI.

10.	Employees’ Incentive Plans

Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit Sharing Plan. Effective January 1, 2009 the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (“STIP”) award program.

The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees earned base pay. Vesting is immediate for employee contributions and employer match. Effective January 1, 2019, FGI will contribute an additional 4% Company Base Contribution to employees 401(k) Savings Plan, regardless of employee contribution. Three years of eligible service is required to vest in the 4% Company Base Contribution. The cost to the Company for the 401(k) Savings Plan is included in the overhead and administrative charges paid by the Company to FGI.

The STIP program has two drivers. The award pool funding is determined by the Company meeting predetermined business performance metrics each year. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.

The Company’s share of expenses for the STIP award program for the years ended December 31, 2021, 2020 and 2019 was approximately $4,478,000, $3,767,000, and $5,490,000, respectively. Additionally, the Company’s contributions to the 401K Savings Plan totaled $3,697,000, $4,003,000 and $3,855,000 for the years ended December 31, 2021, 2020, and 2019 respectively.

11.	Federal Income Taxes

The components of the Company’s net deferred tax asset (“DTA”) / deferred tax liability (“DTL”) as of December 31, 2021 and 2020 are as follows:

	2021
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$146,890	$144	$147,034
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	146,890	144	147,034
Deferred tax assets nonadmitted	(81,923)	—	(81,923)

Subtotal net admitted deferred tax assets	64,967	144	65,111
Deferred tax liabilities	(20,339)	(38)	(20,377)

Net admitted deferred tax asset	$44,628	$106	$44,734

37

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

	2020
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$139,021	$159	$139,180
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	139,021	159	139,180
Deferred tax assets nonadmitted	(68,687)	—	(68,687)

Subtotal net admitted deferred tax assets	70,334	159	70,493
Deferred tax liabilities	(20,812)	(38)	(20,850)

Net admitted deferred tax asset	$49,522	$121	$49,643

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$7,869	$(15)	$7,854
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	7,869	(15)	7,854
Deferred tax assets nonadmitted	(13,236)	—	(13,236)

Subtotal net admitted deferred tax assets	(5,367)	(15)	(5,382)
Deferred tax liabilities	473	—	473

Net admitted deferred tax asset	$(4,894)	$(15)	$(4,909)

The SSAP No. 101 admission calculation components are as follows:

	2021
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$144	$144
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	44,590	—	44,590
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	56,388	—	56,388
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	44,591
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	20,377	—	20,377

Deferred tax assets admitted as the result of application of SSAP No. 101	$64,967	$144	$65,111

Ratio percentage used to determine recovery period and threshold limitation amount			560%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$297,270

38

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

	2020
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$159	$159
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	49,484	—	49,484
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	55,568	—	55,568
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	49,485
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	20,850	—	20,850

Deferred tax assets admitted as the result of application of SSAP No. 101	$70,334	$159	$70,493

Ratio percentage used to determine recovery period and threshold limitation amount			590%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$329,900

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$ (15)	$(15)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	(4,894)	—	(4,894)
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	820	—	820
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	(4,894)
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	(473)	—	(473)

Deferred tax assets admitted as the result of application of SSAP No. 101	$(5,367)	$ (15)	$(5,382)

Ratio percentage used to determine recovery period and threshold limitation amount			-30%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$(32,630)

39

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

The impacts of tax planning strategies on the Company’s DTAs are as follows:

	2021
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$146,890	$144
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$64,967	$144
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

	2020
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$139,021	$159
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$70,334	$159
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

	Change
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$7,869	$(15)
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$(5,367)	$(15)
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company is currently recognizing all deferred tax liabilities.

Current income taxes incurred for the years ended December 31, 2021, 2020 and 2019 consisted of the following major components:

40

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

(in thousands of dollars)	2021	2020	2019

Current income tax
Federal income tax	$28,958	$37,093	$50,263
Federal income tax on net capital gains / (losses)	1,613	1,162	963

Federal income taxes incurred	$30,571	$38,255	$51,226

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2021 and 2020 were as follows:

(in thousands of dollars)	2021	2020	Change

Deferred tax assets
Ordinary
Deferred acquisition costs	$99,562	$91,033	$8,529
Life insurance reserves	43,577	43,949	(372)
Nonadmitted assets	1,268	1,389	(121)
Compensation and benefits accrual	1,256	1,949	(693)
Other	1,227	701	526

Subtotal	146,890	139,021	7,869
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	(81,923)	(68,687)	(13,236)

Admitted ordinary deferred tax assets	64,967	70,334	(5,367)

Capital
Investments	144	159	(15)
Unrealized loss on investments	—	—	—

Subtotal	144	159	(15)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	—	—	—

Admitted capital deferred tax assets	144	159	(15)

Admitted deferred tax assets	65,111	70,493	(5,382)

Deferred tax liabilities
Ordinary
Deferred and uncollected premium	17,409	17,868	(459)
Fixed assets	1,732	1,695	37
Market discount on bonds	830	789	41
Policyholder reserves	368	460	(92)
Internally developed software	—	—	—

Total ordinary deferred tax liabilities	20,339	20,812	(473)

Capital
Investments	38	38	—
Unrealized gain on investments	—	—	—

Total capital deferred tax liabilities	38	38	—

Total deferred tax liabilities	20,377	20,850	(473)

Net admitted deferred tax assets/liabilities	$44,734	$49,643	$(4,909)

41

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

The change in net deferred income taxes as of December 31, 2021 and 2020 was composed of the following:

(in thousands of dollars)	2021	2020	Change

Total deferred tax assets	$147,034	$139,180	$7,854
Total deferred tax liabilities	(20,377)	(20,850)	473

Net deferred tax asset (liability)	$126,657	$118,330	8,327

Tax effect of unrealized gains (losses)			—

Change in net deferred income tax			$8,327

(charge) benefit

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 21% to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2021	2020	2019

Provision computed at statutory rate	$23,106	$32,380	$45,664
Amortization of interest maintenance reserve	(575)	(689)	(748)
Separate account dividend received deduction	(323)	(372)	(352)
Nonadmitted assets	121	975	973
Prior year under/(over) accrual of income taxes	(73)	(19)	261
Aggregate write in adjustments included in surplus	(50)	—	—
Changes in reserve valuation basis	—	(366)	—
Ceded fund value in excess of reserve booked in surplus	—	—	(42)
Other	38	19	(5)

	$22,244	$31,928	$45,751

Federal income tax incurred-operations	$28,958	$37,093	$50,263
Tax on capital gains (losses)	1,613	1,162	963
Change in net deferred income tax	(8,327)	(6,327)	(5,475)

Total statutory income taxes	$22,244	$31,928	$45,751

As of December 31, 2021, the Company did not have any operating loss carry-forwards or capital loss carry forwards.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Amount

2021	$1,613
2020	1,162
2019	963

There were no deposits admitted under IRC §6603.

42

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

The Company’s federal income tax return is consolidated with the following entities, with Farmers Group, Inc. (d.b.a Farmers Underwriters Association) as the parent:

Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with an immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled annually within 30 days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The significant tax jurisdiction for the Company is U.S. federal tax. The tax years 2014 and prior for U.S. federal tax are closed to tax authority examinations. The Farmers Group Inc. consolidated tax group is currently under examination by the Internal Revenue Service for years 2015, 2016, 2017, and 2018.

The Company records any potential net interest and penalties in the income tax expense component of the statement of operations.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

During 2021 and 2020, the Company did not accrue any interest and penalties related to income tax contingencies.

The Company does not have any liability for Repatriation Tax.

The Company does not have any Alternative Minimum Tax Credits.

43

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

12.	Contingencies

The Company is subject to guaranty fund and other assessments by the states in which it writes business. Guaranty fund assessments are accrued at the time of insolvencies as they become known to the Company, if they are material. Other assessments are accrued at the time of assessment, or, in the case of loss-based assessments, at the time the losses are incurred. Based upon information provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA), the Company has accrued liabilities for guaranty fund assessments of $607,000 and $1,257,000 for December 31, 2021 and December 31, 2020, respectively; and related premium tax benefit assets of $310,000 and $834,000 for December 31, 2021 and December 31, 2020, respectively. The amounts represent management’s best estimates based on information received from the states in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies.

The Company is periodically subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. The Company intends to vigorously defend its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

13.	Commitments

In 2013 as part of the Company’s investment strategy, it entered into a commitment to invest $700,000,000 in private placement securities. In 2015 the commitment increased to $1,000,000,000. The remaining commitment for investment in private placement securities as of December 31, 2021 and 2020 was approximately $41,483,000, including reinvestment of principal repayment and maturities, and $41,850,000, respectively. The Company also entered into a commitment to invest $600,000,000 in direct commercial mortgages. The remaining commitment for investment in direct commercial mortgages as of December 31, 2021, was approximately $66,520,000 including reinvestment of principal repayment and maturities.

In March 2018, the Company sold a real property, Ohio State Life building, occupied by the Company for $8,875,000. Under the terms of the agreement, the Company is leasing back the property from the purchaser for a period of 5 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company accounts for the leaseback as an operating lease.

The net of tax gain of approximately $2,878,000 realized in this transaction was being deferred to Special Surplus and was being amortized to Unassigned Funds Surplus in proportion to rent charged over the term of the lease of 5 years. On June 30, 2021, the Company closed its office location in Columbus, Ohio. The Company is no longer receiving the economic benefits having vacated the Columbus office building two years before its lease expiration date of June 30, 2023. The Company classified the operating lease as onerous resulting in the recording of an impairment liability provision and loss of $2,064,000 on June 30, 2021, before tax. The amount includes $241,000 of related furniture and equipment impairments. The remaining gain from 2018 sale of $1,200,000 was moved from special surplus funds to surplus.

44

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis.

As of December 31, 2021, the total minimum aggregate rental commitment for the length of the lease period was $14,101,000, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)
Years Ending December 31,
2022	$2,336
2023	2,037
2024	1,824
2025	1,824
2026 & later	6,080

Total future minimum payments required	$14,101

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

(in thousands of dollars)	Years Ending December 31,
	2021	2020	2019
Minimum rentals	$2,336	$2,336	$2,336
Less: Sublease rentals	—	—	—

	$2,336	$2,336	$2,336

14.	Separate Accounts

The Company is licensed to issue VUL and deferred variable annuity contracts. Effective September 30, 2012, the Company stopped issuing new variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2021, there were 33 subaccounts available for the VUL products, 43 subaccounts available for variable annuity, 39 subaccounts available for Farmers EssentialLife VUL and 21 subaccounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the subaccounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the subaccounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

45

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

As of December 31, 2021, the separate account assets that are legally insulated from the general account claims are as follows:

(in thousands of dollars)	Legally Insulated Assets

Farmers Variable Annuity	$227,164
Farmers Variable Universal Life	506,883
Farmers LifeAccumulator VUL	35,193
Farmers EssentialLife VUL	516,351

$1,285,591

Only the Company’s Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2021 is $343,625,000. The fund value is $339,356,000. The maximum guarantee excess is $4,269,000.

The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:

(in thousands of dollars)
Year	Risk Charges

2021	$309
2020	289
2019	272
2018	296
2017	306

The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:

(in thousands of dollars)	Separate
Year	Account Guarantees

2021	$26
2020	7
2019	96
2018	87
2017	209

Premiums, considerations or deposits received for the years ended December 31, 2021, 2020 and 2019, were approximately $128,659,000, $116,967,000 and $123,003,000, respectively.

46

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Reserves for accounts with assets as of December 31, 2021 and 2020, at market value are approximately $1,269,114,000 and $1,066,877,000, respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2021, 2020 and 2019 is as follows:

(in thousands of dollars)	2021	2020	2019
Transfers (from)/to as reported in the statements of operations of the separate accounts	$7,441	$(550)	$(2,347)
Less: Sundry general income/(expense)	35	(390)	(128)
Transfers ceded to Reinsurer	1,140	6,274	2,052

Net transfers (from)/to separate accounts	$8,616	$5,334	$ (423)

15.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2021 and 2020:

	2021		2020
(in thousands of dollars)	Gross	Net of Loading	Gross	Net of Loading

Type
Ordinary new business	$6,286	$657	$6,613	$871
Ordinary renewal	143,483	82,711	145,657	84,732

	$149,769	$83,368	$152,270	$85,603

47

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

16.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2021 and 2020:

Individual Annuities	2021
(in thousands of dollars)		Separate
	General Account	Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$119,441	$—	$119,441	6.0%
At fair value	—	226,624	226,624	12.0

Total with market value adjustment or at fair value	119,441	226,624	346,065	18.0
At book value without adjustment
(minimal or no charge or adjustment)	1,276,764	—	1,276,764	67.0
Not subject to discretionary withdrawal	285,932	—	285,932	15.0

Total	1,682,137	226,624	1,908,761	100.0%

Reinsurance ceded	1,625,799	—	1,625,799

Total (net)	$56,338	$226,624	$282,962

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	393	—	393

Deposit-Type Contracts	2021
(in thousands of dollars)		Separate
	General Account	Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	0.0%
At fair value	—	—	—	0.0

Total with market value adjustment or at fair value	—	—	—	0.0

At book value without adjustment
(minimal or no charge or adjustment)	290,384	—	290,384	64.4
Not subject to discretionary withdrawal	160,838	—	160,838	35.6

Total	451,222	—	451,222	100.0%

Reinsurance ceded	149,058	—	149,058

Total (net)	$302,164	$—	$302,164

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	—	—	—

48

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Individual Annuities	2020
(in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$131,485	$—	$131,485	6.8%
At fair value	—	208,371	208,371	10.7

Total with market value adjustment or at fair value	131,485	208,371	339,856	17.5
At book value without adjustment
(minimal or no charge or adjustment)	1,307,941	—	1,307,941	67.2
Not subject to discretionary withdrawal	298,346	—	298,346	15.3

Total	1,737,772	208,371	1,946,143	100.0%

Reinsurance ceded	1,676,878	—	1,676,878

Total (net)	$60,894	$208,371	$269,265

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	561	—	561

Deposit-Type Contracts	2020
(in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	0.0%
At fair value	—	—	—	0.0

Total with market value adjustment or at fair value	—	—	—	0.0

At book value without adjustment
(minimal or no charge or adjustment)	269,806	—	269,806	60.3
Not subject to discretionary withdrawal	177,362	—	177,362	39.7

Total	447,168	—	447,168	100.0%

Reinsurance ceded	166,627	—	166,627

Total (net)	$280,541	$—	$280,541

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	—	—	—

49

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Reconciliation	2021	2020
(in thousands of dollars)
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$53,848	$57,968
Exhibit 5, Supplementary Contracts w/Life
Contigencies Section, Total (net)	843	874
Exhibit 5, Miscellaneous Section, Additional Actuarial Reserves—AG43	1,646	2,051
Exhibit 7, Deposit—Type Contracts, Line 14, Col. 1	302,163	280,541

Subtotal	358,500	341,434
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Col. 2	226,624	208,371
Exhibit 3, Line 0399999, Col. 2	—	—
Policyholder dividend & coupon accumulations	—	—
Policyholder premiums	—	—
Guaranteed interest contracts	—	—
Other contract deposit funds	—	—

	226,624	208,371

Combined Total	$585,124	$549,805

The following is the analysis of life actuarial reserves by withdrawal characteristics as of December 31, 2021 and 2020:

Life
(in thousands of dollars)	2021
		General Account
	Account	Cash
General Account	Value	Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$12,166	$12,166	$13,604
Universal Life	1,997,622	1,994,118	2,028,005
Universal Life with Secondary Guarantees	235,174	217,398	261,888
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	159,134	89,206	239,037
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	709,405	709,405	871,471
Variable Lfie	—	—	—
Variable Universal Life	105,953	104,060	109,697
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	2,127,871
Accidental Death Benefits	—	—	3,347
Disability—Active Lives	—	—	27,724
Disability—Disabled Lives	—	—	28,410
Miscellaneous Reserves	—	—	36,806

Total	3,219,454	3,126,353	5,747,860

Reinsurance ceded	159,134	89,206	2,295,479

Total (net)	$3,060,320	$3,037,147	$3,452,381

50

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Life
(in thousands of dollars)	2021
Separate Account
	Account	Cash
Separate Account with Nonguarantees	Value	Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$—	$—	$—
Universal Life	—	—	—
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Lfie	—	—	—
Variable Universal Life	1,058,423	1,008,423	1,042,489
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	—
Accidental Death Benefits	—	—	—
Disability—Active Lives	—	—	—
Disability—Disabled Lives	—	—	—
Miscellaneous Reserves	—	—	—

Total	1,058,423	1,008,423	1,042,489

Reinsurance ceded	—

Total (net)	$1,058,423	$1,008,423	$1,042,489

Life
(in thousands of dollars)	2020
		General Account
	Account	Cash
	Value	Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$11,781	$11,781	$13,150
Universal Life	2,006,144	2,002,318	2,038,131
Universal Life with Secondary Guarantees	207,752	187,406	223,322
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	117,549	58,000	157,325
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	689,096	689,096	847,429
Variable Lfie	—	—	—
Variable Universal Life	94,586	92,402	98,035
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	2,132,084
Accidental Death Benefits	—	—	3,352
Disability—Active Lives	—	—	28,471
Disability—Disabled Lives	—	—	28,163
Miscellaneous Reserves	—	—	36,716

Total	3,126,908	3,041,003	5,606,178

Reinsurance ceded	117,549	58,000	2,209,467

Total (net)	$3,009,359	$2,983,003	$3,396,711

51

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Life
(in thousands of dollars)	2020
Separate Account
	Account	Cash
	Value	Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$—	$—	$—
Universal Life	—	—	—
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Lfie	—	—	—
Variable Universal Life	877,102	822,150	858,505
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	—
Accidental Death Benefits	—	—	—
Disability— Active Lives	—	—	—
Disability— Disabled Lives	—	—	—
Miscellaneous Reserves	—	—	—

Total	877,102	822,150	858,505

Reinsurance ceded	—	—	—

Total (net)	$877,102	$822,150	$858,505

Reconciliation	2021	2020
(in thousands of dollars)
Life and Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$3,369,252	$3,314,135
Exhibit 5, Accidental Death Benefits Section, Total (net)	3,261	3,273
Exhibit 5, Disability— Acitve Lives Section, Total (net)	27,392	28,224
Exhibit 5, Disability— Disabled Lives Section, Total (net)	28,258	27,968
Exhibit 5, Miscellaneous Reserves Section, Total (net)	24,216	23,112

Subtotal	3,452,379	3,396,712
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Col. 2	1,042,489	858,505
Exhibit 3, Line 0499999, Col. 2	—	—
Exhibit 3, Line 0599999, Col. 2	—	—

Subtotal (Lines (7) through (9)	1,042,489	858,505

Combined Total	$4,494,868	$4,255,217

52

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

17.	Subsequent Events

The Company has evaluated events subsequent to the balance sheet date through April 29, 2022, which is the date on which the financial statements were available to be issued. The Company does not believe this event will have a material impact on its financial condition.

The Company is disclosing a Type II subsequent event attributable to a bond being called on January 18, 2022, which was after the balance sheet date of these financials, but before the statements were issued. Mount Rosa 2 Ltd bond was called, and the Company received total proceeds of $104,303,000. The Company recorded for a prepayment penalty income of $26,155,000 and realized loss of $6,241,000 in accordance with SSAP No. 26R.

53

Farmers Annuity Separate Account A of Farmers New World Life

Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2021

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Farmers New World Life Insurance Company and the Contract Owners of Farmers Annuity Separate Account A:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Farmers Annuity Separate Account A (the Separate Account), as of December 31, 2021, and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the auditor of the Separate Account since 2021.

Seattle, Washington

April 29, 2022

1

Appendix – Subaccounts comprising Farmers Annuity Separate Account A

The following subaccounts were audited for the year ended December 31, 2021:

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares Sustainable U.S. Equity Portfolio

BNY Mellon Variable Investment Fund – Service Class Shares Opportunistic Small Cap Portfolio

Calvert Variable Series, Inc. VP SRI Mid Cap Portfolio

DWS Variable Series I – Class A Shares DWS Core Equity VIP

DWS Variable Series I – Class A Shares DWS CROCI International VIP

DWS Variable Series I – Class A Shares DWS Global Small Cap VIP

DWS Variable Series II – Class A Shares DWS CROCI U.S. VIP

DWS Variable Series II – Class A Shares DWS Government Money Market VIP

DWS Variable Series II – Class A Shares DWS High Income VIP

DWS Variable Series II – Class A Shares DWS Small Mid Cap Growth VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class VIP Growth Portfolio

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class VIP Index 500 Portfolio

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2005 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2010 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2015 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2020 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2025 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2030 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 20% Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 50% Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 70% Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Developing Markets VIP Fund

Franklin Templeton Variable Insurance Products Trust – Class 2 Small – Mid Cap Growth VIP Fund

Franklin Templeton Variable Insurance Products Trust – Class 2 Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Mid Cap Value Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Small Cap Equity Insights Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Strategic Growth Fund

Janus Henderson VIT Balanced Portfolio (Service Shares)

Janus Henderson VIT Enterprise Portfolio (Service Shares)

Janus Henderson VIT Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares VIT International Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Variable Insurance Trust – Administrative Class Shares VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Capital Appreciation Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Equity Income Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds MidCap Account II

2

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds SmallCap Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Balanced Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Conservative Balanced Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Conservative Growth Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Flexible Income Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Strategic Growth Portfolio

The following subaccount had varying audited periods defined in the table below:

Subaccount	Statements of Assets	Statements of Operations and Changes in Net Assets
and Liabilities
DWS Variable Series I – Class A Shares DWS Bond VIP	N/A—the fund ceased to be available as an investment option to contract owners during 2021	For the period from January 1, 2021 through October 28, 2021 (date of liquidation)

3

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Farmers New World Life Insurance Company and the Contract Owners of Farmers Annuity Separate Account A

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Farmers Annuity Separate Account A indicated in the table below as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, other than subaccounts liquidated in 2020 as indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Farmers Annuity Separate Account A as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares Sustainable U.S. Equity Portfolio (1)	BNY Mellon Variable Investment Fund – Service Class Shares Opportunistic Small Cap Portfolio (1)

BNY Mellon Variable Investment Fund – Service Class Shares Quality Bond Portfolio (2)	Calvert Variable Series, Inc. VP SRI Mid Cap Portfolio (1)

Deutsche DWS Variable Series I – Class A Shares DWS Bond VIP (1)	Deutsche DWS Variable Series I – Class A Shares DWS Core Equity VIP (1)

Deutsche DWS Variable Series I – Class A Shares DWS CROCI® International VIP (1)	Deutsche DWS Variable Series I – Class A Shares DWS Global Small Cap VIP (1)

Deutsche DWS Variable Series II – Class A Shares DWS CROCI® U.S. VIP (1)	Deutsche DWS Variable Series II – Class A Shares DWS Government & Agency Securities VIP (3)

Deutsche DWS Variable Series II – Class A Shares DWS Government Money Market VIP (1)	Deutsche DWS Variable Series II – Class A Shares DWS High Income VIP (1)

Deutsche DWS Variable Series II – Class A Shares DWS Small Mid Cap Growth VIP (1)	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class VIP Growth Portfolio (1)

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class VIP Index 500 Portfolio (1)	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class VIP Mid Cap Portfolio (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2005 Portfolio (1)	Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2010 Portfolio (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2015 Portfolio (1)	Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2020 Portfolio (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2025 Portfolio (1)	Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2030 Portfolio (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom Income Portfolio (1)	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 20% Portfolio (1)

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 50% Portfolio (1)	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 70% Portfolio (1)

PricewaterhouseCoopers LLP, 1000 Louisiana St., Suite 5800, Houston, TX 77002

T: (713) 356 4000, www.pwc.com/us

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 85% Portfolio (1)	Franklin Templeton Variable Insurance Products Trust – Class 2 Developing Markets VIP Fund (1)

Franklin Templeton Variable Insurance Products Trust – Class 2 Small - Mid Cap Growth VIP Fund (1)	Franklin Templeton Variable Insurance Products Trust – Class 2 Small Cap Value VIP Fund (1)

Goldman Sachs Variable Insurance Trust – Institutional Class Mid Cap Value Fund (1)	Goldman Sachs Variable Insurance Trust – Institutional Class Small Cap Equity Insights Fund (1)

Goldman Sachs Variable Insurance Trust – Institutional Class Strategic Growth Fund (1)	Janus Henderson VIT Balanced Portfolio (Service Shares) (1)

Janus Henderson VIT Enterprise Portfolio (Service Shares) (1)	Janus Henderson VIT Forty Portfolio (Institutional Shares) (1)

PIMCO Variable Insurance Trust – Administrative Class Shares VIT International Bond Portfolio (U.S. Dollar-Hedged) (1)	PIMCO Variable Insurance Trust – Administrative Class Shares VIT Low Duration Portfolio (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Capital Appreciation Account II (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Equity Income Account II (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds MidCap Account II (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds SmallCap Account II (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Balanced Portfolio (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Conservative Balanced Portfolio (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Conservative Growth Portfolio (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Flexible Income Portfolio (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Strategic Growth Portfolio (1)

(1)	Statement of operations for the year ended December 31, 2020, and statements of changes in net assets for the years ended December 31, 2020 and 2019.
(2)

Statement of operations for the period January 1, 2020 to April 30, 2020 (date of liquidation), and statement of changes in net assets for the period January 1, 2020 to April 30, 2020 (date of liquidation), and for the year ended December 31, 2019.

(3)

Statement of operations for the period January 1, 2020 to February 27, 2020 (date of liquidation), and statement of changes in net assets for the period January 1, 2020 to February 27, 2020 (date of liquidation), and for the year ended December 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Farmers New World Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Farmers Annuity Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Farmers Annuity Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PriceWaterhouseCoopers LLP

April 30, 2021

We have served as the auditor of one or more of the subaccounts of Farmers Annuity Separate Account A since 2001.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

Years Ended December 31, 2021

	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares	BNY Mellon Variable Investment Fund – Service Class Shares	Calvert Variable Series, Inc.	DWS Variable Series I – Class A Shares				DWS Variable Series II –Class A Shares
	Sustainable U.S. Equity Portfolio	Opportunistic Small Cap Portfolio	VP SRI Mid Cap Portfolio	DWS Bond VIP (1)	DWS Core Equity VIP	DWS CROCI International VIP	DWS Global Small Cap VIP	DWS CROCI U.S. VIP
Assets
Investments, at fair value	$372,484	$2,267,682	$234,764	$—	$4,389,266	$3,996,988	$3,512,208	$9,539,678
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	372,484	2,267,682	234,764	—	4,389,266	3,996,988	3,512,208	9,539,678

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$372,484	$2,267,682	$234,764	$—	$4,389,266	$3,996,988	$3,512,208	$9,539,678

Accumulation units outstanding	11,643	86,704	7,162	—	125,740	462,895	113,219	231,987
Unit value of accumulation units	$31.99	$26.15	$32.78	$—	$34.91	$8.63	$31.02	$41.12
Shares owned in each portfolio	6,518	41,404	6,265	—	302,291	517,745	257,682	594,372
Market value per share	$57.15	$54.77	$37.47	$—	$14.52	$7.72	$13.63	$16.05
Cost of investments	$238,132	$1,689,175	$191,120	$—	$3,192,013	$3,578,750	$2,905,804	$8,150,607

(1)	For the period (cessation of operations): January 1, 2021 to October 28, 2021. The DWS Bond VIP subaccount liquidated on October 28, 2021.

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

Years Ended December 31, 2021

	DWS Variable Series II – Class A Shares , continued			Fidelity Variable Insurance Products (“VIP”) Funds –Service Class			Fidelity VIP Freedom Funds –Service Class 2 Shares
	DWS Government Money Market VIP	DWS High Income VIP	DWS Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio

Assets
Investments, at fair value	$6,427,408	$2,869,060	$380,284	$13,112,079	$13,324,110	$7,409,338	—	$255,925
Dividends receivable	32	—	—	—	—	—	—	—

Total assets	6,427,440	2,869,060	380,284	13,112,079	13,324,110	7,409,338	—	255,925

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$6,427,440	$2,869,060	$380,284	$13,112,079	$13,324,110	$7,409,338	$—	$255,925

Accumulation units outstanding	627,478	108,396	29,370	279,252	317,274	115,183	—	13,448
Unit value of accumulation units	$10.24	$26.47	$12.95	$46.95	$42.00	$64.33	$—	$19.03
Shares owned in each portfolio	6,427,408	464,249	20,153	128,929	28,572	182,361	—	17,859
Market value per share	$1.00	$6.18	$18.87	$101.70	$466.33	$40.63	$—	$14.33
Cost of investments	$6,427,408	$2,833,299	$312,093	$9,446,183	$6,406,677	$6,055,231	$—	$186,800

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

Years Ended December 31, 2021

		Fidelity VIP Freedom Funds – Service Class 2 Shares				Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio
Assets
Investments, at fair value	$259,876	$1,671,068	$1,619,969	$1,709,522	$317,233	$399,946	$1,461,827	$1,518,701

Dividends receivable	—	—	—	—	—	—	—	—

Total assets	259,876	1,671,068	1,619,969	1,709,522	317,233	399,946	1,461,827	1,518,701

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$259,876	$1,671,068	$1,619,969	$1,709,522	$317,233	$399,946	$1,461,827	$1,518,701

Accumulation units outstanding	12,507	76,969	69,452	69,591	20,507	27,374	71,270	62,750
Unit value of accumulation units	$20.78	$21.71	$23.33	$24.57	$15.47	$14.61	$20.51	$24.20
Shares owned in each portfolio	18,135	109,149	91,783	95,987	24,999	32,945	101,165	98,171
Market value per share	$14.33	$15.31	$17.65	$17.81	$12.69	$12.14	$14.45	$15.47
Cost of investments	$199,155	$1,285,637	$1,359,348	$1,287,848	$273,712	$376,327	$1,261,885	$1,229,312

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

Years Ended December 31, 2021

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares , continued	Franklin Templeton Variable Insurance Products Trust –Class 2			Goldman Sachs Variable Insurance Trust –Institutional Class			Janus Henderson
	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund	Small – Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund	Strategic Growth Fund	VIT Balanced Portfolio (Service Shares)
Assets
Investments, at fair value	$3,347,075	$1,508,571	$3,393,767	$4,110,503	$4,020,201	$763,016	$6,850,619	$6,720,658

Dividends receivable	—	—	—	—	—	—	—	—

Total assets	3,347,075	1,508,571	3,393,767	4,110,503	4,020,201	763,016	6,850,619	6,720,658

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$3,347,075	$1,508,571	$3,393,767	$4,110,503	$4,020,201	$763,016	$6,850,619	$6,720,658

Accumulation units outstanding	126,582	58,871	78,249	114,833	69,807	17,795	148,199	172,752
Unit value of accumulation units	$26.44	$25.63	$43.37	$35.80	$57.59	$42.88	$46.23	$38.90
Shares owned in each portfolio	213,871	141,384	151,575	234,350	205,953	58,335	411,943	126,471
Market value per share	$15.65	$10.67	$22.39	$17.54	$19.52	$13.08	$16.63	$53.14
Cost of investments	$2,198,830	$1,144,071	$2,670,253	$3,706,387	$3,269,062	$740,291	$5,123,106	$4,495,368

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

Years Ended December 31, 2021

	Janus Henderson , continued		PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares –Equity Funds
	VIT Enterprise Portfolio (Service Shares)	VIT Forty Portfolio (Institutional Shares)	VIT International Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio	Capital Appreciation Account II	Equity Income Account II	MidCap Account II	SmallCap Account II
Assets
Investments, at fair value	$1,296,137	$21,061,455	$2,088,601	$2,341,221	$1,076,861	$5,975,616	$4,854,244	$1,623,385

Dividends receivable	—	—	—	—	—	—	—	—

Total assets	1,296,137	21,061,455	2,088,601	2,341,221	1,076,861	5,975,616	4,854,244	1,623,385

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$1,296,137	$21,061,455	$2,088,601	$2,341,221	$1,076,861	$5,975,616	$4,854,244	$1,623,385

Accumulation units outstanding	25,050	490,682	92,368	153,452	22,285	125,987	18,753	87,921
Unit value of accumulation units	$51.74	$42.92	$22.61	$15.26	$48.32	$47.43	$258.85	$18.46
Shares owned in each portfolio	14,014	341,076	194,288	228,858	26,144	176,428	65,696	81,454
Market value per share	$92.49	$61.75	$10.75	$10.23	$41.19	$33.87	$73.89	$19.93
Cost of investments	$754,623	$13,572,895	$2,056,572	$2,345,041	$670,480	$3,840,870	$3,638,720	$1,228,892

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

Years Ended December 31, 2021

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares –Strategic Asset Management (“SAM”) Portfolios
	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Assets
Investments, at fair value	$27,951,570	$4,585,557	$24,111,235	$5,017,061	$17,417,378
Dividends receivable	—	—	—	—	—

Total assets	27,951,570	4,585,557	24,111,235	5,017,061	17,417,378

Liabilities	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets	$27,951,570	$4,585,557	$24,111,235	$5,017,061	$17,417,378

Accumulation units outstanding	825,528	166,102	607,442	211,610	395,321
Unit value of accumulation units	$33.86	$27.61	$39.69	$23.71	$44.06
Shares owned in each portfolio	1,566,792	342,206	988,571	385,928	630,607
Market value per share	$17.84	$13.40	$24.39	$13.00	$27.62
Cost of investments	$23,509,614	$4,039,131	$17,465,672	$4,763,239	$12,246,286

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Years Ended December 31, 2021

	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares	BNY Mellon Variable Investment Fund – Service Class Shares	Calvert Variable Series, Inc.	DWS Variable Series I – Class A Shares			DWS Variable Series II – Class A Shares
	Sustainable U.S. Equity Portfolio	Opportunistic Small Cap Portfolio	VP SRI Mid Cap Portfolio	DWS Bond VIP (1)	DWS Core Equity VIP	DWS CROCI International VIP	DWS Global Small Cap VIP	DWS CROCI U.S. VIP
Investment income
Dividend income	$2,050	$—	$455	$65,274	$33,332	$92,121	$12,601	$175,698

Total investment income	2,050	—	455	65,274	33,332	92,121	12,601	175,698

Expenses
Mortality and expense risk charges	3,292	24,592	2,566	26,807	48,419	41,293	37,671	99,525
Administration charges	682	4,507	459	4,975	8,556	7,698	7,012	18,109

Total expenses	3,974	29,099	3,025	31,782	56,975	48,991	44,683	117,634

Net investment income (loss)	(1,924)	(29,099)	(2,570)	33,492	(23,643)	43,130	(32,082)	58,064

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	11,311	147,823	1,184	170,343	268,954	37,712	4,003	181,877
Capital gain distributions	7,636	—	9,812	—	193,318	—	—	—

Net realized gain (loss) on investments	18,947	147,823	10,996	170,343	462,272	37,712	4,003	181,877

Net unrealized appreciation (depreciation) of investments
Beginning of period	74,571	389,513	23,472	243,144	739,659	208,890	131,055	(378,251)
End of period	134,352	578,507	43,644	—	1,197,253	418,238	606,404	1,389,071

Change in net unrealized appreciation (depreciation) of investments	59,781	188,994	20,172	(243,144)	457,594	209,348	475,349	1,767,322

Net increase (decrease) in net assets from operations	$76,804	$307,718	$28,598	$(39,309)	$896,223	$290,190	$447,270	$2,007,263

(1)	For the period (cessation of operations): January 1, 2021 to October 28, 2021. The DWS Bond VIP subaccount liquidated on October 28, 2021.

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Years Ended December 31, 2021

	DWS Variable Series II – Class A Shares , continued			Fidelity Variable Insurance Products (“VIP”) Funds –Service Class			Fidelity VIP Freedom Funds –Service Class 2 Shares
	DWS Government Money Market VIP	DWS High Income VIP	DWS Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio
Investment income
Dividend income	$439	$130,053	$151	$—	$144,795	$35,919	$—	$2,056

Total investment income	439	130,053	151	—	144,795	35,919	—	2,056

Expenses
Mortality and expense risk charges	49,133	30,666	4,348	133,498	139,683	74,942	—	3,009
Administration charges	8,780	5,661	785	24,585	25,310	13,950	—	515

Total expenses	57,913	36,327	5,133	158,083	164,993	88,892	—	3,524

Net investment income (loss)	(57,474)	93,726	(4,982)	(158,083)	(20,198)	(52,973)	—	(1,468)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	—	(6,036)	25,838	995,650	1,200,269	395,790	—	5,403
Capital gain distributions	—	—	19,618	2,535,928	95,619	1,122,469	—	8,942

Net realized gain (loss) on investments	—	(6,036)	45,456	3,531,578	1,295,888	1,518,259	—	14,345

Net unrealized appreciation (depreciation) of investments
Beginning of period	—	48,490	61,972	4,656,258	5,183,658	1,351,141	—	71,489
End of period	—	35,761	68,191	3,665,896	6,917,433	1,354,107	—	69,125

Change in net unrealized appreciation (depreciation) of investments	—	(12,729)	6,219	(990,362)	1,733,775	2,966	—	(2,364)

Net increase (decrease) in net assets from operations	$(57,474)	$74,961	$46,693	$2,383,133	$3,009,465	$1,468,252	$—	$10,513

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Years Ended December 31, 2021

	Fidelity VIP Freedom Funds – Service Class 2 Shares					Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio
Investment income
Dividend income	$2,189	$14,027	$13,289	$14,271	$2,511	$3,853	$13,254	$13,586

Total investment income	2,189	14,027	13,289	14,271	2,511	3,853	13,254	13,586

Expenses
Mortality and expense risk charges	2,498	17,342	15,548	17,059	3,272	5,033	12,888	17,089
Administration charges	507	3,326	2,731	3,243	624	927	2,441	3,309

Total expenses	3,005	20,668	18,279	20,302	3,896	5,960	15,329	20,398

Net investment income (loss)	(816)	(6,641)	(4,990)	(6,031)	(1,385)	(2,107)	(2,075)	(6,812)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	881	46,655	31,777	73,527	2,522	17,817	32,448	67,930
Capital gain distributions	10,458	89,426	51,379	70,121	6,517	1,345	20,227	21,224

Net realized gain (loss) on investments	11,339	136,081	83,156	143,648	9,039	19,162	52,675	89,154

Net unrealized appreciation (depreciation) of investments
Beginning of period	56,263	388,186	217,623	396,372	45,766	29,313	156,195	171,528
End of period	60,721	385,431	260,621	421,674	43,521	23,619	199,942	289,389

Change in net unrealized appreciation (depreciation) of investments	4,458	(2,755)	42,998	25,302	(2,245)	(5,694)	43,747	117,861

Net increase (decrease) in net assets from operations	$14,981	$126,685	$121,164	$162,919	$5,409	$11,361	$94,347	$200,203

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Years Ended December 31, 2021

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares , continued	Franklin Templeton Variable Insurance Products Trust –Class 2			Goldman Sachs Variable Insurance Trust –Institutional Class			Janus Henderson
	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund	Small –Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund	Strategic Growth Fund	VIT Balanced Portfolio (Service Shares)
Investment income
Dividend income	$26,737	$15,969	$—	$36,003	$17,590	$3,456	$—	$55,988

Total investment income	26,737	15,969	—	36,003	17,590	3,456	—	55,988

Expenses
Mortality and expense risk charges	38,173	17,680	36,492	37,925	41,227	7,865	69,948	68,413
Administration charges	6,491	3,485	6,775	7,373	7,574	1,519	12,977	12,774

Total expenses	44,664	21,165	43,267	45,298	48,801	9,384	82,925	81,187

Net investment income (loss)	(17,927)	(5,196)	(43,267)	(9,295)	(31,211)	(5,928)	(82,925)	(25,199)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	69,781	127,133	81,183	41,753	205,796	16,013	80,742	378,256
Capital gain distributions	79,999	36,598	397,943	95,333	517,662	163,025	806,804	34,501

Net realized gain (loss) on investments	149,780	163,731	479,126	137,086	723,458	179,038	887,546	412,757

Net unrealized appreciation (depreciation) of investments
Beginning of period	800,745	618,644	879,157	(224,312)	479,487	49,016	1,323,784	1,692,267
End of period	1,148,245	364,500	723,514	404,116	751,139	22,725	1,727,513	2,225,290

Change in net unrealized appreciation (depreciation) of investments	347,500	(254,144)	(155,643)	628,428	271,652	(26,291)	403,729	533,023

Net increase (decrease) in net assets from operations	$479,353	$(95,609)	$280,216	$756,219	$963,899	$146,819	$1,208,350	$920,581

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Years Ended December 31, 2021

	Janus Henderson , continued		PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) –Class 2 Shares –Equity Funds
	VIT Enterprise Portfolio (Service Shares)	VIT Forty Portfolio (Institutional Shares)	VIT International Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio	Capital Appreciation Account II	Equity Income Account II	MidCap Account II	SmallCap Account II
Investment income
Dividend income	$3,045	$102,361	$34,165	$13,057	$7,095	$105,721	$—	$2,403

Total investment income	3,045	102,361	34,165	13,057	7,095	105,721	—	2,403

Expenses
Mortality and expense risk charges	13,490	222,919	23,437	27,938	11,437	63,282	47,884	16,689
Administration charges	2,534	40,992	4,310	5,028	1,944	11,582	9,281	3,266

Total expenses	16,024	263,911	27,747	32,966	13,381	74,864	57,165	19,955

Net investment income (loss)	(12,979)	(161,550)	6,418	(19,909)	(6,286)	30,857	(57,165)	(17,552)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	80,587	1,323,947	21,450	24,257	32,729	291,922	258,853	32,331
Capital gain distributions	114,879	2,311,906	19,001	—	37,873	3,307	308,211	49,256

Net realized gain (loss) on investments	195,466	3,635,853	40,451	24,257	70,602	295,229	567,064	81,587

Net unrealized appreciation (depreciation) of investments
Beginning of period	547,729	7,029,537	149,437	55,946	247,901	1,385,725	736,742	192,809
End of period	541,514	7,488,560	32,029	(3,820)	406,381	2,134,746	1,215,524	394,493

Change in net unrealized appreciation (depreciation) of investments	(6,215)	459,023	(117,408)	(59,766)	158,480	749,021	478,782	201,684

Net increase (decrease) in net assets from operations	$176,272	$3,933,326	$(70,539)	$(55,418)	$222,796	$1,075,107	$988,681	$265,719

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Years Ended December 31, 2021

	Principal Variable Contracts Funds, Inc. (“PVC”) –Class 2 Shares –Strategic Asset Management (“SAM”) Portfolios

	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Investment income
Dividend income	$374,396	$77,296	$238,299	$99,641	$134,886

Total investment income	374,396	77,296	238,299	99,641	134,886

Expenses
Mortality and expense risk charges	291,027	51,439	255,965	48,250	185,928
Administration charges	53,692	9,736	46,455	9,487	34,182

Total expenses	344,719	61,175	302,420	57,737	220,110

Net investment income (loss)	29,677	16,121	(64,121)	41,904	(85,224)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	357,114	214,657	516,368	41,071	730,212
Capital gain distributions	579,297	61,112	465,979	70,333	375,015

Net realized gain (loss) on investments	936,411	275,769	982,347	111,404	1,105,227

Net unrealized appreciation (depreciation) of investments
Beginning of period	2,418,203	453,751	4,173,351	159,181	3,395,641
End of period	4,441,956	546,426	6,645,563	253,822	5,171,092

Change in net unrealized appreciation (depreciation) of investments	2,023,753	92,675	2,472,212	94,641	1,775,451

Net increase (decrease) in net assets from operations	$2,989,841	$384,565	$3,390,438	$247,949	$2,795,454

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares		BNY Mellon Variable Investment Fund – Service Class Shares				Calvert Variable Series, Inc.
	Sustainable U.S. Equity Portfolio		Opportunistic Small Cap Portfolio		Quality Bond Portfolio (2)		VP SRI Mid Cap Portfolio
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$(1,924)	$(745)	$(29,099)	$(15,156)	$—	$1,312	$(2,570)	$(1,667)
Net realized gain (loss) from investment transactions	18,947	11,674	147,823	65,486	—	43,534	10,996	18,859
Change in net unrealized appreciation (depreciation) of investments	59,781	47,234	188,994	295,124	—	(42,021)	20,172	2,746

Net increase (decrease) in net assets from operations	76,804	58,163	307,718	345,454	—	2,825	28,598	19,938

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,542	1,375	8,442	6,656	—	1,361	550	575
Transfers for contract benefits and terminations	(6,030)	(19,161)	(146,489)	(96,611)	—	(20,657)	(7,117)	(23,615)
Contract maintenance charges	(75)	(75)	(493)	(608)	—	(83)	(35)	(38)
Transfers between subaccounts (including fixed account), net	(849)	(8,455)	(33,485)	(9,015)	—	(647,416)	(73)	54

Net increase (decrease) in net assets from contract transactions	(5,412)	(26,316)	(172,025)	(99,578)	—	(666,795)	(6,675)	(23,024)

Total increase (decrease) in net assets	71,392	31,847	135,693	245,876	—	(663,970)	21,923	(3,086)
Net assets
Beginning of period	301,092	269,245	2,131,989	1,886,113	—	663,970	212,841	215,927

End of period	$372,484	$301,092	$2,267,682	$2,131,989	$—	$—	$234,764	$212,841

Analysis of increase (decrease) in units outstanding
Units issued	637	259	4,406	6,293	—	693	19	34
Units redeemed	(788)	(1,379)	(11,333)	(10,450)	—	(43,641)	(233)	(960)

Increase (decrease) in units outstanding	(151)	(1,120)	(6,927)	(4,157)	—	(42,948)	(214)	(926)
Beginning units	11,794	12,914	93,631	97,788	—	42,948	7,376	8,302

Ending units	11,643	11,794	86,704	93,631	—	—	7,162	7,376

(2)	For the period (cessation of operations): January 1, 2020 to April 30, 2020. The BNY Quality Bond Portfolio subaccount liquidated on April 30, 2020.

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	DWS Variable Series I – Class A Shares
	DWS Bond VIP (1)		DWS Core Equity VIP		DWS CROCI International VIP		DWS Global Small Cap VIP
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$33,492	$53,941	$(23,643)	$2,535	$43,130	$74,138	$(32,082)	$(13,535)
Net realized gain (loss) from investment transactions	170,343	36,691	462,272	331,187	37,712	(35,409)	4,003	47,331
Change in net unrealized appreciation (depreciation) of investments	(243,144)	154,553	457,594	164,079	209,348	(3,036)	475,349	447,485

Net increase (decrease) in net assets from operations	(39,309)	245,185	896,223	497,801	290,190	35,693	447,270	481,281

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	31,019	26,501	14,474	14,272	165,352	20,387	29,563	30,267
Transfers for contract benefits and terminations	(208,474)	(512,980)	(265,561)	(318,157)	(304,128)	(430,817)	(407,220)	(288,467)
Contract maintenance charges	(813)	(1,304)	(1,024)	(1,225)	(1,202)	(1,510)	(995)	(1,146)
Transfers between subaccounts (including fixed account), net	(3,005,027)	(480,185)	(205,148)	(107,442)	113,155	132,896	(3,951)	(35,330)

Net increase (decrease) in net assets from contract transactions	(3,183,295)	(967,968)	(457,259)	(412,552)	(26,823)	(279,044)	(382,603)	(294,676)

Total increase (decrease) in net assets	(3,222,604)	(722,783)	438,964	85,249	263,367	(243,351)	64,667	186,605
Net assets
Beginning of period	3,222,604	3,945,387	3,950,302	3,865,053	3,733,621	3,976,972	3,447,541	3,260,936

End of period	$—	$3,222,604	$4,389,266	$3,950,302	$3,996,988	$3,733,621	$3,512,208	$3,447,541

Analysis of increase (decrease) in units outstanding
Units issued	12,494	14,706	2,366	3,000	70,455	33,743	5,304	9,424
Units redeemed	(193,267)	(73,578)	(16,369)	(19,961)	(74,052)	(70,199)	(18,161)	(21,390)

Increase (decrease) in units outstanding	(180,773)	(58,872)	(14,003)	(16,961)	(3,597)	(36,456)	(12,857)	(11,966)
Beginning units	180,773	239,645	139,743	156,704	466,492	502,948	126,076	138,042

Ending units	—	180,773	125,740	139,743	462,895	466,492	113,219	126,076

(1)	For the period (cessation of operations): January 1, 2021 to October 28, 2021. The DWS Bond VIP subaccount liquidated on October 28, 2021.

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	DWS Variable Series II – Class A Shares
	DWS CROCI U.S. VIP		DWS Government & Agency Securities VIP (3)		DWS Government Money Market VIP		DWS High Income VIP
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$58,064	$83,992	$—	$(4,285)	$(57,474)	$(35,844)	$93,726	$120,042
Net realized gain (loss) from investment transactions	181,877	418,704	—	(34,284)	—	—	(6,036)	(79,928)
Change in net unrealized appreciation (depreciation) of investments	1,767,322	(1,745,207)	—	45,240	—	—	(12,729)	41,359

Net increase (decrease) in net assets from operations	2,007,263	(1,242,511)	—	6,671	(57,474)	(35,844)	74,961	81,473

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	61,132	49,561	—	1,852	24,163	15,929	14,177	9,831
Transfers for contract benefits and terminations	(642,210)	(724,504)	—	(91,946)	(634,317)	(312,086)	(232,717)	(190,749)
Contract maintenance charges	(2,915)	(3,413)	—	(155)	(1,278)	(1,123)	(765)	(967)
Transfers between subaccounts (including fixed account), net	(273,957)	630,087	—	(1,979,289)	3,460,571	3,298,947	138,619	(298,185)

Net increase (decrease) in net assets from contract transactions	(857,950)	(48,269)	—	(2,069,538)	2,849,139	3,001,667	(80,686)	(480,070)

Total increase (decrease) in net assets	1,149,313	(1,290,780)	—	(2,062,867)	2,791,665	2,965,823	(5,725)	(398,597)
Net assets
Beginning of period	8,390,365	9,681,145	—	2,062,867	3,635,775	669,952	2,874,785	3,273,382

End of period	$9,539,678	$8,390,365	$—	$—	$6,427,440	$3,635,775	$2,869,060	$2,874,785

Analysis of increase (decrease) in units outstanding
Units issued	9,584	29,472	—	965	389,018	340,529	8,183	5,100
Units redeemed	(32,762)	(29,421)	—	(118,144)	(113,914)	(51,999)	(11,337)	(26,796)

Increase (decrease) in units outstanding	(23,178)	51	—	(117,179)	275,104	288,530	(3,154)	(21,696)
Beginning units	255,165	255,114	—	117,179	352,374	63,844	111,550	133,246

Ending units	231,987	255,165	—	—	627,478	352,374	108,396	111,550

(3)	For the period (cessation of operations): January 1, 2020 to February 27, 2020. The DWS Government & Agency Securities VIP subaccount liquidated on February 27, 2020.

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	DWS Variable Series II – Class A Shares, continued		Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
	DWS Small Mid Cap Growth VIP		VIP Growth Portfolio		VIP Index 500 Portfolio		VIP Mid Cap Portfolio
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$(4,982)	$(3,792)	$(158,083)	$(119,326)	$(20,198)	$35,359	$(52,973)	$(41,024)
Net realized gain (loss) from investment transactions	45,456	12,845	3,531,578	2,175,760	1,295,888	785,133	1,518,259	360,658
Change in net unrealized appreciation (depreciation) of investments	6,219	75,211	(990,362)	1,480,368	1,733,775	879,407	2,966	561,548

Net increase (decrease) in net assets from operations	46,693	84,264	2,383,133	3,536,802	3,009,465	1,699,899	1,468,252	881,182

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	960	994	90,651	44,351	51,524	51,971	25,520	24,825
Transfers for contract benefits and terminations	(34,339)	(13,852)	(733,248)	(1,268,395)	(1,234,091)	(856,453)	(567,173)	(686,713)
Contract maintenance charges	(120)	(157)	(2,796)	(3,140)	(2,621)	(3,080)	(1,772)	(1,957)
Transfers between subaccounts (including fixed account), net	(9,081)	(5,508)	(73,429)	(152,274)	(237,382)	(57,353)	151,632	(332,922)

Net increase (decrease) in net assets from contract transactions	(42,580)	(18,523)	(718,822)	(1,379,458)	(1,422,570)	(864,915)	(391,793)	(996,767)

Total increase (decrease) in net assets	4,113	65,741	1,664,311	2,157,344	1,586,895	834,984	1,076,459	(115,585)
Net assets
Beginning of period	376,171	310,430	11,447,768	9,290,424	11,737,215	10,902,231	6,332,879	6,448,464

End of period	$380,284	$376,171	$13,112,079	$11,447,768	$13,324,110	$11,737,215	$7,409,338	$6,332,879

Analysis of increase (decrease) in units outstanding
Units issued	1,098	485	18,083	14,676	10,965	15,343	7,110	6,809
Units redeemed	(4,277)	(2,427)	(35,126)	(58,938)	(47,947)	(44,589)	(13,807)	(29,399)

Increase (decrease) in units outstanding	(3,179)	(1,942)	(17,043)	(44,262)	(36,982)	(29,246)	(6,697)	(22,590)
Beginning units	32,549	34,491	296,295	340,557	354,256	383,502	121,880	144,470

Ending units	29,370	32,549	279,252	296,295	317,274	354,256	115,183	121,880

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	Fidelity VIP Freedom Funds –Service Class 2 Shares
	VIP Freedom 2005 Portfolio		VIP Freedom 2010 Portfolio		VIP Freedom 2015 Portfolio		VIP Freedom 2020 Portfolio
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$—	$—	$(1,468)	$(773)	$(816)	$(488)	$(6,641)	$(3,554)
Net realized gain (loss) from investment transactions	—	—	14,345	15,749	11,339	30,436	136,081	122,221
Change in net unrealized appreciation (depreciation) of investments	—	—	(2,364)	10,211	4,458	4,975	(2,755)	80,809

Net increase (decrease) in net assets from operations	—	—	10,513	25,187	14,981	34,923	126,685	199,476

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	—	—	—	—	—	—	9,000	4,200
Transfers for contract benefits and terminations	—	—	(11,501)	(13,450)	(550)	(84,196)	(139,150)	(108,766)
Contract maintenance charges	—	—	(30)	(30)	(24)	(26)	(315)	(339)
Transfers between subaccounts (including fixed account), net	—	—	7	6	1,205	1,207	593	(377)

Net increase (decrease) in net assets from contract transactions	—	—	(11,524)	(13,474)	631	(83,015)	(129,872)	(105,282)

Total increase (decrease) in net assets	—	—	(1,011)	11,713	15,612	(48,092)	(3,187)	94,194
Net assets
Beginning of period	—	—	256,936	245,223	244,264	292,356	1,674,255	1,580,061

End of period	$—	$—	$255,925	$256,936	$259,876	$244,264	$1,671,068	$1,674,255

Analysis of increase (decrease) in units outstanding
Units issued	—	—	—	—	60	69	434	246
Units redeemed	—	—	(617)	(798)	(29)	(4,451)	(6,760)	(5,992)

Increase (decrease) in units outstanding	—	—	(617)	(798)	31	(4,382)	(6,326)	(5,746)
Beginning units	—	—	14,065	14,863	12,476	16,858	83,295	89,041

Ending units	—	—	13,448	14,065	12,507	12,476	76,969	83,295

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	Fidelity VIP Freedom Funds – Service Class 2 Shares , continued						Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio		VIP Freedom Income Portfolio		VIP FundsManager 20% Portfolio
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$(4,990)	$(3,860)	$(6,031)	$(5,060)	$(1,385)	$(231)	$(2,107)	$(1,180)
Net realized gain (loss) from investment transactions	83,156	64,422	143,648	140,805	9,039	6,362	19,162	3,036
Change in net unrealized appreciation (depreciation) of investments	42,998	87,854	25,302	82,549	(2,245)	17,179	(5,694)	22,880

Net increase (decrease) in net assets from operations	121,164	148,416	162,919	218,294	5,409	23,310	11,361	24,736

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	8,772	7,477	17,489	24,729	6,000	1,200	200	600
Transfers for contract benefits and terminations	(114,765)	(12,787)	(171,944)	(192,749)	(9,446)	(3,582)	(10,306)	(1,136)
Contract maintenance charges	(150)	(144)	(399)	(442)	(86)	(88)	(49)	(52)
Transfers between subaccounts (including fixed account), net	282,636	22,311	104,640	53,797	10,913	30,504	2,162	229

Net increase (decrease) in net assets from contract transactions	176,493	16,857	(50,214)	(114,665)	7,381	28,034	(7,993)	(359)

Total increase (decrease) in net assets	297,657	165,273	112,705	103,629	12,790	51,344	3,368	24,377

Net assets
Beginning of period	1,322,312	1,157,039	1,596,817	1,493,188	304,443	253,099	396,578	372,201

End of period	$1,619,969	$1,322,312	$1,709,522	$1,596,817	$317,233	$304,443	$399,946	$396,578

Analysis of increase (decrease) in units outstanding
Units issued	12,561	5,498	5,210	4,631	1,091	2,521	14,368	270
Units redeemed	(5,261)	(5,414)	(7,750)	(10,344)	(613)	(657)	(14,722)	(305)

Increase (decrease) in units outstanding	7,300	84	(2,540)	(5,713)	478	1,864	(354)	(35)
Beginning units	62,152	62,068	72,131	77,844	20,029	18,165	27,728	27,763

Ending units	69,452	62,152	69,591	72,131	20,507	20,029	27,374	27,728

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares , continued						Franklin Templeton Variable Insurance Products Trust – Class 2
	VIP FundsManager 50% Portfolio		VIP FundsManager 70% Portfolio		VIP FundsManager 85% Portfolio		Developing Markets VIP Fund
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$(2,075)	$(2,947)	$(6,812)	$(7,885)	$(17,927)	$(18,801)	$(5,196)	$44,894
Net realized gain (loss) from investment transactions	52,675	58,390	89,154	88,797	149,780	215,487	163,731	89,907
Change in net unrealized appreciation (depreciation) of investments	43,747	85,356	117,861	145,671	347,500	218,438	(254,144)	96,067

Net increase (decrease) in net assets from operations	94,347	140,799	200,203	226,583	479,353	415,124	(95,609)	230,868

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,340	4,998	15,984	15,984	400	600	7,997	4,854
Transfers for contract benefits and terminations	(147,587)	(59,362)	(226,965)	(466,843)	(25,000)	(344,880)	(277,455)	(85,565)
Contract maintenance charges	(200)	(270)	(407)	(397)	(191)	(215)	(636)	(754)
Transfers between subaccounts (including fixed account), net	371,447	107,555	(177,052)	207,533	(131,426)	12,661	49,927	(76,911)

Net increase (decrease) in net assets from contract transactions	225,000	52,921	(388,440)	(243,723)	(156,217)	(331,834)	(220,167)	(158,376)

Total increase (decrease) in net assets	319,347	193,720	(188,237)	(17,140)	323,136	83,290	(315,776)	72,492
Net assets
Beginning of period	1,142,480	948,760	1,706,938	1,724,078	3,023,939	2,940,649	1,824,347	1,751,855

End of period	$1,461,827	$1,142,480	$1,518,701	$1,706,938	$3,347,075	$3,023,939	$1,508,571	$1,824,347

Analysis of increase (decrease) in units outstanding
Units issued	18,222	13,976	10,565	17,675	159	239	3,528	1,318
Units redeemed	(7,627)	(9,721)	(27,678)	(30,021)	(6,093)	(16,781)	(10,835)	(8,800)

Increase (decrease) in units outstanding	10,595	4,255	(17,113)	(12,346)	(5,934)	(16,542)	(7,307)	(7,482)
Beginning units	60,675	56,420	79,863	92,209	132,516	149,058	66,178	73,660

Ending units	71,270	60,675	62,750	79,863	126,582	132,516	58,871	66,178

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	Franklin Templeton Variable Insurance Products Trust –Class 2 , continued				Goldman Sachs Variable Insurance Trust –Institutional Class
	Small –Mid Cap Growth VIP Fund		Small Cap Value VIP Fund		Mid Cap Value Fund		Small Cap Equity Insights Fund
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$(43,267)	$(37,385)	$(9,295)	$6,897	$(31,211)	$(19,469)	$(5,928)	$(5,908)
Net realized gain (loss) from investment transactions	479,126	411,629	137,086	122,080	723,458	153,293	179,038	9,313
Change in net unrealized appreciation (depreciation) of investments	(155,643)	916,940	628,428	(2,993)	271,652	94,321	(26,291)	45,692

Net increase (decrease) in net assets from operations	280,216	1,291,184	756,219	125,984	963,899	228,145	146,819	49,097

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	54,169	20,766	433,939	13,594	17,181	17,655	4,306	3,539
Transfers for contract benefits and terminations	(341,137)	(266,296)	(193,423)	(157,144)	(301,762)	(247,237)	(63,491)	(45,313)
Contract maintenance charges	(695)	(697)	(496)	(541)	(1,280)	(1,498)	(296)	(367)
Transfers between subaccounts (including fixed account), net	84,999	(479,101)	(49,344)	51,031	(134,307)	21,314	(4,068)	(2,214)

Net increase (decrease) in net assets from contract transactions	(202,664)	(725,328)	190,676	(93,060)	(420,168)	(209,766)	(63,549)	(44,355)

Total increase (decrease) in net assets	77,552	565,856	946,895	32,924	543,731	18,379	83,270	4,742
Net assets
Beginning of period	3,316,215	2,750,359	3,163,608	3,130,684	3,476,470	3,458,091	679,746	675,004

End of period	$3,393,767	$3,316,215	$4,110,503	$3,163,608	$4,020,201	$3,476,470	$763,016	$679,746

Analysis of increase (decrease) in units outstanding
Units issued	5,339	1,845	15,894	6,686	1,882	4,149	652	827
Units redeemed	(10,117)	(24,468)	(10,706)	(9,778)	(10,231)	(9,155)	(2,275)	(2,082)

Increase (decrease) in units outstanding	(4,778)	(22,623)	5,188	(3,092)	(8,349)	(5,006)	(1,623)	(1,255)
Beginning units	83,027	105,650	109,645	112,737	78,156	83,162	19,418	20,673

Ending units	78,249	83,027	114,833	109,645	69,807	78,156	17,795	19,418

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	Goldman Sachs Variable Insurance Trust –Institutional Class , continued		Janus Henderson
	Strategic Growth Fund		VIT Balanced Portfolio (Service Shares)		VIT Enterprise Portfolio (Service Shares)		VIT Forty Portfolio (Institutional Shares)
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$(82,925)	$(61,888)	$(25,199)	$45,513	$(12,979)	$(12,386)	$(161,550)	$(95,508)
Net realized gain (loss) from investment transactions	887,546	588,283	412,757	773,865	195,466	150,941	3,635,853	2,393,120
Change in net unrealized appreciation (depreciation) of investments	403,729	1,235,451	533,023	(144,103)	(6,215)	35,050	459,023	3,106,582

Net increase (decrease) in net assets from operations	1,208,350	1,761,846	920,581	675,275	176,272	173,605	3,933,326	5,404,194

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	24,951	19,127	159,895	23,680	8,870	12,652	61,550	53,863
Transfers for contract benefits and terminations	(394,931)	(297,193)	(485,672)	(1,254,777)	(64,322)	(55,124)	(1,252,068)	(1,394,900)
Contract maintenance charges	(2,104)	(2,413)	(712)	(948)	(354)	(445)	(4,626)	(5,365)
Transfers between subaccounts (including fixed account), net	(114,041)	(342,483)	5,016	(416,379)	(23,560)	(19,670)	(664,135)	(943,990)

Net increase (decrease) in net assets from contract transactions	(486,125)	(622,962)	(321,473)	(1,648,424)	(79,366)	(62,587)	(1,859,279)	(2,290,392)

Total increase (decrease) in net assets	722,225	1,138,884	599,108	(973,149)	96,906	111,018	2,074,047	3,113,802
Net assets
Beginning of period	6,128,394	4,989,510	6,121,550	7,094,699	1,199,231	1,088,213	18,987,408	15,873,606

End of period	$6,850,619	$6,128,394	$6,720,658	$6,121,550	$1,296,137	$1,199,231	$21,061,455	$18,987,408

Analysis of increase (decrease) in units outstanding
Units issued	4,145	1,567	11,898	3,779	314	839	11,621	8,370
Units redeemed	(15,639)	(22,310)	(21,043)	(59,458)	(1,984)	(2,691)	(57,751)	(89,470)

Increase (decrease) in units outstanding	(11,494)	(20,743)	(9,145)	(55,679)	(1,670)	(1,852)	(46,130)	(81,100)
Beginning units	159,693	180,436	181,897	237,576	26,720	28,572	536,812	617,912

Ending units	148,199	159,693	172,752	181,897	25,050	26,720	490,682	536,812

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	PIMCO Variable Insurance Trust –Administrative Class Shares				Principal Variable Contracts Funds, Inc. (“PVC”) –Class 2 Shares – Equity Funds
	VIT International Bond Portfolio (U.S. Dollar-Hedged)		VIT Low Duration Portfolio		Capital Appreciation Account II		Equity Income Account II
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$6,418	$101,448	$(19,909)	$(2,705)	$(6,286)	$(1,987)	$30,857	$18,841
Net realized gain (loss) from investment transactions	40,451	47,491	24,257	21,409	70,602	85,761	295,229	587,201
Change in net unrealized appreciation (depreciation) of investments	(117,408)	(60,455)	(59,766)	23,305	158,480	47,904	749,021	(486,662)

Net increase (decrease) in net assets from operations	(70,539)	88,484	(55,418)	42,009	222,796	131,678	1,075,107	119,380

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	14,802	8,522	17,874	9,730	4,228	1,728	39,535	26,293
Transfers for contract benefits and terminations	(192,820)	(218,742)	(479,840)	(415,738)	(25,117)	(110,525)	(476,467)	(553,103)
Contract maintenance charges	(695)	(877)	(793)	(1,022)	(230)	(274)	(1,314)	(1,529)
Transfers between subaccounts (including fixed account), net	118,147	16,524	264,616	105,593	(31,491)	(14,519)	(13,759)	(503,446)

Net increase (decrease) in net assets from contract transactions	(60,566)	(194,573)	(198,143)	(301,437)	(52,610)	(123,590)	(452,005)	(1,031,785)

Total increase (decrease) in net assets	(131,105)	(106,089)	(253,561)	(259,428)	170,186	8,088	623,102	(912,405)
Net assets
Beginning of period	2,219,706	2,325,795	2,594,782	2,854,210	906,675	898,587	5,352,514	6,264,919

End of period	$2,088,601	$2,219,706	$2,341,221	$2,594,782	$1,076,861	$906,675	$5,975,616	$5,352,514

Analysis of increase (decrease) in units outstanding
Units issued	7,694	7,238	26,554	21,290	259	279	1,178	3,222
Units redeemed	(10,382)	(15,893)	(39,873)	(40,702)	(1,538)	(3,872)	(11,219)	(33,338)

Increase (decrease) in units outstanding	(2,688)	(8,655)	(13,319)	(19,412)	(1,279)	(3,593)	(10,041)	(30,116)
Beginning units	95,056	103,711	166,771	186,183	23,564	27,157	136,028	166,144

Ending units	92,368	95,056	153,452	166,771	22,285	23,564	125,987	136,028

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds, continued				Principal Variable Contracts Funds, Inc. (“PVC”) –Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	MidCap Account II		SmallCap Account II		SAM Balanced Portfolio		SAM Conservative Balanced Portfolio
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$(57,165)	$(30,985)	$(17,552)	$(12,080)	$29,677	$170,695	$16,121	$51,352
Net realized gain (loss) from investment transactions	567,064	878,051	81,587	28,550	936,411	856,140	275,769	137,085
Change in net unrealized appreciation (depreciation) of investments	478,782	(338,422)	201,684	176,305	2,023,753	1,256,838	92,675	203,932

Net increase (decrease) in net assets from operations	988,681	508,644	265,719	192,775	2,989,841	2,283,673	384,565	392,369

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	16,132	12,018	3,534	4,496	1,202,333	68,330	11,848	9,195
Transfers for contract benefits and terminations	(385,311)	(286,482)	(75,026)	(30,379)	(1,851,725)	(2,818,687)	(1,191,354)	(621,968)
Contract maintenance charges	(1,112)	(1,267)	(323)	(344)	(5,483)	(6,181)	(652)	(924)
Transfers between subaccounts (including fixed account), net	(78,951)	(783,185)	(24,183)	(271,487)	32,361	(2,399)	149,095	50,798

Net increase (decrease) in net assets from contract transactions	(449,242)	(1,058,916)	(95,998)	(297,714)	(622,514)	(2,758,937)	(1,031,063)	(562,899)

Total increase (decrease) in net assets	539,439	(550,272)	169,721	(104,939)	2,367,327	(475,264)	(646,498)	(170,530)
Net assets
Beginning of period	4,314,805	4,865,077	1,453,664	1,558,603	25,584,243	26,059,507	5,232,055	5,402,585

End of period	$4,854,244	$4,314,805	$1,623,385	$1,453,664	$27,951,570	$25,584,243	$4,585,557	$5,232,055

Analysis of increase (decrease) in units outstanding
Units issued	1,035	1,059	1,246	2,458	50,217	55,525	19,264	4,239
Units redeemed	(2,913)	(7,477)	(6,563)	(29,502)	(71,084)	(153,778)	(58,606)	(27,442)

Increase (decrease) in units outstanding	(1,878)	(6,418)	(5,317)	(27,044)	(20,867)	(98,253)	(39,342)	(23,203)
Beginning units	20,631	27,049	93,238	120,282	846,395	944,648	205,444	228,647

Ending units	18,753	20,631	87,921	93,238	825,528	846,395	166,102	205,444

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Asset

Years Ended December 31, 2021, and 2020

	Principal Variable Contracts Funds, Inc. (“PVC”) –Class 2 Shares –Strategic Asset Management (“SAM”) Portfolios , continued
	SAM Conservative Growth Portfolio		SAM Flexible Income Portfolio		SAM Strategic Growth Portfolio
	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$(64,121)	$71,847	$41,904	$54,933	$(85,224)	$33,913
Net realized gain (loss) from investment transactions	982,347	918,303	111,404	148,596	1,105,227	1,024,015
Change in net unrealized appreciation (depreciation) of investments	2,472,212	918,534	94,641	32,346	1,775,451	740,400

Net increase (decrease) in net assets from operations	3,390,438	1,908,684	247,949	235,875	2,795,454	1,798,328

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	338,136	224,920	37,474	90,236	120,170	144,376
Transfers for contract benefits and terminations	(1,099,137)	(3,129,261)	(458,580)	(972,794)	(1,096,980)	(1,738,744)
Contract maintenance charges	(6,513)	(7,587)	(643)	(801)	(6,546)	(7,441)
Transfers between subaccounts (including fixed account), net	(100,236)	(434,418)	611,142	(825,910)	(817,523)	(2,117,321)

Net increase (decrease) in net assets from contract transactions	(867,750)	(3,346,346)	189,393	(1,709,269)	(1,800,879)	(3,719,130)

Total increase (decrease) in net assets	2,522,688	(1,437,662)	437,342	(1,473,394)	994,575	(1,920,802)
Net assets
Beginning of period	21,588,547	23,026,209	4,579,719	6,053,113	16,422,803	18,343,605

End of period	$24,111,235	$21,588,547	$5,017,061	$4,579,719	$17,417,378	$16,422,803

Analysis of increase (decrease) in units outstanding
Units issued	13,343	18,098	35,268	7,677	5,778	10,725
Units redeemed	(36,555)	(134,831)	(25,190)	(88,901)	(49,854)	(129,671)

Increase (decrease) in units outstanding	(23,212)	(116,733)	10,078	(81,224)	(44,076)	(118,946)
Beginning units	630,654	747,387	201,532	282,756	439,397	558,343

Ending units	607,442	630,654	211,610	201,532	395,321	439,397

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

1. The Company

The Farmers Annuity Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Washington State Office of the Insurance Commissioner. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to the variable annuity contract, are obligations of the Company.

The Account is a funding vehicle for individual variable annuity contracts, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these contracts are invested, at the direction of the contract holders, in the subaccounts that comprise the Account. The Account is currently comprised of forty-four subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio less mortality and expenses charged by the company. The risk of unfavorable investment performance is borne by the policyholder. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”).

The Variable Annuity portfolio includes:

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares

Sustainable U.S. Equity Portfolio

BNY Mellon Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Calvert Variable Series, Inc.

VP SRI Mid Cap Portfolio

DWS Variable Series I – Class A Shares

DWS Bond VIP (1)

DWS Core Equity VIP

DWS CROCI International VIP

DWS Global Small Cap VIP

DWS Variable Series II – Class A Shares

DWS CROCI U.S. VIP

DWS Government Money Market VIP

DWS High Income VIP

DWS Small Mid Cap Growth VIP

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

1. The Company, continued

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

Developing Markets VIP Fund

Small – Mid Cap Growth VIP Fund

Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class

Mid Cap Value Fund

Small Cap Equity Insights Fund

Strategic Growth Fund

Janus Henderson

VIT Balanced Portfolio (Service Shares)

VIT Enterprise Portfolio (Service Shares)

VIT Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT International Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account II

Equity Income Account II

MidCap Account II

SmallCap Account II

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

1. The Company, continued

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

(1)	For the period (cessation of operations): January 1, 2021 to October 28, 2021. The DWS Bond VIP subaccount liquidated on October 28, 2021.

The Company owns the assets in the Account, and is obligated to pay all benefits under the contracts the Company issues. The Company provides insurance and administrative services to the contract holders for a fee. The Company also maintains a fixed account (“Fixed Account”), to which contract holders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

The remainder of this page is intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“US GAAP”). The Account is considered an investment company under US GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The significant accounting policies adopted by the Company are as follows:

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value (“NAV”) per share of the respective portfolios at December 31, 2021. Accumulation unit values are computed daily based on the change in fair market value of the NAV of the Funds less mortality and expense risk charges for the subaccounts. For dividends and capital distributions received by the funds, the accumulation values are calculated with the dividend and capital distribution amount added back to the change in the fair market value of the NAV.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this contract in the event of changes in tax law. A change may be made in future years for any federal income taxes that would be attributable to the contracts.

Dividends

Dividend income received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

Capital Gain Distributions

Capital gain distributions received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

2. Significant Accounting Policies

Fair Value Measurements

The Company determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Accounting Standards Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosure , which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own judgements about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily NAV of the funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur. As there were no Level 2 or Level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of Level 3 assets is not required.

The remainder of this page is intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

3. Expenses, Contract Maintenance Charges and Related Party Transactions

Expenses

Mortality and Expense Risk Charge

The Company assumes mortality and expense risk related to the operations of the Account and deducts charges daily. The mortality and expense risk charge covers certain insurance benefits available under the contracts and certain expenses the Company expects to incur. It also covers the risk that charges will not be sufficient to cover costs associated with the contracts and to provide contractual benefits. The charge is assessed daily and is equal, on an annual basis, to 0.95% of the average daily net assets in the subaccounts.

Guaranteed Minimum Death Benefit

The contract holder has the option at issue of electing the guaranteed minimum death benefit rider which provides an enhanced death benefit in the event of the death of the last surviving annuitant before the annuity start date. The charge for this rider is assessed daily and is equal, on an annual basis, to 0.25% of the average daily assets in the subaccounts.

Guaranteed Retirement Income Benefit

A certain number of in-force contracts have a guaranteed retirement income benefit rider which guarantees a minimum lifetime fixed income benefit in certain specified circumstances. The charge for this rider is assessed daily and is equal, on an annual basis, to 0.25% of the average daily assets in the subaccounts. As of June 18, 2003, the Account ceased offering the guaranteed retirement income benefit rider. For contract holders who elected the guaranteed retirement income benefit rider before June 18, 2003, the guaranteed retirement income benefit rider remains in force and the company’s obligations and duties under this rider will not change.

Administration Charge

The Company will deduct a daily asset-based administration charge, at an annual rate of 0.20%, from each subaccount to help reimburse for administrative charges.

Contract Maintenance Charges

Surrender Charge

The Company may deduct a surrender charge if, during the pay-in period, the contract holder fully surrenders the contract or withdraws a portion of its cash value. A surrender charge of up to 7% of amounts withdrawn may be deducted, if applicable.

Premium Taxes

Various states and other governmental entities charge a premium tax on contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. The Company is responsible for paying these taxes. If applicable, the Company will deduct the cost of such taxes from the contract value either from premium payments as the Company receives them, from contract value upon surrender or partial withdrawal, on the annuity start date, or upon payment of a death benefit.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

3. Expenses, Contract Maintenance Charges and Related Party Transactions

Portfolio Operating Expenses

The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly, through a reduction in unit values, by the contract holders, which currently range up to 2%.

Related Party Transactions

Farmers Financial Solutions, LLC (“FFS”), a wholly-owned subsidiary of Farmers Insurance Group, is the principal underwriter and distributor for the separate account. FFS may receive compensation from some of the portfolios’ service providers for administrative and other services performed relating to Variable Account operations.

The remainder of this page is intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

4. Purchases and Sales of Investments

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2021 consist of the following:

	Purchases	Sales
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio	$27,790	$27,488
BNY Mellon Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	$104,703	$305,827
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio	$10,848	$10,280
DWS Variable Series I – Class A Shares
DWS Bond VIP	$264,296	$3,414,099
DWS Core Equity VIP	293,904	581,487
DWS CROCI International VIP	650,074	633,768
DWS Global Small Cap VIP	153,463	568,147
DWS Variable Series II – Class A Shares
DWS CROCI U.S. VIP	$492,469	$1,292,357
DWS Government Money Market VIP	3,979,152	1,187,500
DWS High Income VIP	323,425	310,385
DWS Small Mid Cap Growth VIP	32,618	60,561
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
VIP Growth Portfolio	$3,252,391	$1,593,368
VIP Index 500 Portfolio	608,403	1,955,552
VIP Mid Cap Portfolio	1,563,185	885,481
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	$—	$—
VIP Freedom 2010 Portfolio	10,998	15,048
VIP Freedom 2015 Portfolio	13,764	3,491
VIP Freedom 2020 Portfolio	111,582	158,671
VIP Freedom 2025 Portfolio	353,806	130,924
VIP Freedom 2030 Portfolio	206,781	192,905
VIP Freedom Income Portfolio	25,599	13,086
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	$210,758	$219,513
VIP FundsManager 50% Portfolio	404,120	160,968
VIP FundsManager 70% Portfolio	276,583	650,611
VIP FundsManager 85% Portfolio	108,586	202,730
Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund	$136,364	$325,128
Small – Mid Cap Growth VIP Fund	608,952	456,941
Small Cap Value VIP Fund	677,673	400,959
Goldman Sachs Variable Insurance Trust – Institutional Class
Mid Cap Value Fund	$623,891	$557,607
Small Cap Equity Insights Fund	191,476	97,925
Strategic Growth Fund	956,521	718,769

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

4. Purchases and Sales of Investments

	Purchases	Sales
Janus Henderson
VIT Balanced Portfolio (Service Shares)	$508,687	$820,858
VIT Enterprise Portfolio (Service Shares)	130,459	107,926
VIT Forty Portfolio (Institutional Shares)	2,805,665	2,514,588
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged)	$212,529	$247,677
VIT Low Duration Portfolio	402,774	620,827
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account II	$55,063	$76,085
Equity Income Account II	150,301	568,141
MidCap Account II	527,819	726,016
SmallCap Account II	69,995	134,289
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	$2,508,372	$2,521,911
SAM Conservative Balanced Portfolio	626,262	1,580,092
SAM Conservative Growth Portfolio	1,150,649	1,616,542
SAM Flexible Income Portfolio	944,036	642,408
SAM Strategic Growth Portfolio	700,456	2,211,544

	$27,467,244	$31,520,480

The remainder of this page is intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccount
Sustainable U.S. Equity Portfolio	2021	10,848	604	(562)	10,891	$32.10
	2020	11,866	232	(1,250)	10,848	25.63
BNY Mellon Variable Investment Fund – Service Class Shares subaccounts
Opportunistic Small Cap Portfolio	2021	43,234	2,238	(3,394)	42,079	$26.94
	2020	45,560	2,541	(4,867)	43,234	23.46
Quality Bond Portfolio	2021	—	—	—	—	15.72
	2020	18,324	317	(18,641)	—	15.90
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2021	2,238	17	(1)	2,255	33.94
	2020	2,215	23	—	2,238	29.84
DWS Variable Series I – Class A Shares subaccounts
DWS Bond VIP	2021	94,027	4,442	(98,469)	0	$18.07
	2020	96,616	7,247	(9,836)	94,027	18.32
DWS Core Equity VIP	2021	64,085	419	(7,743)	56,761	36.42
	2020	70,804	719	(7,438)	64,085	29.40
DWS CROCI International VIP	2021	260,595	25,925	(23,701)	262,819	8.88
	2020	289,692	12,261	(41,358)	260,595	8.22
DWS Global Small Cap VIP	2021	67,242	1,508	(9,754)	58,996	31.87
	2020	76,890	5,089	(14,737)	67,242	28.04
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2021	123,082	2,428	(14,171)	111,340	$42.53
	2020	127,342	10,167	(14,427)	123,082	33.96
DWS Government & Agency Securities VIP	2021	—	—	—	—	18.34
	2020	40,149	248	(40,397)	—	18.34
DWS Government Money Market VIP	2021	116,890	173,753	(21,733)	268,909	10.60
	2020	26,070	107,064	(16,244)	116,890	10.72
DWS High Income VIP	2021	55,178	3,851	(5,463)	53,567	27.26
	2020	64,748	2,311	(11,881)	55,178	26.51
DWS Small Mid Cap Growth VIP	2021	15,824	143	(2,868)	13,099	13.45
	2020	17,103	73	(1,352)	15,824	11.95
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2021	143,248	8,020	(16,997)	134,271	$48.34
	2020	180,509	4,398	(41,659)	143,248	39.72
VIP Index 500 Portfolio	2021	143,242	2,974	(20,229)	125,987	43.39
	2020	159,922	5,518	(22,198)	143,242	34.17
VIP Mid Cap Portfolio	2021	65,630	559	(6,501)	59,688	66.10
	2020	80,800	4,612	(19,782)	65,630	53.27

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2005 Portfolio	2021	—	—	—	—	$17.33
	2020	—	—	—	—	16.89
VIP Freedom 2010 Portfolio	2021	1,307	—	(0)	1,307	19.60
	2020	1,461	—	(154)	1,307	18.78
VIP Freedom 2015 Portfolio	2021	10,441	—	(1)	10,440	20.89
	2020	10,441	—	(0)	10,441	19.68
VIP Freedom 2020 Portfolio	2021	49,771	434	(3,148)	47,056	21.99
	2020	54,766	240	(5,235)	49,771	20.36
VIP Freedom 2025 Portfolio	2021	10,528	12,032	(15)	22,545	23.85
	2020	10,341	4,618	(4,431)	10,528	21.82
VIP Freedom 2030 Portfolio	2021	37,034	4,786	(373)	41,446	24.89
	2020	34,367	3,023	(356)	37,034	22.47
VIP Freedom Income Portfolio	2021	11,590	847	(468)	11,969	15.68
	2020	9,486	2,423	(319)	11,590	15.39
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2021	11,141	9,069	(9,523)	10,687	$14.91
	2020	11,134	189	(182)	11,141	14.56
VIP FundsManager 50% Portfolio	2021	31,570	16,286	(2,243)	45,613	20.76
	2020	38,181	1,072	(7,683)	31,570	19.11
VIP FundsManager 70% Portfolio	2021	49,339	8,936	(16,035)	42,240	24.46
	2020	62,924	5,960	(19,545)	49,339	21.62
VIP FundsManager 85% Portfolio	2021	11,632	63	(6,091)	5,604	27.29
	2020	13,235	114	(1,717)	11,632	23.46
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2021	48,766	1,355	(8,786)	41,335	$26.04
	2020	52,508	645	(4,387)	48,766	27.95
Small – Mid Cap Growth VIP Fund	2021	42,046	2,256	(5,520)	38,783	44.58
	2020	48,913	381	(7,248)	42,046	40.99
Small Cap Value VIP Fund	2021	71,277	13,790	(5,957)	79,110	36.25
	2020	72,653	3,850	(5,226)	71,277	29.25
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2021	38,186	390	(3,005)	35,571	$59.29
	2020	42,023	1,382	(5,219)	38,186	45.79
Small Cap Equity Insights Fund	2021	12,012	311	(746)	11,577	43.64
	2020	12,908	378	(1,274)	12,012	35.66
Strategic Growth Fund	2021	83,655	1,046	(6,501)	78,200	47.50
	2020	94,527	601	(11,473)	83,655	39.41

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2021	89,175	4,599	(4,112)	89,662	$39.89
	2020	110,590	1,935	(23,350)	89,175	34.51
VIT Enterprise Portfolio (Service Shares)	2021	15,801	202	(773)	15,229	52.98
	2020	16,534	436	(1,169)	15,801	45.98
VIT Forty Portfolio (Institutional Shares)	2021	282,052	4,782	(26,545)	260,289	44.28
	2020	320,189	4,601	(42,738)	282,052	36.44
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2021	44,109	2,597	(3,429)	43,277	$23.32
	2020	50,037	2,780	(8,708)	44,109	24.06
VIT Low Duration Portfolio	2021	62,357	9,064	(4,361)	67,060	15.80
	2020	75,402	5,548	(18,593)	62,357	16.13
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2021	7,894	68	(861)	7,101	$50.24
	2020	11,453	32	(3,591)	7,894	39.86
Equity Income Account II	2021	64,771	141	(5,123)	59,789	48.94
	2020	91,659	1,800	(28,688)	64,771	40.52
MidCap Account II	2021	13,752	793	(1,844)	12,700	263.38
	2020	19,697	906	(6,851)	13,752	212.80
SmallCap Account II	2021	68,564	485	(3,748)	65,301	18.56
	2020	93,798	902	(26,136)	68,564	15.66
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2021	376,302	27,880	(28,299)	375,883	$34.78
	2020	416,817	50,306	(90,821)	376,302	31.02
SAM Conservative Balanced Portfolio	2021	101,089	7,811	(17,671)	91,230	28.21
	2020	116,702	626	(16,239)	101,089	26.06
SAM Conservative Growth Portfolio	2021	248,169	7,134	(20,232)	235,070	40.90
	2020	309,321	7,971	(69,123)	248,169	35.23
SAM Flexible Income Portfolio	2021	155,169	5,803	(18,952)	142,020	24.22
	2020	190,550	6,710	(42,091)	155,169	22.98
SAM Strategic Growth Portfolio	2021	204,722	2,101	(30,639)	176,184	45.33
	2020	243,905	3,828	(43,011)	204,722	38.35
The remainder of this page intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccount
Sustainable U.S. Equity Portfolio	2021	739	33	(20)	752	$30.50
	2020	839	27	(127)	739	24.41
BNY Mellon Variable Investment Fund – Service Class Shares subaccounts
Opportunistic Small Cap Portfolio	2021	28,040	922	(3,582)	25,380	$25.60
	2020	28,661	1,952	(2,573)	28,040	22.35
Quality Bond Portfolio	2021	—	—	—	—	14.94
	2020	13,332	183	(13,515)	—	15.15
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2021	2,662	2	(90)	2,574	$32.25
	2020	2,659	10	(7)	2,662	28.43
DWS Variable Series I – Class A Shares subaccounts
DWS Bond VIP	2021	60,850	4,697	(65,547)	0	$17.12
	2020	103,545	4,177	(46,872)	60,850	17.40
DWS Core Equity VIP	2021	13,461	161	(1,843)	11,779	34.51
	2020	15,064	227	(1,830)	13,461	27.93
DWS CROCI International VIP	2021	112,642	8,774	(13,990)	107,426	8.41
	2020	110,021	9,782	(7,161)	112,642	7.81
DWS Global Small Cap VIP	2021	41,007	2,827	(5,575)	38,259	30.28
	2020	42,005	3,013	(4,011)	41,007	26.71
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2021	66,849	2,811	(7,125)	62,535	$40.31
	2020	63,612	8,994	(5,757)	66,849	32.26
DWS Government & Agency Securities VIP	2021	—	—	—	—	17.46
	2020	45,999	229	(46,228)	—	17.46
DWS Government Money Market VIP	2021	164,743	164,265	(76,101)	252,907	10.04
	2020	28,008	157,144	(20,409)	164,743	10.18
DWS High Income VIP	2021	44,559	2,747	(3,077)	44,229	25.84
	2020	54,059	1,905	(11,405)	44,559	25.19
DWS Small Mid Cap Growth VIP	2021	3,007	271	(146)	3,132	12.74
	2020	3,367	158	(518)	3,007	11.35
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2021	112,666	6,813	(12,536)	106,943	$45.93
	2020	112,313	9,400	(9,047)	112,666	37.84
VIP Index 500 Portfolio	2021	173,891	6,446	(23,005)	157,332	41.23
	2020	183,168	8,144	(17,421)	173,891	32.55
VIP Mid Cap Portfolio	2021	33,541	2,555	(4,184)	31,912	62.81
	2020	40,262	1,738	(8,459)	33,541	50.75

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2005 Portfolio	2021	—	—	—	—	$16.77
	2020	—	—	—	—	16.38
VIP Freedom 2010 Portfolio	2021	12,758	—	(617)	12,141	18.97
	2020	13,402	—	(644)	12,758	18.21
VIP Freedom 2015 Portfolio	2021	2,035	60	(28)	2,067	20.21
	2020	6,417	69	(4,451)	2,035	19.08
VIP Freedom 2020 Portfolio	2021	32,239	—	(2,327)	29,912	21.28
	2020	32,253	6	(20)	32,239	19.74
VIP Freedom 2025 Portfolio	2021	47,528	422	(5,247)	42,703	23.07
	2020	47,760	751	(983)	47,528	21.16
VIP Freedom 2030 Portfolio	2021	35,098	424	(7,377)	28,145	24.08
	2020	40,339	1,243	(6,484)	35,098	21.79
VIP Freedom Income Portfolio	2021	8,439	244	(145)	8,538	15.17
	2020	8,679	98	(338)	8,439	14.93
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2021	4,198	5,299	(5,199)	4,298	$14.42
	2020	4,240	81	(123)	4,198	14.13
VIP FundsManager 50% Portfolio	2021	28,658	1,936	(5,382)	25,212	20.08
	2020	16,814	12,904	(1,060)	28,658	18.54
VIP FundsManager 70% Portfolio	2021	30,524	1,629	(11,643)	20,510	23.67
	2020	29,285	11,715	(10,476)	30,524	20.97
VIP FundsManager 85% Portfolio	2021	120,884	96	(2)	120,978	26.40
	2020	135,823	125	(15,064)	120,884	22.76
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2021	15,422	2,150	(1,974)	15,598	$24.68
	2020	19,179	645	(4,402)	15,422	26.55
Small – Mid Cap Growth VIP Fund	2021	33,001	2,626	(3,311)	32,316	42.36
	2020	47,225	1,123	(15,347)	33,001	39.04
Small Cap Value VIP Fund	2021	35,143	1,312	(3,381)	33,074	34.79
	2020	37,508	2,091	(4,456)	35,143	28.14
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2021	21,625	805	(3,625)	18,805	$56.34
	2020	21,290	1,338	(1,003)	21,625	43.62
Small Cap Equity Insights Fund	2021	6,828	94	(1,468)	5,454	41.47
	2020	7,185	449	(806)	6,828	33.97
Strategic Growth Fund	2021	44,766	1,583	(4,355)	41,994	45.14
	2020	49,106	119	(4,459)	44,766	37.54

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2021	76,595	1,651	(4,766)	73,480	$37.91
	2020	109,033	1,686	(34,124)	76,595	32.88
VIT Enterprise Portfolio (Service Shares)	2021	6,741	63	(501)	6,303	50.34
	2020	6,715	173	(147)	6,741	43.80
VIT Forty Portfolio (Institutional Shares)	2021	109,657	2,644	(15,404)	96,897	41.96
	2020	125,162	1,355	(16,860)	109,657	34.62
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2021	34,307	2,999	(3,642)	33,664	$22.10
	2020	36,336	2,986	(5,015)	34,307	22.86
VIT Low Duration Portfolio	2021	65,233	7,033	(19,541)	52,725	14.97
	2020	71,099	9,498	(15,364)	65,233	15.33
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2021	7,554	47	(633)	6,968	$48.21
	2020	7,781	54	(281)	7,554	38.34
Equity Income Account II	2021	55,789	829	(5,464)	51,154	46.50
	2020	58,257	992	(3,460)	55,789	38.60
MidCap Account II	2021	4,217	200	(761)	3,656	250.27
	2020	4,427	87	(297)	4,217	202.70
SmallCap Account II	2021	14,026	255	(1,098)	13,183	18.25
	2020	15,078	710	(1,762)	14,026	15.44
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2021	410,484	21,476	(39,271)	392,689	$33.16
	2020	458,127	5,115	(52,758)	410,484	29.65
SAM Conservative Balanced Portfolio	2021	100,640	11,453	(40,329)	71,764	26.89
	2020	108,153	3,613	(11,126)	100,640	24.91
SAM Conservative Growth Portfolio	2021	324,052	6,034	(3,980)	326,106	38.99
	2020	377,980	9,842	(63,770)	324,052	33.67
SAM Flexible Income Portfolio	2021	41,242	6,159	(6,236)	41,165	23.09
	2020	87,082	967	(46,807)	41,242	21.96
SAM Strategic Growth Portfolio	2021	190,476	1,549	(13,417)	178,608	43.21
	2020	263,913	4,879	(78,316)	190,476	36.66

The remainder of this page intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccounts
Sustainable U.S. Equity Portfolio	2021	206	—	(206)	(0)	$30.50
	2020	209	—	(3)	206	24.41
BNY Mellon Variable Investment Fund – Service Class Shares subaccounts
Opportunistic Small Cap Portfolio	2021	14,496	664	(2,388)	12,772	$25.60
	2020	14,598	667	(769)	14,496	22.35
Quality Bond Portfolio	2021	—	—	—	—	14.94
	2020	5,518	82	(5,600)	—	15.15
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2021	2,462	—	(142)	2,320	$32.25
	2020	3,411	1	(950)	2,462	28.43
DWS Variable Series I – Class A Shares subaccounts
DWS Bond VIP	2021	14,849	1,006	(15,855)	0	$17.12
	2020	26,275	656	(12,082)	14,849	17.40
DWS Core Equity VIP	2021	28,938	259	(4,184)	25,013	34.51
	2020	34,240	293	(5,595)	28,938	27.93
DWS CROCI International VIP	2021	49,479	5,823	(8,325)	46,977	8.41
	2020	56,866	4,412	(11,799)	49,479	7.81
DWS Global Small Cap VIP	2021	10,258	496	(1,090)	9,664	30.28
	2020	10,607	400	(749)	10,258	26.71
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2021	33,992	2,158	(5,817)	30,333	$40.31
	2020	32,102	4,101	(2,211)	33,992	32.26
DWS Government & Agency Securities VIP	2021	—	—	—	—	17.46
	2020	16,944	225	(17,169)	—	17.46
DWS Government Money Market VIP	2021	41,238	28,396	(9,570)	60,064	10.04
	2020	7,319	38,781	(4,862)	41,238	10.18
DWS High Income VIP	2021	5,315	945	(1,486)	4,774	25.84
	2020	7,341	341	(2,367)	5,315	25.19
DWS Small Mid Cap Growth VIP	2021	8,856	575	(1,137)	8,294	12.74
	2020	8,963	128	(235)	8,856	11.35
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2021	21,410	2,483	(2,300)	21,593	$45.93
	2020	24,847	34	(3,471)	21,410	37.84
VIP Index 500 Portfolio	2021	20,592	906	(1,903)	19,595	41.23
	2020	21,207	561	(1,176)	20,592	32.55
VIP Mid Cap Portfolio	2021	15,249	3,863	(2,487)	16,625	62.81
	2020	15,412	120	(283)	15,249	50.75

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2005 Portfolio	2021	—	—	—	—	$16.77
	2020	—	—	—	—	16.38
VIP Freedom 2010 Portfolio	2021	—	—	—	—	18.97
	2020	—	—	—	—	18.21
VIP Freedom 2015 Portfolio	2021	—	—	—	—	20.21
	2020	—	—	—	—	19.08
VIP Freedom 2020 Portfolio	2021	—	—	—	—	21.28
	2020	—	—	—	—	19.74
VIP Freedom 2025 Portfolio	2021	4,096	107	—	4,204	23.07
	2020	3,967	129	—	4,096	21.16
VIP Freedom 2030 Portfolio	2021	—	—	—	—	24.08
	2020	3,138	365	(3,503)	—	21.79
VIP Freedom Income Portfolio	2021	—	—	—	—	15.17
	2020	—	—	—	—	14.93
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2021	12,389	—	—	12,389	$14.42
	2020	12,389	—	—	12,389	14.13
VIP FundsManager 50% Portfolio	2021	—	—	—	—	20.08
	2020	975	—	(975)	—	18.54
VIP FundsManager 70% Portfolio	2021	—	—	—	—	23.67
	2020	—	—	—	—	20.97
VIP FundsManager 85% Portfolio	2021	—	—	—	—	26.40
	2020	—	—	—	—	22.76
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2021	1,412	23	(10)	1,425	$24.68
	2020	1,416	5	(9)	1,412	26.55
Small – Mid Cap Growth VIP Fund	2021	4,173	208	(433)	3,948	42.36
	2020	4,699	13	(539)	4,173	39.04
Small Cap Value VIP Fund	2021	2,577	111	(39)	2,649	34.79
	2020	2,545	48	(16)	2,577	28.14
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2021	10,693	380	(1,880)	9,193	$56.34
	2020	11,003	462	(772)	10,693	43.62
Small Cap Equity Insights Fund	2021	517	247	—	764	41.47
	2020	519	—	(2)	517	33.97
Strategic Growth Fund	2021	18,673	806	(1,904)	17,575	45.14
	2020	20,872	39	(2,238)	18,673	37.54

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2021	13,106	5,647	(12,165)	6,588	$37.91
	2020	14,933	157	(1,984)	13,106	32.88
VIT Enterprise Portfolio (Service Shares)	2021	1,503	17	(22)	1,498	50.34
	2020	1,895	25	(417)	1,503	43.80
VIT Forty Portfolio (Institutional Shares)	2021	80,476	1,767	(8,659)	73,584	41.96
	2020	96,052	130	(15,706)	80,476	34.62
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2021	11,473	1,219	(1,952)	10,740	$22.10
	2020	11,370	524	(421)	11,473	22.86
VIT Low Duration Portfolio	2021	24,425	6,724	(12,645)	18,504	14.97
	2020	23,109	3,011	(1,695)	24,425	15.33
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2021	2,072	—	—	2,072	$48.21
	2020	2,071	1	—	2,072	38.34
Equity Income Account II	2021	2,948	—	(218)	2,730	46.50
	2020	3,349	—	(401)	2,948	38.60
MidCap Account II	2021	2,065	25	(146)	1,944	250.27
	2020	2,188	12	(135)	2,065	202.70
SmallCap Account II	2021	5,754	362	(910)	5,206	18.25
	2020	5,861	292	(399)	5,754	15.44
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2021	37,533	38	(23)	37,548	$33.16
	2020	40,659	44	(3,170)	37,533	29.65
SAM Conservative Balanced Portfolio	2021	2,108	—	(2)	2,106	26.89
	2020	2,111	—	(3)	2,108	24.91
SAM Conservative Growth Portfolio	2021	37,915	175	(4,805)	33,285	38.99
	2020	38,763	223	(1,071)	37,915	33.67
SAM Flexible Income Portfolio	2021	943	—	(2)	941	23.09
	2020	945	—	(2)	943	21.96
SAM Strategic Growth Portfolio	2021	24,772	1,503	(4,553)	21,722	43.21
	2020	30,543	1,998	(7,769)	24,772	36.66

The remainder of this page intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum
	Death Benefit and Retirement Income Benefit Unit Activity During
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccounts
Sustainable U.S. Equity Portfolio	2021	—	—	—	—	$28.98
	2020	—	—	—	—	23.26
BNY Mellon Variable Investment Fund – Service Class Shares subaccounts
Opportunistic Small Cap Portfolio	2021	7,861	582	(1,969)	6,474	$24.33
	2020	8,969	1,133	(2,241)	7,861	21.29
Quality Bond Portfolio	2021	—	—	—	—	14.20
	2020	5,774	111	(5,885)	—	14.43
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2021	14	—	(1)	13	$30.65
	2020	17	—	(3)	14	27.08
DWS Variable Series I – Class A Shares subaccounts
DWS Bond VIP	2021	11,047	2,348	(13,396)	(1)	$16.23
	2020	13,209	2,626	(4,788)	11,047	16.53
DWS Core Equity VIP	2021	33,259	1,527	(2,599)	32,187	32.71
	2020	36,596	1,761	(5,098)	33,259	26.53
DWS CROCI International VIP	2021	43,777	29,933	(28,036)	45,674	7.97
	2020	46,369	7,288	(9,880)	43,777	7.42
DWS Global Small Cap VIP	2021	7,569	473	(1,742)	6,300	28.77
	2020	8,540	922	(1,893)	7,569	25.45
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2021	31,241	2,187	(5,649)	27,779	$38.20
	2020	32,058	6,210	(7,027)	31,241	30.65
DWS Government & Agency Securities VIP	2021	—	—	—	—	16.62
	2020	14,087	263	(14,350)	—	16.62
DWS Government Money Market VIP	2021	29,504	22,604	(6,510)	45,598	9.52
	2020	2,447	37,540	(10,483)	29,504	9.67
DWS High Income VIP	2021	6,497	640	(1,311)	5,826	24.49
	2020	7,098	543	(1,144)	6,497	23.93
DWS Small Mid Cap Growth VIP	2021	4,863	109	(126)	4,846	12.08
	2020	5,058	126	(321)	4,863	10.78
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2021	18,970	767	(3,293)	16,444	$43.65
	2020	22,888	844	(4,762)	18,970	36.05
VIP Index 500 Portfolio	2021	16,530	639	(2,810)	14,359	39.18
	2020	19,205	1,120	(3,795)	16,530	31.01
VIP Mid Cap Portfolio	2021	7,460	133	(635)	6,958	59.69
	2020	7,996	339	(875)	7,460	48.35

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum
	Death Benefit and Retirement Income Benefit Unit Activity During
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2005 Portfolio	2021	—	—	—	—	$16.23
	2020	—	—	—	—	15.89
VIP Freedom 2010 Portfolio	2021	—	—	—	—	18.36
	2020	—	—	—	—	17.67
VIP Freedom 2015 Portfolio	2021	—	—	—	—	19.56
	2020	—	—	—	—	18.51
VIP Freedom 2020 Portfolio	2021	1,285	—	(1,285)	0	20.59
	2020	2,022	—	(737)	1,285	19.15
VIP Freedom 2025 Portfolio	2021	—	—	—	—	22.33
	2020	—	—	—	—	20.53
VIP Freedom 2030 Portfolio	2021	—	—	—	—	23.31
	2020	—	—	—	—	21.14
VIP Freedom Income Portfolio	2021	—	—	—	—	14.68
	2020	—	—	—	—	14.49
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2021	—	—	—	—	$13.96
	2020	—	—	—	—	13.70
VIP FundsManager 50% Portfolio	2021	448	—	(2)	446	19.44
	2020	450	—	(2)	448	17.98
VIP FundsManager 70% Portfolio	2021	—	—	—	—	22.90
	2020	—	—	—	—	20.34
VIP FundsManager 85% Portfolio	2021	—	—	—	—	25.55
	2020	—	—	—	—	22.08
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2021	579	—	(65)	514	$23.39
	2020	557	23	(1)	579	25.22
Small – Mid Cap Growth VIP Fund	2021	3,805	249	(853)	3,201	40.25
	2020	4,813	328	(1,336)	3,805	37.19
Small Cap Value VIP Fund	2021	648	681	(1,329)	(0)	33.39
	2020	31	697	(80)	648	27.07
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2021	7,651	307	(1,721)	6,237	$53.54
	2020	8,846	967	(2,162)	7,651	41.56
Small Cap Equity Insights Fund	2021	61	—	(61)	(0)	39.41
	2020	61	—	(0)	61	32.36
Strategic Growth Fund	2021	12,599	710	(2,879)	10,430	42.89
	2020	15,931	808	(4,140)	12,599	35.76

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit and Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2021	3,021	1	—	3,022	$36.02
	2020	3,020	1	—	3,021	31.32
VIT Enterprise Portfolio (Service Shares)	2021	2,676	32	(688)	2,020	47.84
	2020	3,428	205	(957)	2,676	41.73
VIT Forty Portfolio (Institutional Shares)	2021	64,626	2,428	(7,143)	59,911	39.77
	2020	76,509	2,284	(14,167)	64,626	32.89
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2021	5,167	879	(1,359)	4,687	$20.95
	2020	5,968	948	(1,749)	5,167	21.72
VIT Low Duration Portfolio	2021	14,756	3,733	(3,326)	15,163	14.19
	2020	16,573	3,233	(5,050)	14,756	14.56
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2021	6,044	144	(44)	6,144	$46.27
	2020	5,852	192	—	6,044	36.89
Equity Income Account II	2021	12,521	208	(414)	12,315	44.19
	2020	12,879	430	(788)	12,521	36.77
MidCap Account II	2021	597	17	(162)	452	237.84
	2020	737	54	(194)	597	193.11
SmallCap Account II	2021	4,895	144	(807)	4,232	17.95
	2020	5,545	554	(1,204)	4,895	15.23
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2021	22,076	823	(3,491)	19,408	$31.61
	2020	29,045	60	(7,029)	22,076	28.34
SAM Conservative Balanced Portfolio	2021	1,606	—	(604)	1,002	25.64
	2020	1,681	—	(75)	1,606	23.81
SAM Conservative Growth Portfolio	2021	20,518	—	(7,538)	12,980	37.18
	2020	21,323	62	(867)	20,518	32.18
SAM Flexible Income Portfolio	2021	4,179	23,306	—	27,485	22.02
	2020	4,179	—	(0)	4,179	20.99
SAM Strategic Growth Portfolio	2021	19,427	625	(1,245)	18,807	41.20
	2020	19,982	20	(575)	19,427	35.04

The remainder of this page intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

6. Financial Highlights

The Company sells variable annuity products, which have unique combinations of features and fees that are charged against the contractholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contractholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio
2021	11,643	$30.50	to	$32.10	$372,484	0.60%	1.15%	to	1.40%	24.93%	to	25.24%
2020	11,794	24.41	to	25.63	301,092	0.89%	1.15%	to	1.40%	22.14%	to	22.44%
2019	12,914	19.99	to	20.93	269,245	1.23%	1.15%	to	1.40%	32.16%	to	32.49%
2018	12,710	15.12	to	15.80	199,951	1.51%	1.15%	to	1.40%	(5.96%)	to	(5.73%)
2017	13,109	15.43	to	16.76	218,489	0.91%	1.15%	to	1.65%	13.18%	to	13.74%
BNY Mellon Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio
2021	86,704	$24.33	to	$26.94	$2,267,682	0.00%	1.15%	to	1.65%	14.28%	to	14.84%
2020	93,631	21.29	to	23.46	2,131,989	0.42%	1.15%	to	1.65%	17.63%	to	18.21%
2019	97,788	18.10	to	19.84	1,886,113	0.00%	1.15%	to	1.65%	19.52%	to	20.11%
2018	105,234	15.14	to	16.52	1,694,207	0.00%	1.15%	to	1.65%	(20.61%)	to	(20.21%)
2017	122,347	19.07	to	20.71	2,468,483	0.00%	1.15%	to	1.65%	22.36%	to	22.96%
Quality Bond Portfolio
2021	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020(2)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019	42,948	14.56	to	15.96	663,970	1.69%	1.15%	to	1.65%	6.16%	to	6.68%
2018	47,507	13.72	to	14.96	687,854	2.51%	1.15%	to	1.65%	(4.31%)	to	(3.84%)
2017	51,810	14.33	to	15.56	781,239	1.87%	1.15%	to	1.65%	2.56%	to	3.07%
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio
2021	7,162	$30.65	to	$33.94	$234,764	0.20%	1.15%	to	1.65%	13.16%	to	13.72%
2020	7,376	27.08	to	29.84	212,841	0.43%	1.15%	to	1.65%	10.42%	to	10.97%
2019	8,302	24.53	to	26.89	215,927	0.46%	1.15%	to	1.65%	29.23%	to	29.87%
2018	9,888	18.98	to	20.71	197,994	0.58%	1.15%	to	1.65%	(5.99%)	to	(5.52%)
2017	13,689	20.19	to	21.92	289,906	0.69%	1.15%	to	1.65%	9.85%	to	10.39%
DWS Variable Series I – Class A Shares
DWS Bond VIP
2021(4)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020	180,773	16.53	to	18.32	3,222,604	2.86%	1.15%	to	1.65%	7.30%	to	7.83%
2019	239,645	15.41	to	16.99	3,945,387	3.12%	1.15%	to	1.65%	8.83%	to	9.37%
2018	269,694	14.16	to	15.53	4,067,259	4.54%	1.15%	to	1.65%	(4.24%)	to	(3.77%)
2017	293,795	14.79	to	16.14	4,611,522	2.44%	1.15%	to	1.65%	4.12%	to	4.63%
DWS Core Equity VIP
2021	125,740	$32.71	to	$36.42	$4,389,266	0.78%	1.15%	to	1.65%	23.27%	to	23.88%
2020	139,743	26.53	to	29.40	3,950,302	1.41%	1.15%	to	1.65%	14.24%	to	14.81%
2019	156,704	23.22	to	25.60	3,865,053	1.09%	1.15%	to	1.65%	28.19%	to	28.82%
2018	164,525	18.12	to	19.88	3,158,104	1.77%	1.15%	to	1.65%	(7.23%)	to	(6.76%)
2017	175,789	19.53	to	21.32	3,629,764	1.20%	1.15%	to	1.65%	19.06%	to	19.65%
DWS CROCI International VIP
2021	462,895	$7.97	to	$8.88	$3,996,988	2.39%	1.15%	to	1.65%	7.46%	to	8.00%
2020	466,492	7.42	to	8.22	3,733,621	3.46%	1.15%	to	1.65%	0.94%	to	1.44%
2019	502,948	7.35	to	8.10	3,976,972	3.01%	1.15%	to	1.65%	19.80%	to	20.39%
2018	566,723	6.14	to	6.73	3,728,783	1.06%	1.15%	to	1.65%	(15.79%)	to	(15.37%)
2017	595,043	7.29	to	7.96	4,629,849	6.93%	1.15%	to	1.65%	19.99%	to	20.58%
DWS Global Small Cap VIP
2021	113,219	$28.77	to	$31.87	$3,512,208	0.36%	1.15%	to	1.65%	13.08%	to	13.63%
2020	126,076	25.45	to	28.04	3,447,541	0.80%	1.15%	to	1.65%	15.45%	to	16.02%
2019	138,042	22.04	to	24.17	3,260,936	0.00%	1.15%	to	1.65%	19.32%	to	19.91%
2018	152,770	18.47	to	20.16	3,011,476	0.28%	1.15%	to	1.65%	(21.81%)	to	(21.42%)
2017	166,012	23.62	to	25.65	4,170,024	0.00%	1.15%	to	1.65%	18.08%	to	18.66%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

6. Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
DWS Variable Series II – Class A Shares
DWS CROCI U.S. VIP
2021	231,987	$38.20	to	$42.53	$9,539,678	1.94%	1.15%	to	1.65%	24.63%	to	25.25%
2020	255,165	30.65	to	33.96	8,390,365	2.37%	1.15%	to	1.65%	(13.59%)	to	(13.16%)
2019	255,114	35.47	to	39.11	9,681,145	1.92%	1.15%	to	1.65%	30.80%	to	31.44%
2018	293,246	27.12	to	29.75	8,484,057	2.53%	1.15%	to	1.65%	(11.96%)	to	(11.52%)
2017	326,128	30.80	to	33.63	10,682,847	1.50%	1.15%	to	1.65%	20.89%	to	21.49%
DWS Government & Agency Securities VIP
2021	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020(5)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019	117,179	16.58	to	18.28	2,062,867	2.73%	1.15%	to	1.65%	4.70%	to	5.22%
2018	129,893	15.83	to	17.37	2,178,461	2.73%	1.15%	to	1.65%	(1.10%)	to	(0.60%)
2017	147,159	16.01	to	17.48	2,486,971	2.58%	1.15%	to	1.65%	0.03%	to	0.52%
DWS Government Money Market VIP
2021	627,478	$9.52	to	$10.60	$6,427,440	0.01%	1.15%	to	1.65%	(1.61%)	to	(1.13%)
2020	352,374	9.67	to	10.72	3,635,775	0.09%	1.15%	to	1.65%	(1.40%)	to	(0.91%)
2019	63,844	9.81	to	10.82	669,952	1.77%	1.15%	to	1.65%	0.12%	to	0.61%
2018	64,965	9.80	to	10.75	678,088	1.36%	1.15%	to	1.65%	(0.26%)	to	0.23%
2017	78,435	9.83	to	10.73	820,207	0.42%	1.15%	to	1.65%	(1.17%)	to	(0.69%)
DWS High Income VIP
2021	108,396	$24.49	to	$27.26	$2,869,060	4.59%	1.15%	to	1.65%	2.32%	to	2.82%
2020	111,550	23.93	to	26.51	2,874,785	5.48%	1.15%	to	1.65%	4.51%	to	5.03%
2019	133,246	22.90	to	25.25	3,273,382	5.73%	1.15%	to	1.65%	13.81%	to	14.37%
2018	147,564	20.12	to	22.07	3,170,486	8.08%	1.15%	to	1.65%	(4.11%)	to	(3.63%)
2017	162,878	20.98	to	22.90	3,636,822	5.79%	1.15%	to	1.65%	5.77%	to	6.29%
DWS Small Mid Cap Growth VIP
2021	29,370	$12.08	to	$13.45	$380,284	0.04%	1.15%	to	1.65%	11.99%	to	12.55%
2020	32,549	10.78	to	11.95	376,171	0.05%	1.15%	to	1.65%	28.06%	to	28.70%
2019	34,491	8.42	to	9.28	310,430	0.00%	1.15%	to	1.65%	20.43%	to	21.02%
2018	36,735	6.99	to	7.67	273,796	0.00%	1.15%	to	1.65%	(15.00%)	to	(14.58%)
2017	39,879	8.23	to	8.98	349,331	0.10%	1.15%	to	1.65%	20.14%	to	20.73%
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
VIP Growth Portfolio
2021	279,252	$43.65	to	$48.34	$13,112,079	0.00%	1.15%	to	1.65%	21.08%	to	21.68%
2020	296,295	36.05	to	39.72	11,447,768	0.06%	1.15%	to	1.65%	41.41%	to	42.11%
2019	340,557	25.49	to	27.95	9,290,424	0.16%	1.15%	to	1.65%	32.01%	to	32.66%
2018	383,763	19.31	to	21.07	7,903,633	0.14%	1.15%	to	1.65%	(1.90%)	to	(1.42%)
2017	440,495	19.69	to	21.37	9,206,221	0.12%	1.15%	to	1.65%	32.82%	to	33.47%
VIP Index 500 Portfolio
2021	317,274	$39.18	to	$43.39	$13,324,110	1.14%	1.15%	to	1.65%	26.36%	to	26.99%
2020	354,256	31.01	to	34.17	11,737,215	1.63%	1.15%	to	1.65%	16.20%	to	16.78%
2019	383,502	26.68	to	29.26	10,902,231	1.85%	1.15%	to	1.65%	29.09%	to	29.72%
2018	430,066	20.67	to	22.56	9,436,251	1.72%	1.15%	to	1.65%	(6.14%)	to	(5.68%)
2017	487,931	22.03	to	23.91	11,366,584	1.72%	1.15%	to	1.65%	19.62%	to	20.21%
VIP Mid Cap Portfolio
2021	115,183	$59.69	to	$66.10	$7,409,338	0.51%	1.15%	to	1.65%	23.47%	to	24.08%
2020	121,880	48.35	to	53.27	6,332,879	0.54%	1.15%	to	1.65%	16.12%	to	16.69%
2019	144,470	41.63	to	45.65	6,448,464	0.79%	1.15%	to	1.65%	21.35%	to	21.95%
2018	155,078	34.31	to	37.44	5,681,812	0.54%	1.15%	to	1.65%	(16.03%)	to	(15.62%)
2017	171,525	40.86	to	44.36	7,454,694	0.62%	1.15%	to	1.65%	18.75%	to	19.34%
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio
2021	—	$16.23	to	$17.33	—	0.00%	1.15%	to	1.65%	0.00%	to	0.00%
2020	—	15.89	to	16.89	—	0.00%	1.15%	to	1.65%	0.00%	to	0.00%
2019	—	14.56	to	15.40	—	0.00%	1.15%	to	1.65%	0.00%	to	0.00%
2018	—	13.03	to	13.71	—	0.10%	1.15%	to	1.65%	0.00%	to	0.00%
2017	561	14.33	to	14.33	8,035	1.36%	1.15%	to	1.65%	9.48%	to	9.48%
VIP Freedom 2010 Portfolio
2021	13,448	$18.97	to	$19.60	$255,925	0.80%	1.15%	to	1.40%	4.14%	to	4.40%
2020	14,065	18.21	to	18.78	256,936	1.05%	1.15%	to	1.40%	10.69%	to	10.96%
2019	14,863	16.46	to	16.92	245,223	1.85%	1.15%	to	1.40%	14.15%	to	14.43%
2018	15,746	14.42	to	14.79	227,558	1.41%	1.15%	to	1.40%	(5.59%)	to	(5.36%)
2017	16,203	15.27	to	15.63	248,070	1.27%	1.15%	to	1.40%	11.24%	to	11.52%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

6. Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
VIP Freedom 2015 Portfolio
2021	12,507	$20.21	to	$20.89	$259,876	0.86%	1.15%	to	1.40%	5.91%	to	6.17%
2020	12,476	19.08	to	19.68	244,264	1.07%	1.15%	to	1.40%	11.99%	to	12.27%
2019	16,858	17.04	to	17.53	292,356	1.85%	1.15%	to	1.40%	16.34%	to	16.63%
2018	16,816	14.65	to	15.03	250,285	1.21%	1.15%	to	1.40%	(6.60%)	to	(6.36%)
2017	38,663	15.68	to	16.05	611,024	1.28%	1.15%	to	1.40%	13.22%	to	13.50%
VIP Freedom 2020 Portfolio
2021	76,969	$21.28	to	$21.99	$1,671,068	0.84%	1.15%	to	1.40%	7.76%	to	8.02%
2020	83,295	19.15	to	20.36	1,674,255	1.02%	1.15%	to	1.65%	12.85%	to	13.41%
2019	89,041	16.97	to	17.95	1,580,061	1.86%	1.15%	to	1.65%	17.93%	to	18.52%
2018	89,997	14.39	to	15.14	1,345,382	1.25%	1.15%	to	1.65%	(7.61%)	to	(7.15%)
2017	96,160	15.58	to	16.31	1,548,567	1.25%	1.15%	to	1.65%	14.38%	to	14.94%
VIP Freedom 2025 Portfolio
2021	69,452	$23.07	to	$23.85	$1,619,969	0.97%	1.15%	to	1.40%	9.02%	to	9.29%
2020	62,152	21.16	to	21.82	1,322,312	1.02%	1.15%	to	1.40%	14.08%	to	14.36%
2019	62,068	18.55	to	19.08	1,157,039	1.77%	1.15%	to	1.40%	19.84%	to	20.13%
2018	65,958	15.48	to	15.88	1,025,397	0.96%	1.15%	to	1.40%	(8.07%)	to	(7.84%)
2017	88,275	16.84	to	17.23	1,491,097	1.41%	1.15%	to	1.40%	15.95%	to	16.23%
VIP Freedom 2030 Portfolio
2021	69,591	$24.08	to	$24.89	$1,709,522	0.88%	1.15%	to	1.40%	10.52%	to	10.80%
2020	72,131	21.79	to	22.47	1,596,817	0.94%	1.15%	to	1.40%	15.03%	to	15.31%
2019	77,844	18.94	to	19.48	1,493,188	1.84%	1.15%	to	1.40%	22.40%	to	22.70%
2018	71,168	15.48	to	15.88	1,115,165	1.12%	1.15%	to	1.40%	(9.33%)	to	(9.11%)
2017	73,678	17.07	to	17.47	1,271,293	1.17%	1.15%	to	1.40%	19.03%	to	19.33%
VIP Freedom Income Portfolio
2021	20,507	$15.17	to	$15.68	$317,233	0.80%	1.15%	to	1.40%	1.60%	to	1.86%
2020	20,029	14.93	to	15.39	304,443	1.17%	1.15%	to	1.40%	8.76%	to	9.03%
2019	18,165	13.73	to	14.12	253,099	1.88%	1.15%	to	1.40%	10.09%	to	10.37%
2018	18,169	12.47	to	12.79	229,635	1.49%	1.15%	to	1.40%	(3.63%)	to	(3.39%)
2017	18,180	12.94	to	13.24	238,119	1.33%	1.15%	to	1.40%	6.87%	to	7.13%
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
2021	27,374	$14.42	to	$14.91	$399,946	0.83%	1.15%	to	1.40%	2.09%	to	2.34%
2020	27,728	14.13	to	14.56	396,578	0.98%	1.15%	to	1.40%	6.57%	to	6.84%
2019	27,763	13.26	to	13.63	372,201	1.55%	1.15%	to	1.40%	8.64%	to	8.91%
2018	35,756	12.20	to	12.52	439,767	1.60%	1.15%	to	1.40%	(3.19%)	to	(2.95%)
2017	41,624	12.60	to	12.90	528,842	1.10%	1.15%	to	1.40%	5.71%	to	5.97%
VIP FundsManager 50% Portfolio
2021	71,270	$19.44	to	$20.76	$1,461,827	1.08%	1.15%	to	1.65%	8.09%	to	8.63%
2020	60,675	17.98	to	19.11	1,142,480	0.97%	1.15%	to	1.65%	12.03%	to	12.59%
2019	56,420	16.05	to	16.97	948,760	1.58%	1.15%	to	1.65%	15.78%	to	16.35%
2018	55,538	13.86	to	14.59	803,066	1.11%	1.15%	to	1.65%	(6.92%)	to	(6.46%)
2017	85,932	14.89	to	15.59	1,332,604	0.99%	1.15%	to	1.65%	12.40%	to	12.95%
VIP FundsManager 70% Portfolio
2021	62,750	$23.67	to	$24.46	$1,518,701	0.82%	1.15%	to	1.40%	12.86%	to	13.14%
2020	79,863	20.97	to	21.62	1,706,938	0.76%	1.15%	to	1.40%	14.34%	to	14.62%
2019	92,209	18.34	to	18.86	1,724,078	1.19%	1.15%	to	1.40%	20.80%	to	21.10%
2018	105,754	15.18	to	15.58	1,634,141	0.76%	1.15%	to	1.40%	(8.96%)	to	(8.73%)
2017	114,099	16.68	to	17.07	1,931,239	0.79%	1.15%	to	1.40%	17.30%	to	17.59%
VIP FundsManager 85% Portfolio
2021	126,582	$26.40	to	$27.29	$3,347,075	0.82%	1.15%	to	1.40%	16.02%	to	16.30%
2020	132,516	22.76	to	23.46	3,023,939	0.70%	1.15%	to	1.40%	15.65%	to	15.93%
2019	149,058	19.68	to	20.24	2,940,649	1.06%	1.15%	to	1.40%	24.40%	to	24.70%
2018	154,206	15.82	to	16.23	2,444,896	0.64%	1.15%	to	1.40%	(10.35%)	to	(10.12%)
2017	159,640	17.64	to	18.06	2,822,812	0.62%	1.15%	to	1.40%	21.21%	to	21.51%
Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund
2021	58,871	$23.39	to	$26.04	$1,508,571	0.92%	1.15%	to	1.65%	(7.27%)	to	(6.81%)
2020	66,178	25.22	to	27.95	1,824,347	4.11%	1.15%	to	1.65%	15.28%	to	15.85%
2019	73,660	21.88	to	24.12	1,751,855	0.97%	1.15%	to	1.65%	24.64%	to	25.26%
2018	81,910	17.55	to	19.26	1,556,445	0.87%	1.15%	to	1.65%	(17.17%)	to	(16.76%)
2017	87,961	21.19	to	23.14	2,011,046	0.98%	1.15%	to	1.65%	38.14%	to	38.82%
Small – Mid Cap Growth VIP Fund
2021	78,249	$40.25	to	$44.58	$3,393,767	0.00%	1.15%	to	1.65%	8.23%	to	8.76%
2020	83,027	37.19	to	40.99	3,316,215	0.00%	1.15%	to	1.65%	52.57%	to	53.33%
2019	105,650	24.38	to	26.73	2,750,359	0.00%	1.15%	to	1.65%	29.30%	to	29.94%
2018	115,793	18.85	to	20.57	2,323,841	0.00%	1.15%	to	1.65%	(6.92%)	to	(6.45%)
2017	138,191	20.25	to	21.99	2,972,639	0.00%	1.15%	to	1.65%	19.43%	to	20.02%
Small Cap Value VIP Fund
2021	114,833	$34.79	to	$36.25	$4,110,503	0.97%	1.15%	to	1.40%	23.64%	to	23.94%
2020	109,645	27.07	to	29.25	3,163,608	1.49%	1.15%	to	1.65%	3.48%	to	3.99%
2019	112,737	26.16	to	28.13	3,130,684	1.06%	1.15%	to	1.65%	24.30%	to	24.91%
2018	115,892	21.05	to	22.52	2,578,496	0.88%	1.15%	to	1.65%	(14.30%)	to	(13.87%)
2017	128,686	24.56	to	26.14	3,324,393	0.51%	1.15%	to	1.65%	8.86%	to	9.40%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

6. Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
Goldman Sachs Variable Insurance Trust – Institutional Class
Mid Cap Value Fund
2021	69,807	$53.54	to	$59.29	$4,020,201	0.46%	1.15%	to	1.65%	28.83%	to	29.46%
2020	78,156	41.56	to	45.79	3,476,470	0.65%	1.15%	to	1.65%	6.64%	to	7.17%
2019	83,162	38.97	to	42.73	3,458,091	0.78%	1.15%	to	1.65%	29.39%	to	30.03%
2018	96,106	30.12	to	32.86	3,080,243	1.28%	1.15%	to	1.65%	(11.92%)	to	(11.48%)
2017	106,444	34.19	to	37.13	3,858,446	0.73%	1.15%	to	1.65%	9.27%	to	9.81%
Small Cap Equity Insights Fund
2021	17,795	$41.47	to	$43.64	$763,016	0.45%	1.15%	to	1.40%	22.08%	to	22.38%
2020	19,418	32.36	to	35.66	679,746	0.23%	1.15%	to	1.65%	6.82%	to	7.34%
2019	20,673	30.29	to	33.22	675,004	0.46%	1.15%	to	1.65%	22.82%	to	23.42%
2018	28,465	24.67	to	26.91	752,189	0.47%	1.15%	to	1.65%	(10.11%)	to	(9.67%)
2017	31,091	27.44	to	29.79	912,577	0.55%	1.15%	to	1.65%	9.76%	to	10.30%
Strategic Growth Fund
2021	148,199	$42.89	to	$47.50	$6,850,619	0.00%	1.15%	to	1.65%	19.95%	to	20.54%
2020	159,693	35.76	to	39.41	6,128,394	0.09%	1.15%	to	1.65%	38.22%	to	38.90%
2019	180,436	25.87	to	28.37	4,989,510	0.29%	1.15%	to	1.65%	33.33%	to	33.99%
2018	209,086	19.40	to	21.17	4,320,065	0.43%	1.15%	to	1.65%	(2.65%)	to	(2.17%)
2017	237,806	19.93	to	21.64	5,028,306	0.51%	1.15%	to	1.65%	28.55%	to	29.18%
Janus Henderson
VIT Balanced Portfolio (Service Shares)
2021	172,752	$36.02	to	$39.89	$6,720,658	0.88%	1.15%	to	1.65%	15.01%	to	15.58%
2020	181,897	31.32	to	34.51	6,121,550	2.00%	1.15%	to	1.65%	12.17%	to	12.73%
2019	237,576	27.92	to	30.62	7,094,699	1.63%	1.15%	to	1.65%	20.29%	to	20.88%
2018	262,220	23.21	to	25.33	6,490,719	1.78%	1.15%	to	1.65%	(1.21%)	to	(0.72%)
2017	303,581	23.50	to	25.51	7,588,977	1.36%	1.15%	to	1.65%	16.22%	to	16.80%
VIT Enterprise Portfolio (Service Shares)
2021	25,050	$47.84	to	$52.98	$1,296,137	0.24%	1.15%	to	1.65%	14.65%	to	15.22%
2020	26,720	41.73	to	45.98	1,199,231	0.04%	1.15%	to	1.65%	17.24%	to	17.82%
2019	28,572	35.59	to	39.02	1,088,213	0.05%	1.15%	to	1.65%	32.96%	to	33.62%
2018	30,126	26.77	to	29.21	859,799	0.13%	1.15%	to	1.65%	(2.29%)	to	(1.80%)
2017	34,338	27.39	to	29.74	999,313	0.54%	1.15%	to	1.65%	25.03%	to	25.65%
VIT Forty Portfolio (Institutional Shares)
2021	490,682	$39.77	to	$44.28	$21,061,455	0.50%	1.15%	to	1.65%	20.90%	to	21.50%
2020	536,812	32.89	to	36.44	18,987,408	0.71%	1.15%	to	1.65%	37.13%	to	37.81%
2019	617,912	23.99	to	26.44	15,873,606	0.15%	1.15%	to	1.65%	34.93%	to	35.60%
2018	684,370	17.78	to	19.50	12,985,656	1.16%	1.15%	to	1.65%	0.32%	to	0.82%
2017	767,655	17.72	to	19.34	14,477,677	0.00%	1.15%	to	1.65%	28.21%	to	28.84%
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged) (6)
2021	92,368	$20.95	to	$23.32	$2,088,601	1.58%	1.15%	to	1.65%	(3.55%)	to	(3.07%)
2020	95,056	21.72	to	24.06	2,219,706	5.86%	1.15%	to	1.65%	3.84%	to	4.35%
2019	103,711	20.91	to	23.05	2,325,795	1.77%	1.15%	to	1.65%	5.27%	to	5.79%
2018	124,402	19.87	to	21.79	2,639,218	1.31%	1.15%	to	1.65%	0.45%	to	0.95%
2017	139,421	19.78	to	21.59	2,934,264	4.49%	1.15%	to	1.65%	1.10%	to	1.60%
VIT Low Duration Portfolio
2021	153,452	$14.19	to	$15.80	$2,341,221	0.52%	1.15%	to	1.65%	(2.54%)	to	(2.05%)
2020	166,771	14.56	to	16.13	2,594,782	1.22%	1.15%	to	1.65%	1.31%	to	1.82%
2019	186,183	14.37	to	15.84	2,854,210	2.77%	1.15%	to	1.65%	2.34%	to	2.84%
2018	206,817	14.04	to	15.41	3,086,873	1.90%	1.15%	to	1.65%	(1.29%)	to	(0.80%)
2017	240,757	14.23	to	15.53	3,636,182	1.34%	1.15%	to	1.65%	(0.29%)	to	0.20%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account II
2021	22,285	$46.27	to	$50.24	$1,076,861	0.73%	1.15%	to	1.65%	25.43%	to	26.05%
2020	23,564	36.89	to	39.86	906,675	1.11%	1.15%	to	1.65%	16.51%	to	17.09%
2019	27,157	31.66	to	34.04	898,587	1.43%	1.15%	to	1.65%	29.96%	to	30.60%
2018	27,828	24.36	to	26.07	707,247	0.94%	1.15%	to	1.65%	(5.22%)	to	(4.75%)
2017	38,886	25.71	to	27.36	1,041,202	1.04%	1.15%	to	1.65%	18.51%	to	19.09%
Equity Income Account II
2021	125,987	$44.19	to	$48.94	$5,975,616	1.82%	1.15%	to	1.65%	20.16%	to	20.76%
2020	136,028	36.77	to	40.52	5,352,514	1.67%	1.15%	to	1.65%	4.42%	to	4.94%
2019	166,144	35.22	to	38.62	6,264,919	1.67%	1.15%	to	1.65%	26.69%	to	27.32%
2018	187,665	27.80	to	30.33	5,567,815	1.72%	1.15%	to	1.65%	(6.78%)	to	(6.32%)
2017	212,249	29.82	to	32.38	6,728,090	2.03%	1.15%	to	1.65%	18.81%	to	19.40%
MidCap Account II
2021	18,753	$237.84	to	$263.38	$4,854,244	0.00%	1.15%	to	1.65%	23.16%	to	23.77%
2020	20,631	193.11	to	212.80	4,314,805	0.47%	1.15%	to	1.65%	16.15%	to	16.72%
2019	27,049	166.27	to	182.31	4,865,077	0.05%	1.15%	to	1.65%	40.41%	to	41.10%
2018	29,488	118.42	to	129.20	3,759,559	0.05%	1.15%	to	1.65%	(8.31%)	to	(7.85%)
2017	31,961	129.15	to	140.21	4,425,928	0.33%	1.15%	to	1.65%	23.17%	to	23.77%
SmallCap Account II
2021	87,921	$17.95	to	$18.56	$1,623,385	0.15%	1.15%	to	1.65%	17.91%	to	18.50%
2020	93,238	15.23	to	15.66	1,453,664	0.25%	1.15%	to	1.65%	19.89%	to	20.48%
2019	120,282	12.70	to	13.00	1,558,603	0.09%	1.15%	to	1.65%	25.06%	to	25.68%
2018	123,222	10.15	to	10.34	1,271,339	0.09%	1.15%	to	1.65%	(12.62%)	to	(12.18%)
2017	130,261	11.62	to	11.78	1,531,219	0.15%	1.15%	to	1.65%	10.75%	to	11.29%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

6. Financial Highlights

	At December 31					For the Period Ended December 31
	Units		Unit Fair Value		Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
2021	825,528	$31.61	to	$34.78	$27,951,570	1.39%	1.15%	to	1.65%	11.55%	to	12.10%
2020	846,395	28.34	to	31.02	25,584,243	2.00%	1.15%	to	1.65%	9.15%	to	9.69%
2019	944,648	25.96	to	28.28	26,059,507	2.29%	1.15%	to	1.65%	17.80%	to	18.38%
2018	1,071,513	22.04	to	23.89	24,985,638	2.85%	1.15%	to	1.65%	(6.80%)	to	(6.34%)
2017	1,191,201	23.65	to	25.51	29,720,177	1.90%	1.15%	to	1.65%	13.02%	to	13.57%
SAM Conservative Balanced Portfolio
2021	166,102	$25.64	to	$28.21	$4,585,557	1.59%	1.15%	to	1.65%	7.70%	to	8.23%
2020	205,444	23.81	to	26.06	5,232,055	2.26%	1.15%	to	1.65%	7.47%	to	8.00%
2019	228,647	22.15	to	24.13	5,402,585	2.68%	1.15%	to	1.65%	13.79%	to	14.35%
2018	250,058	19.47	to	21.10	5,173,408	3.09%	1.15%	to	1.65%	(5.32%)	to	(4.85%)
2017	299,710	20.56	to	22.18	6,531,528	2.51%	1.15%	to	1.65%	9.34%	to	9.88%
SAM Conservative Growth Portfolio
2021	607,442	$37.18	to	$40.90	$24,111,235	1.02%	1.15%	to	1.65%	15.54%	to	16.11%
2020	630,654	32.18	to	35.23	21,588,547	1.65%	1.15%	to	1.65%	10.85%	to	11.40%
2019	747,387	29.03	to	31.62	23,026,209	1.59%	1.15%	to	1.65%	21.68%	to	22.28%
2018	864,954	23.86	to	25.86	21,825,747	2.56%	1.15%	to	1.65%	(8.34%)	to	(7.89%)
2017	924,076	26.03	to	28.07	25,355,137	1.33%	1.15%	to	1.65%	17.53%	to	18.11%
SAM Flexible Income Portfolio
2021	211,610	$22.02	to	$24.22	$5,017,061	2.10%	1.15%	to	1.65%	4.88%	to	5.40%
2020	201,532	20.99	to	22.98	4,579,719	2.33%	1.15%	to	1.65%	5.29%	to	5.81%
2019	282,756	19.94	to	21.72	6,053,113	3.20%	1.15%	to	1.65%	11.14%	to	11.69%
2018	317,483	17.94	to	19.44	6,093,565	3.88%	1.15%	to	1.65%	(3.79%)	to	(3.32%)
2017	348,046	18.65	to	20.11	6,912,237	2.99%	1.15%	to	1.65%	6.38%	to	6.91%
SAM Strategic Growth Portfolio
2021	395,321	$41.20	to	$45.33	$17,417,378	0.79%	1.15%	to	1.65%	17.60%	to	18.18%
2020	439,397	35.04	to	38.35	16,422,803	1.51%	1.15%	to	1.65%	13.26%	to	13.82%
2019	558,343	30.93	to	33.70	18,343,605	1.33%	1.15%	to	1.65%	25.07%	to	25.69%
2018	618,015	24.73	to	26.81	16,180,790	2.16%	1.15%	to	1.65%	(10.35%)	to	(9.91%)
2017	646,165	27.59	to	29.76	18,798,198	1.22%	1.15%	to	1.65%	19.97%	to	20.56%

(1)	The Dreyfus funds were rebranded to BNY Mellon funds effective June 3, 2019.
(2)	For the period (cessation of operations): January 1, 2020 to April 30, 2020. The BNY Quality Bond Portfolio subaccount liquidated on April 30, 2020.
(3)	The Deutsche Funds were rebranded to Deutsche DWS funds effective July 2, 2018
(4)	For the period (cessation of operations): January 1, 2021 to October 28, 2021. The DWS Bond VIP subaccount liqudated on October 28, 2021.
(5)	For the period (cessation of operations): January 1, 2020 to February 27, 2020. The DWS Government & Agency Securities VIP subaccount liqudated on February 27,2020.
(6)	Name changed from PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) effective July 30, 2018.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and contract maintenance charges, that are assessed against contractholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**

These amounts represent the annual contract expenses of the Account, consisting of mortality and expense, administration, Guaranteed Minimum Death benefit rider, and Guaranteed Retirement Income benefit rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Contract maintenance charges made directly to contractholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

***

These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

7. Subsequent Events

The Company has evaluated events subsequent to December, 31, 2021 and through the financial statements report date. There have been no events occurring subsequent to the close of the Company’s books or accounts that would have a material effect on the accompanying financial statements or note disclosures.

Other Information

Exhibits

a)	Certified resolution of the Board of Directors of Farmers New World Life Insurance Company (the “Company”) authorizing establishment of Farmers Annuity Separate Account A (the “Separate Account”), is incorporated by reference herein by reference to the initial registration statement on Form N-4 for Farmers Annuity Separate Account A filed wit.00.h the SEC on August 13, 1999 (File Nos. 333-85183 and 811-09547)(2/).

b)	Not applicable.

c)	1)	Distribution Agreement between Farmers New World Life Insurance Company and Investors Brokerage Services, Inc., is incorporated by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	2)	Investors Brokerage Services, Inc. Registered Representative Agreement, is incorporated by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	3)	Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	4)	Farmers Financial Solutions, LLC Registered Representative Agreement, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	5)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference in Post-Effective Amendment No. 8 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2006 (File Nos. 333-85183 and 811-09547).

	6)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, is incorporated herein by reference in Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).

	7)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference in Post-Effective Amendment No. 6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on September 1, 2009 (File Nos. 333-85183 and 811-09547).

	8)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-4 for Farmers Annuity Separate Account A, (File Nos. 333-85183 and 811-09547).

d)	1)	Revised Form of Contract for the Individual Flexible Premium Variable Annuity, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	2)	Revised Guaranteed Minimum Death Benefit Rider, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	3)	Revised Guaranteed Retirement Income Benefit Rider, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	4)	Waiver of Surrender Charge Rider – Terminal Illness, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	5)	Waiver of Surrender Charge Rider – Nursing Care, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	6)	Savings Incentive Match Plan for Employees (SIMPLE) Individual Retirement Annuity Amendment Rider, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547) and in Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

1

	7)	Individual Retirement Annuity Amendment Rider, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547) and in Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

	8)	Roth Individual Retirement Annuity Endorsement, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547) and in Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

	9)	Final Contract for the Individual Flexible Premium Variable Annuity, is incorporated herein by reference in Post-Effective Amendment No. 6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2004 (File Nos. 333-85183 and 811-09547).

	10)	Revised Variable Contract Facing Page (2004), is incorporated herein by reference in Post-Effective Amendment No. 7 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2005 (File Nos. 333-85183 and 811-09547).

e)	1)	Form of Application for the Individual Flexible Premium Variable Annuity, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	2)	Form of Variable Policy Application Supplement, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	3)	Revised Variable Policy Application Supplement, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547).

	4)	Revised Variable Policy Application Supplement (2004), is incorporated herein by reference in Post-Effective Amendment No. 6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2004 (File Nos. 333-85183 and 811-09547).

	5)	Revised Variable Policy Application Supplement (2007), is incorporated herein by reference in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).

	6)	Variable Policy Application Supplement (May 2008), is incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers.

f)	1)	Articles of Incorporation of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

	2)	By-Laws of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

	3)	Amended Articles of Incorporation of Farmers New World Life .Insurance Company (May 1, 2007), is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	4)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 23, 2009), is incorporated herein by reference to Post-Effective Amendment No. 2 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507)

	5)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010), is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

	6)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (February 27, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	7)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (May 27, 2015), is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	8)	Amended Articles of Incorporation of Farmers New World Life Insurance Company (February 27, 2018), is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

g)		Not applicable.

2

h)	1)	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	2)	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	3)	Indemnification Agreement between Scudder Kemper Investments, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	4)	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	5)	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	6)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	7)	Consulting Services Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	8)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company. [filed herewith]

	9)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	10)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	11)	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	12)	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	13)	Participation Agreement among Calvert Variable Series, Inc., Calvert Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	14)	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	15)	Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	16)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

3

17)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

18)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

19)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 3 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File Nos. 333-85183 and 811-09547).

20)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547).

21)	Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company. [filed herewith]

22)	Rule 22c-2 Shareholder Information Agreement. [filed herewith]

23)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas, Inc., DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).

24)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007, is incorporated herein by reference in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).

25)	Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers.

26)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company. [filed herewith]

27)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company and in the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers.

28)	Participation Agreement among Principal Funds Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

29)	Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the re-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

30)	Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

31)	Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

32)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

4

33)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

34)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

35)	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

36)	First Amendment to Participation Agreement among Principal Funds Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 13 on form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on October 22, 2009 (File Nos. 333-85183 and 811-09547).

37)	Novation an Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011, is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

38)	Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (DWSVS II), Deutsche Investment Management Americas Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

39)	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 4 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).

40)	Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

41)	Amendment to Participation Agreement Dated April 14, 2000 between DWS Variable Series I, Deutsche Investment Management Americas, Inc, DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

42)	Amendment to Participation Agreement Dated April 23, 2003 between DWS Investment VIT funds, Deutsche Investment Management Americas, Inc., DWS Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

43)	Amendment to Participation Agreement Dated March 10, 2000 between DWS Variable Series II, Deutsche Investment Management Americas, Inc., DWS Distributors, Inc., and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

44)	Amendment to Participation Agreement Dated May 15, 2000 between Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January 15, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

45)	Participation Agreement Addendum to Participation Agreement Dated May 15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Farmers New World Life Insurance Company (2012.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

46)	Amendment to Participation Agreement Dated May 15, 2000 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs and Co., and Farmers New World Life Insurance Company (January 28, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

5

	47)	Amendment to the Fund Participation Agreement dated April 20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5,2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	48)	Amendment to the Letter Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015), is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

	49)	Amendment to the Indemnification Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015), is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

	50)	Second Amendment dated as of April 7, 2016 to the Participation Agreement dated August 25, 2008 by and among Principal Variable Contracts Funds, Inc., (formerly Principal Variable Contracts Fund, Inc.), Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

	51)	Termination of Participation Agreement, dated March 28, 2001, among Calvert Variable Series, Inc., Calvert Distributors, Inc., and Farmers New World Life Insurance Company dated September 19, 2017, and effective December 30, 2016, is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	52)	Fund Participation Agreement among Eaton Vance Distributors, Inc., Calvert Variable Series, Inc., and Farmers New World Life Insurance Company dated October 23, 2017, and effective December 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	53)	Amendment to Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Legg Mason Investor Services, LLC, and Farmers New World Life Insurance Company, effective June 25, 2021. Filed herewith.

	54)	Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company, Filed herewith.

i)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001, is incorporated herein by reference in Post-Effective Amendment No. 3 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File Nos. 333-85183 and 811-09547).

j)	Not applicable.

k)	Opinion and Consent of Garrett B. Paddor, Filed herewith.

l)	1) Consent of Independent Registered Public Accounting Firm, Filed herewith. 2) Consent of PricewaterhouseCoopers LLP, Filed herewith.

m)	Not applicable.

n)	Schedule of Performance Computations, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547) and in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

o)	Not applicable.

p)	Power of Attorney, Filed herewith

6

Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor
Stephen McAnena¹	Director and Chairman of the Board
Giles Harrison[1]	Director and Assistant Treasurer
Annette Thompson[3]	Director
Scott Stoll[7]	Director
David Travers[5]	Director
Warren Tucker[6]	Director
Chris Flint[2]	Director and President
Michael Rohwetter[4]	Chief Investment Officer
Paula Gospel[2]	Chief Risk Officer
Jennie McGinnis[2]	Chief Actuary, Interim Principal Financial Officer and Interim Controller
Keith A. Terry[2]	Appointed Actuary
Christopher Brown[2]	Illustration Actuary
Michael Hoetzel[2]	Chief Claims Officer
Melissa Fuehrer[2]	38a-1 Chief Compliance Officer
Garrett B. Paddor[2]	General Counsel and Corporate Secretary
Michael Langford[1]	Assistant Treasurer
Steven H. Weinstein[1]	Assistant Secretary
Margaret S. Giles[1]	Assistant Secretary
Nicole J. Pryor[1]	Assistant Secretary
Parul Sehgal[1]	Assistant Secretary
1 The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.
2 The principal business address is 3120 139th Ave, Suite 300, Bellevue, WA 98005.
3 The principal business address is 735 Avenida Alcola, Arroyo Grande, CA 93420.
4 The principal business address is 4 World Trade Center, 150 Greenwich St., New York, NY 10007.
5 The principal business address is 15700 Long Vista Dr., Austin, TX 78728.
6 The principal business address is 9618 SW Quartermaster Dr., Vashon, WA 98070.
7 The principal business address is 6900 Chileno Valley Road, Petaluma, CA 94952

Persons Controlled by or Under Common Control with the Depositor or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%
Access Franchise Management Limited	GBR	Zurich Assurance Ltd	100.00000
ACN 000 141 051 Ltd.	AUS	Zurich Financial Services Australia Limited	100.00000
Afterland Limited	GBR	Zurich Assurance Ltd	100.00000
AG Haus der Wirtschaft	CHE	Zurich Versicherungs-Gesellschaft AG	8.16327
Allied Dunbar Assurance plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	100.00000
Allied Dunbar Financial Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Allied Dunbar Provident plc	GBR	Allied Dunbar Assurance plc	100.00000
Allied Zurich Holdings Limited	JEY	Zurich Versicherungs-Gesellschaft AG	100.00000
Allied Zurich Limited	GBR	Zurich Insurance Group Ltd.	100.00000
American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.00000
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00000
Applyhere Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	100.00000
Ashdale Land and Property Company Limited	GBR	Zurich Insurance plc	100.00000
Asistbras S/A Assistência ao Viajante	BRA	Travel Ace Internacional de Servicios S.A.	65.00000
Assistance Online (China) Co Ltd	CHN	Assistancee Online Pte. Ltd	100.00000
Assistancee Online HK Ltd	HKG	Assistancee Online HK Ltd	0.00000
Assistancee Online HK Ltd	HKG	Assistancee Online Pte. Ltd	100.00000
Assistancee Online Pte. Ltd	SGP	Customer Care Assistance Pty Ltd	100.00000
ASTIS Holdings Limited	AUS	Cover-More Finance Pty Limited	100.00000
Aust Office 1, LLC	DE	Zurich American Insurance Company	100.00000

7

Company	Domicile	Ownership	%
autoSense AG	CHE	Zürich Versicherungs-Gesellschaft AG	33.33000
Ballykilliane Holdings Limited	IRL	Zurich Insurance plc	100.00000
Bansabadell Pensiones, E.G.F.P, S.A.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	50.00000
Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ESP	Zurich Versicherungs-Gesellschaft AG	50.00000
Bansabadell Servicios Auxiliares De Seguros, S.L.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	100.00000
Bansabadell Vida S.A. de Seguros y Reaseguros	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	50.00000
Benefit Finance Partners, L.L.C.	DE	Zurich Benefit Finance LLC	50.00000
BFP Securities LLC	DE	Benefit Finance Partners, L.L.C.	100.00000
Bloomington Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Bloomington Office MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
Bloomington Office MGP, LLC	DE	Bloomington Office MGP Manager, Inc	1.00000
Bloomington Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Blue Insurance Australia Pty Ltd	AUS	Blue Insurance Limited	100.00000
Blue Insurance Limited	IRL	Cover-More Australia Pty Ltd	97.61000
Blue Marble Capital L.P.	BMU	Blue Marble Micro Limited	100.00000
Blue Marble Micro Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Blue Marble Microinsurance, Inc.	DE	Blue Marble Micro Limited	100.00000
Bonus Pensionskassen Aktiengesellschaft	AUT	Zurich Versicherungs-Aktiengesellschaft	87.50000
BONUS Vorsorgekasse AG	AUT	Zurich Versicherungs-Aktiengesellschaft	50.00000
BOS Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
BOS Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 2 LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 3, LLC	DE	Farmers New World Life Insurance Company	100.00000
BOS Office 4, LLC	DE	Zurich American Insurance Company	100.00000
BOS Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Boxx Insurance Inc.	CAN	Zürich Versicherungs-Gesellschaft AG	33.33333
Bright Box Europe S.A.	CHE	Bright Box HK Limited	100.00000
Bright Box HK Limited	CHN	Zürich Versicherungs-Gesellschaft AG	100.00000
Bright Box Hungary KFT	HUN	Bright Box HK Limited	100.00000
Bright Box Middle East FZCO	ARE	Bright Box HK Limited	100.00000
Brinker Retail MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Bristlecourt Limited	GBR	Zurich Assurance Ltd	100.00000
brokerbusiness.ch AG	CHE	Zürich Versicherungs-Gesellschaft AG	25.00000
Cayley Aviation Ltd.	BMU	Zurich Insurance Company Ltd, Bermuda Branch	100.00000
Celta Assistance SL	ESP	Universal Assistance S.A.	100.00000
Centre Group Holdings (U.S.) Limited	DE	Zurich Structured Finance, Inc.	100.00000
Centre Insurance Company	DE	Centre Solutions (U.S.) Limited	100.00000
Centre Life Insurance Company	MA	Centre Solutions (U.S.) Limited	100.00000
Centre Reinsurance (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Centre Solutions (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
Centre Solutions (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Charlotte Apt. 1, LLC	DE	American Zurich Insurance Company	100.00000
Charlotte Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Charlotte Office 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI APT 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI IND 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
CHI IND 6, LLC	DE	Farmers New World Life Insurance Company	100.00000
Chilena Consolidada Seguros de Vida S.A.	CHL	Inversiones Suizo Chilena S.A.	98.97703
Chilena Consolidada Seguros Generales S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	7.40525
Chilena Consolidada Seguros Generales S.A.	CHL	Inversiones Suizo Chilena S.A.	82.73165
COFITEM-COFIMUR	FRA	Zurich Versicherungs-Gesellschaft AG	12.40521
Colonial American Casualty and Surety Company	IL	Fidelity and Deposit Company of Maryland	100.00000
Concisa Vorsorgeberatung und Management AG	AUT	Bonus Pensionskassen Aktiengesellschaft	100.00000
Concourse Skelmersdale Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Cover-More (NZ) Limited	NZL	Cover-More Australia Pty Ltd	100.00000
Cover-More Asia Pte. Ltd	SGP	Travel Assist Pty Limited	100.00000
Cover-More Australia Pty Ltd	AUS	Cover-More Holdings Pty Ltd	100.00000
Cover-More Finance Pty Limited	AUS	Cover-More Group Limited	100.00000
Cover-More Group Limited	AUS	Zurich Travel Solutions Pty Limited	100.00000
Cover-More Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Cover-More Holdings USA Inc.	DE	Travel Assist Pty Limited	100.00000
Cover-More Inc.	DE	Cover-More Holdings USA Inc.	100.00000

8

Company	Domicile	Ownership	%
Cover-More Insurance Services Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Cover-More Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
CREC (Bloomington) Lender, LLC	DE	Zurich Structured Finance, Inc.	0.00000
CREC (Durham), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Hagerstown) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Hagerstown) Owner, LLC	MD	Zurich Structured Finance, Inc.	0.00000
CREC (Las Vegas), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sacramento), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls) Owner, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls), LLC	DE	Zurich Structured Finance, Inc.	100.00000
Cursud N.V.	ANT	Zurich Versicherungs-Gesellschaft AG	100.00000
Customer Care Assistance Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
Customer Care Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Customer Care Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Dallas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Dallas Office MGP, LLC	DE	Dallas Office MGP Manager, Inc.	1.00000
Dallas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Dallas Tower LP	DE	Zurich Structured Finance, Inc.	99.00000
Davidson Trahaire Corpsych (Singapore) Pte. Limited	SGP	DTC Bidco Pty Ltd	100.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Applyhere Pty Ltd	35.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	65.00000
Davidson Trahaire Holding Pty Ltd	AUS	DTC Australia Pty Ltd	100.00000
DB Vita S.A.	LUX	Deutscher Herold Aktiengesellschaft	25.00000
DC Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
DC Retail 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
DEN Industrial 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
DEN Industrial 2, LLC	DE	Zurich American Insurance Company	100.00000
DEN Retail 1 LLC	DE	Farmers New World Life Insurance Company	100.00000
Dentolo Deutschland GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Derimed S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	50.00000
Deutscher Herold Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.82639
Deutscher Pensionsfonds Aktiengesellschaft	DEU	Deutscher Herold Aktiengesellschaft	74.90000
Deutsches Institut fur Altersvorsorge GmbH	DEU	Deutscher Herold Aktiengesellschaft	22.00000
DIG GmbH	DEU	Digital Insurance Group B.V.	100.00000
Digital Insurance Group B.V.	NLD	Zürich Versicherungs-Gesellschaft AG	10.00000
DTC Australia Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
DTC Bidco Pty Ltd	AUS	DTC Holdco Pty Ltd	100.00000
DTC Holdco Pty Ltd	AUS	ASTIS Holdings Limited	100.00000
DTC NZ Bidco Limited	NZL	DTC Bidco Pty Ltd	100.00000
Dunbar Assets Ireland	IRL	ZCM Asset Holding Company (Bermuda) Limited	0.00000
Dunbar Assets Ireland	IRL	Zurich Finance Company Ltd	0.03664
Dunbar Assets plc	GBR	Dunbar Assets Ireland	100.00000
Dusfal S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Eagle Star (Leasing) Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star European Life Assurance Company Limited	IRL	Zurich Life Assurance plc	100.00000
Eagle Star Group Services Limited	GBR	Eagle Star Holdings Limited	100.00000
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	0.00100
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	99.99900
Eagle Star Holdings Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Eagle Star Securities Limited	GBR	Zurich Insurance plc	100.00000
Edilspettacolo SRL	ITA	Zurich Insurance Company Ltd—Rappresentanza Generale per l	35.71233
Empire Fire and Marine Insurance Company	IL	Zurich American Insurance Company	100.00000
Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00000
Employee Services Limited	GBR	Allied Dunbar Financial Services Limited	100.00000
Endsleigh Financial Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Endsleigh Pension Trustee Limited	GBR	Zurich Holdings (UK) Limited	100.00000
ES Plympton Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Plympton Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
Euclid KY Annex, LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Warehouses LP	DE	Zurich Structured Finance, Inc.	99.00000

9

Company	Domicile	Ownership	%
Euroamérica Administradora General de Fondos S.A	CHL	Chilena Consolidada Seguros de Vida S.A.	100.00000
Extremus Versicherung-Aktiengesellschaft	DEU	Zurich Insurance plc Niederlassung fur Deutschland	5.00000
Farmers Family Fund	CA	Farmers Group, Inc.	100.00000
Farmers Group, Inc.	NV	Zurich Insurance Group Ltd.	12.10000
Farmers Group, Inc.	NV	Zurich Versicherungs-Gesellschaft AG	87.90000
Farmers Life Insurance Company of New York	NY	Farmers New World Life Insurance Company	100.00000
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00000
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00000
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00000
Farmers Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fidelity and Deposit Company of Maryland	IL	Zurich American Insurance Company	100.00000
FIG Holding Company	CA	Farmers Group, Inc.	100.00000
FIG Leasing Co., Inc.	CA	Farmers Group, Inc.	100.00000
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fitsense Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich Boliviana Seguros Personales S.A.	8.42193
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich South America Invest AB	71.57801
FX Insurance Agency Hawaii, LLC	HI	FIG Leasing Co., Inc.	100.00000
FX Insurance Agency, LLC	DE	FIG Leasing Co., Inc.	100.00000
General Surety & Guarantee Co Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00000
Grovewood Property Holdings Limited	GBR	Eagle Star Holdings Limited	100.00000
H4B Humboldthafen Einheitsgesellschaft GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
Halo Holdco Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Halo Holdco Limited	GBR	Zürich Versicherungs-Gesellschaft AG	0.00000
Halo Insurance Services Limited	GBR	Halo Holdco Limited	100.00000
Halo Insurance Services Pty Ltd	AUS	Halo Insurance Services Limited	100.00000
Hawkcentral Limited	GBR	Zurich Assurance Ltd	100.00000
Healthinsite Proprietary Limited	ZAF	Zürich Versicherungs-Gesellschaft AG	100.00000
Healthlogix Pty Ltd	AUS	Insite Holdings Pty Ltd	100.00000
Healthlogix Technologia Eireli	BRA	Healthlogix Pty Ltd	100.00000
Herengracht Investments B.V	DEU	RE Curve Holding B.V.	100.00000
Hoplite Reinsurance Company of Vermont, Inc.	VT	Zurich Holding Company of America, Inc.	100.00000
HOU IND 1, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 2, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 3, LLC	DE	Zurich American Insurance Company	100.00000
Independence Center Realty L.P.	DE	Philadelphia Investor, LLC	89.00000
INNATE, Inc.	DC	Cover-More Holdings USA Inc.	100.00000
Insite Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
INTEGRA Versicherungsdienst GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	100.00000
Intelligent Technologies OÜ	EST	Zürich Versicherungs-Gesellschaft AG	100.00000
International Travel Assistance S.A.	PAN	Zürich Versicherungs-Gesellschaft AG	55.00000
Inversiones Suizo Chilena S.A.	CHL	Inversiones Suizo-Argentina S.A.	0.00100
Inversiones Suizo Chilena S.A.	CHL	Zurich Versicherungs-Gesellschaft AG	99.99900
Inversiones Suizo-Argentina S.A.	ARG	Zurich Lebensversicherungs-Gesellschaft AG	5.00400
Inversiones Suizo-Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	94.99600
Inversiones ZS America Dos Limitada	CHL	Inversiones ZS America SpA	100.00000
Inversiones ZS America SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Inversiones ZS America Tres SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Irish National Insurance Company p.l.c.	IRL	Zurich Insurance plc	99.99999
Isis S.A.	ARG	Inversiones Suizo-Argentina S.A.	60.50140
Isis S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	39.49860
JFS/ZSF 1997 L.P.	VA	Zurich Structured Finance, Inc.	99.00000
JFS/ZSF 1998, L.P.	VA	Zurich Structured Finance, Inc.	99.00000
Kansas City Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Kansas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Kansas Office MGP, LLC	DE	Kansas Office MGP Manager, Inc.	1.00000
Kansas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Karvat Cover-More Assist. Pvt Ltd.	IND	Cover-More Asia Pte. Ltd	100.00000
Kennet Road 1 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Kennet Road 2 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Klare Corredora de Seguros S.A.	CHL	Zurich Insurance Mobile Solutions AG	49.90000
Knip (Deutschland) GmbH	DEU	Knip AG	100.00000
Knip AG	CHE	Digital Insurance Group B.V.	98.88000
Komparu B.V.	NLD	Digital Insurance Group B.V.	100.00000

10

Company	Domicile	Ownership	%
Kono Insurance Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
LA Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
La Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
LA Retail 1 LLC	DE	Zurich American Insurance Company	100.00000
Limited Liability Company “BRIGHT BOX”	RUS	Bright Box HK Limited	100.00000
Limited Liability Company “REMOTO”	RUS	Bright Box HK Limited	100.00000
Manon Vision Co., Ltd.	THA	Centre Solutions (Bermuda) Limited	0.00057
Manon Vision Co., Ltd.	THA	Zurich Finance Company Ltd	0.00066
Manon Vision Co., Ltd.	THA	Zurich Versicherungs-Gesellschaft AG	99.99877
MEATPACKING B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Medidata AG	CHE	Zurich Versicherungs-Gesellschaft AG	8.85180
MI Administrators, LLC	DE	FIG Leasing Co., Inc.	100.00000
MIAMI INDUSTRIAL 1, LLC	DE	Zurich American Insurance Company	100.00000
Miami Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Miami Office 2, LLC	DE	Zurich American Insurance Company	100.00000
MIAMI OFFICE 3, LLC	DE	Zurich American Insurance Company	100.00000
Miami Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Minas Brasil Promotora de Servicos S/A	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
Minerva Science Limited	GBR	Project Policy Bidco Limited	100.00000
MSHQ, LLC	DE	JFS/ZSF 1998, L.P.	100.00000
MSP APT 1, LLC	DE	Zurich American Insurance Company	100.00000
My Policy Limited	GBR	Project Policy Bidco Limited	100.00000
Nashville Apt. 1, LLC	DE	American Zurich Insurance Company	0.00000
Nashville Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Navigators and General Insurance Company Limited	GBR	Zurich Insurance plc	100.00000
Nearheath Limited	GBR	Zurich Assurance Ltd	100.00000
NY Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
Oak Underwriting plc	GBR	Zurich Holdings (UK) Limited	100.00000
OnePath General Insurance Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Australia Holdings Pty Ltd	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Limited	AUS	OnePath Life Australia Holdings Pty Ltd	100.00000
Orange Stone Company	IRL	Zurich Finance Company AG	100.00000
Orion Rechtsschutz-Versicherung AG	CHE	Zurich Versicherungs-Gesellschaft AG	78.00000
Parcelgate Limited	GBR	Zurich Assurance Ltd	100.00000
Perils AG	CHE	Zurich Versicherungs-Gesellschaft AG	11.11111
Perunsel S.A.	URY	Zürich Versicherungs-Gesellschaft AG	60.00000
PFS Pension Fund Services AG	CHE	Zürich Versicherungs-Gesellschaft AG	18.43333
Philly Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Philly Office Land, LLC	DE	American Zurich Insurance Company	100.00000
POR Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
POR Office 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
Prime Corporate Psychology Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Project Policy Bidco Limited	GBR	Zürich Versicherungs-Gesellschaft AG	20.00000
Protektor Lebensversicherungs-AG	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.15838
PT Asuransi Adira Dinamika Tbk	IDN	Zürich Versicherungs-Gesellschaft AG	98.48794
PT Zurich Insurance Indonesia	IDN	Zürich Rückversicherungs-Gesellschaft AG	1.56878
PT Zurich Insurance Indonesia	IDN	Zurich Versicherungs-Gesellschaft AG	97.09134
PT Zurich Topas Life	IDN	Zurich Versicherungs-Gesellschaft AG	80.00000
R3 FL Holdings, LLC	FL	Fidelity and Deposit Company of Maryland	100.00000
Raleigh/Durham Offices, L.P.	DE	Zurich Structured Finance, Inc.	99.00000
RE Curve Holding B.V.	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Real Garant Espana S.L.	ESP	Real Garant GmbH Garantiesysteme	100.00000
Real Garant GmbH Garantiesysteme	DEU	Real Garant Versicherung Aktiengesellschaft	100.00000
Real Garant Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Research Triangle MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Research Triangle Office MGP, LLC	DE	Research Triangle MGP Manager, Inc.	1.00000
Research Triangle Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
REX Baume S.C.I	FRA	REX Holding France	100.00000
REX Holding France	FRA	REX OPPCI Fonds	100.00000
REX Holding S.a.r.l.	LUX	REX-ZDHL S.C.S. SICAV-SIF	100.00000
REX Mauchamps	FRA	REX Holding France	100.00000
REX Vilette	FRA	REX Holding France	0.00000
REX-Aurea-ZDHL S.C.S.	LUX	REX-ZDHL GP S.à r.l.	100.00000

11

Company	Domicile	Ownership	%
REX-De Baak B.V.	NLD	REX Holding S.à r.l.	100.00000
REX-Germany-ZDHL S.C.S	LUX	REX-ZDHL S.C.S. SICAV-SIF	95.240
REX-Humboldthafen Verwaltungs GmbH	DEU	REX-ZDHL S.C.S. SICAV-SIF	100.00000
Rex-Spain-ZDHL S.L.	ESP	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-The East S.à.r.l	LUX	REX-ZDHL S.C.S. SICAV-SIF	94.80000
REX-ZDHL GP S.a.r.l.	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-ZDHL S.C.S. SICAV-SIF	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Rock Inne Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rokin 21 B.V.	NLD	Roxana Vastgoed B.V.	100.00000
Rokin 49 B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Roxana Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rural Community Insurance Company	MN	Zurich American Insurance Company	100.00000
Sacramento Office MGP, LLC	DE	Zurich Structured Finance, Inc.	100.00000
San Diego Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Santander Rio Seguros S.A.	ARG	Inversiones ZS America SpA	4.00000
Santander Rio Seguros S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Santander Seguros Sociedad Anónima	URY	Zurich Santander Insurance America, S.L.	100.00000
Saudi National Insurance Company	BHR	Zurich Insurance Company Ltd (Bahrain Branch)	5.00000
SEA APARTMENT 2, LLC	DE	Zurich American Insurance Company	100.00000
Serviaide Assistencia e Servicos, Lda.	PRT	AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	95.00001
Serviaide Assistencia e Servicos, Lda.	PRT	Serviaide, S.A.—Sociedad Unipersonal	4.99999
Serviaide, S.A.—Sociedad Unipersonal	ESP	AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	100.00000
Servizurich S.A.—Sociedad Unipersonal	ESP	Zurich Insurance plc, Sucursal en Espana	100.00000
SF Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
Shire Park Limited	GBR	Zurich Assurance Ltd	12.41935
Speigelhof Vastgoed B.V.	DEU	RE Curve Holding B.V.	100.00000
Springboard Health and Performance Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Springworks International AB	SWE	autoSense AG	50.00000
Steadfast Insurance Company	IL	Zurich American Insurance Company	100.00000
Steadfast Santa Clarita Holdings LLC	DE	Steadfast Insurance Company	100.00000
Stratos Limited	NZL	DTC NZ Bidco Limited	100.00000
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Services (Hong Kong) Limited	0.49505
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.50495
TDG Tele Dienste GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Tennyson Insurance Limited	GBR	Zurich Holdings (UK) Limited	100.00000
The Liverpool Reversionary Company Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
The Zurich Services Corporation	IL	Zurich Holding Company of America, Inc.	100.00000
TopReport Schadenbesichtigungs GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	14.28571
Travel Ace Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	1.00000
Travel Ace Chile S.A.	CHL	Zürich Versicherungs-Gesellschaft AG	99.00000
Travel Ace Internacional de Servicios S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Travel Assist Pty Limited	AUS	ASTIS Holdings Limited	100.00000
Travel Insurance Partners Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Travelex Insurance Services Limited	DE	Cover-More Holdings USA Inc.	100.00000
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00000
Turegum Immobilien AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
UA Assistance S.A. de C.V.	MEX	Travel Ace Internacional de Servicios S.A.	0.00000
UA Assistance S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Assistance Assistencia Ao Viajante Ltda	BRA	Perunsel S.A.	0.00000
Universal Assistance Chile S.A.	CHL	Travel Ace Chile S.A.	99.98000
Universal Assistance Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	0.02000
Universal Assistance S.A.	ARG	World Wide Assistance S.A.	92.71000
Universal Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	7.29000
Universal Assistance S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Travel Assistance S.A.S.	COL	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Underwriters Insurance Company	IL	Zurich American Insurance Company	100.00000
Universal Underwriters of Texas Insurance Company	IL	Universal Underwriters Insurance Company	100.00000
Universal Underwriters Service Corporation	MO	Zurich Holding Company of America, Inc.	100.00000
Unviversal Assistance Inc.	FL	Universal Assistance S.A.	0.00000
Vehicle Dealer Solutions, Inc.	FL	Zurich Holding Company of America, Inc.	100.00000
Winchester Land, LLC	FL	R3 FL Holdings, LLC	100.00000

12

Company	Domicile	Ownership	%
Winn-Dixie MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Wohnen H3B Humboldthafen GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
World Travel Protection Canada Inc.	CAN	Zurich Canadian Holdings Limited	100.00000
World Wide Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Wrightway Underwriting Limited	IRL	Ballykilliane Holdings Limited	100.00000
Z flex Gesellschaft fur Personaldienstleistungen mbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
ZCM (U.S.) Limited	DE	Zurich Finance Company Ltd	100.00000
ZCM Asset Holding Company (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
ZCM Matched Funding Corp.	CYM	Zurich Capital Markets Inc.	100.00000
ZFUS Services, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZGEE14 Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
ZLS Aseguradora de Colombia S.A	COL	Zürich Lebensversicherungs-Gesellschaft AG	4.43000
ZLS Aseguradora de Colombia S.A	COL	Zürich Versicherungs-Gesellschaft AG	95.00000
ZNA Services, LLC	DE	ZFUS Services, LLC	100.00000
ZPC Capital Limited	GBR	Zurich Holdings (UK) Limited	100.00000
ZSF / Office KY, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NV, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NY, LLC	DE	Euclid Office LP	100.00000
ZSF KY Annex, LLC	DE	Euclid KY Annex, LP	100.00000
ZSF/Bloomington, LLC	DE	Bloomington Office LP	100.00000
ZSF/C1 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C1 MGP, LLC	DE	ZSF/C1 MGP Manager, Inc	1.00000
ZSF/C1 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/C2 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C2 MGP, LLC	DE	ZSF/CF2 MGP Manager, Inc.	1.00000
ZSF/C2 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/Dallas Tower, LLC	DE	Dallas Tower LP	100.00000
ZSF/Kansas, LLC	DE	Kansas City Office LP	100.00000
ZSF/Land Parcels LLC	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/Research Gateway, LLC	DE	Raleigh/Durham Offices, L.P.	100.00000
ZSF/WD Fitzgerald, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Hammond, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Jacksonville, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Opa Locka, LLC	DE	Euclid Warehouses LP	100.00000
ZSFH LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZSG Kfz-ZulassungsservicegesmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	33.33333
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Finanz-Gesellschaft AG	0.00100
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Investments Life S.p.A.	0.00100
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Lebensversicherungs-Gesellschaft AG	99.99600
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Versicherungs-Gesellschaft AG	0.00100
Zurich—Companhia de Seguros Vida S.A.	PRT	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	0.00100
Zurich (Scotland) Limited Partnership	GBR	Zurich General Partner (Scotland) Ltd	100.00000
Zurich Advice Network Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Compania de Sefuros, S.A.	0.00200
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	99.99800
Zurich Agency Services Inc.	MA	Zurich Holding Company of America, Inc.	100.00000
Zurich Alternative Asset Management, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.01000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99000
Zurich American Company, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company	NY	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00000
Zurich American Life Insurance Company	IL	Zurich American Company, LLC	100.00000
Zurich American Life Insurance Company of New York	NY	Zurich American Life Insurance Company.	100.00000
Zurich Argentina Cia. de Seguros S.A.	ARG	Inversiones Suizo-Argentina S.A.	55.46140
Zurich Argentina Cia. de Seguros S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	44.53611
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Argentina Cia. de Seguros S.A.	46.64193
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	53.35807
Zurich Aseguradora Argentina S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	99.90000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.00000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Inversiones Suizo-Argentina S.A.	89.99990
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Isis S.A.	10.00010

13

Company	Domicile	Ownership	%
Zurich Assurance Ltd	GBR	Eagle Star Holdings Limited	100.00000
Zurich Australia Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australia Limited	40.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australian Insurance Limited	60.00000
Zurich Australian Property Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Bank International Limited	GBR	Dunbar Assets Ireland	100.00000
Zurich Benefit Finance LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich IT Service AG Niederlassung fur Deutschland	82.61672
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich Leben Service AG Niederlassung fur Deutschland	17.38328
Zurich Brasil Capitalizacao S.A	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Brasil Companhia de Seguros	BRA	Zurich Minas Brasil Seguros S.A.	100.00000
Zurich Building Control Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Canadian Holdings Limited	CAN	Zurich Insurance Company Ltd, Canadian Branch	68.81942
Zurich Canadian Holdings Limited	CAN	Zurich Versicherungs-Gesellschaft AG	31.18058
Zurich Capital Markets Inc.	DE	ZCM (U.S.) Limited	100.00000
Zurich Capital Markets Securities Inc.	DE	Zurich Capital Markets Inc.	100.00000
Zurich Commercial Services (Europe) GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Limited	50.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	50.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Inversiones Suizo-Argentina S.A.	95.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	5.00000
Zurich Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	99.88280
Zurich Corredora de Bolsa S.A.	CHL	Inversiones Suizo Chilena S.A.	99.00030
Zurich Corredora de Bolsa S.A.	CHL	Zurich Investments Chile S.A.	0.99970
Zurich Customer Active Management, d.o.o.	SVN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich CZI Management Holding Ltd.	DE	Zurich Global Investment Management Inc.	100.00000
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Deutscher Herold Aktiengesellschaft	67.54030
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.45970
Zurich E&S Insurance Brokerage, Inc.	CA	Zurich American Insurance Company	100.00000
Zurich Employment Services Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Engineering Inspection Services Ireland Limited	IRL	Zurich Insurance plc	100.00000
Zurich Eurolife S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	90.00000
Zurich Eurolife S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	10.00000
Zurich F&I Reinsurance T&C Limited	TCA	Universal Underwriters Service Corporation	99.99950
Zurich F&I Reinsurance T&C Limited	TCA	Zurich Agency Services Inc.	0.00050
Zurich Fianzas Mexico, S.A.DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Australia) Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Bermuda) Ltd.	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Ireland) DAC	IRL	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Limited	99.99800
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00200
Zurich Finance Company Ltd	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Group Services Limit	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Holdings Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Insurance Manager Lt	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (UKISA) Limited	GBR	Allied Zurich Holdings Limited	90.31559
Zurich Financial Services (UKISA) Limited	GBR	Zurich Insurance plc	9.68441
Zurich Financial Services (UKISA) Nominees Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Financial Services Australia Limited	AUS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Ins Group	0.08333
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Insurance Group Ltd.	99.91667
Zurich Financial Services UK Pension Trustee Limited	GBR	Zurich Financial Services (UKISA) Limited	99.00000
Zurich Finanz-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance (Hong Kong) Limited	HKG	Zurich Insurance Company Ltd, Hong Kong Branch	100.00000
Zurich General Insurance Company (China) Limited	CHN	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance Malaysia Berhad	MYS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich General Partner (Scotland) Ltd	GBR	Allied Zurich Holdings Limited	100.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Companía de Seguros, S.A.	5.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Vida, Compañía de Seguros, S.A.	95.00000
Zurich Global Corporate UK Limited	GBR	Zurich Holdings (UK) Limited	100.00000

14

Company	Domicile	Ownership	%
Zurich Global Investment Management Inc.	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Global, Ltd.	BMU	Zurich Holding Company of America, Inc.	100.00000
Zurich Group Pension Services (UK) Ltd	GBR	Zurich Assurance Ltd	100.00000
Zurich GSG Limited	GBR	Zurich GSH Limited	100.00000
Zurich GSH Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Holding Company of America, Inc.	DE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holding Ireland Limited	IRL	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holdings (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilien (Deutschland) AG & Co. KG	DEU	Zurich Immobilientreuhand (Deutschland) GmbH	0.00000
Zurich Immobilien Liegenschaftsverwaltungs-GesmbH	AUT	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilientreuhand (Deutschland) GmbH	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Zurich Insurance Company (U.K.) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Escritorio de Representacao no Bras	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Ltd., Representative Office Buenos Aires	ARG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Group Ltd.	CHE	Board of Directors
Zurich Insurance Holdings (Hong Kong) Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Malaysia Berhad	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance plc	IRL	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07428
Zurich Insurance plc	IRL	Zurich Holding Ireland Limited	70.40509
Zurich Insurance plc	IRL	Zurich Insurance Company Ltd—Rappresentanza Generale per l	4.52063
Zurich Insurance plc, Representative Office Buenos Aires	ARG	Zurich Insurance plc	100.00000
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Limited	99.99900
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00100
Zurich International (UK) Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich International Life Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich International Pensions Administration Limited	IMN	Zurich International Life Limited	100.00000
Zurich Invest AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Invest ICAV	IRL	Zurich Invest AG	50.00000
Zurich Invest ICAV	IRL	Zürich Versicherungs-Gesellschaft AG	50.00000
Zurich Investment Management Limited	AUS	Zurich Australia Limited	100.00000
Zurich Investment Services Limited	BMU	Zurich Finance Company Ltd	100.00000
Zurich Investments Life S.p.A.	ITA	Zurich Insurance Company Ltd—Rappresentanza Generale per l	100.00000
Zurich Italy S.p.A.	ITA	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Santander Seguros Mexico, S.A.	99.99800
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	0.00200
Zurich Kunden Center GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Latin America Corporation	FL	Zurich Holding Company of America, Inc.	100.00000
Zurich Latin America Holding S.L.—Sociedad Unipersonal	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Latin American Services S.A.	ARG	Inversiones Suizo-Argentina S.A.	6.32000
Zurich Latin American Services S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	93.68000
Zurich Lebensversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Legacy Solutions Services (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Assurance plc	IRL	Zurich Holding Ireland Limited	100.00000
Zurich Life Insurance (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Insurance (Singapore) Pte Ltd	SGP	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Insurance Company Ltd., Representative office Buenos Aires	ARG	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Life Preparatory Japan Co. Ltd.	JPN	Zürich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich LiveWell Services and Solutions AG	CHE	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Management (Bermuda) Ltd	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Management Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Minas Brasil Seguros S.A,	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Insurance plc	50.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Trustee Services Limited	50.00000
Zurich Pension Trustees Limited	GBR	Zurich Assurance Ltd	100.00000
Zurich Pensions Management Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Pensionskassen-Beratung AG	CHE	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Professional Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Project Finance (UK) Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Properties Pty Limited	AUS	Zurich Australia Limited	40.00056
Zurich Properties Pty Limited	AUS	Zurich Australian Insurance Limited	59.99944

15

Company	Domicile	Ownership	%
Zurich Property Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Realty, Inc.	MD	Zurich Holding Company of America, Inc.	100.00000
Zurich Rechtsschutz-Schadenservice GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Aktiengesellschaft	0.10000
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Gesellschaft AG	99.90000
Zurich Resseguradora Brasil S.A.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.00100
Zurich Resseguradora Brasil S.A.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99900
Zurich Risk Consulting RU	RUS	Zurich Reliable Insurance	100.00000
Zurich Risk Management Services (India) Private Limited	IND	Zürich Rückversicherungs-Gesellschaft AG	1.00000
Zurich Risk Management Services (India) Private Limited	IND	Zurich Versicherungs-Gesellschaft AG	99.00000
Zurich Ruckversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Sacramento, Inc.	CA	JFS/ZSF 1998, L.P.	100.00000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	99.00000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros S.A.	1.00000
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Latin America Holding S.L.—Sociedad Unipersonal	0.22007
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Santander Holding (Spain), S.L.	99.56848
Zurich Santander Brasil Seguros S.A.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	100.00000
Zurich Santander Holding (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Holding Dos (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Insurance America, S.L.	ESP	Zurich Latin America Holding S.L.—Sociedad Unipersonal	51.00000
Zurich Santander Seguros Argentina S.A.	ARG	Inversiones ZS America SpA	4.00000
Zurich Santander Seguros Argentina S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.78173
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America SpA	0.21827
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.50540
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America SpA	0.49460
Zurich Santander Seguros Mexico, S.A.	MEX	Inversiones ZS America SpA	0.00053
Zurich Santander Seguros Mexico, S.A.	MEX	Zurich Santander Insurance America, S.L.	99.99947
Zurich Schweiz Services AG	CHE	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Seguros Ecuador, S.A.	ECU	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Service GmbH	DEU	Zurich Versicherungs-Aktiengesellschaft	100.00000
Zurich Services (Australia) Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Services (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.99714
Zurich Services (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	0.00286
Zurich Services A.I.E.	ESP	AIDE Asistencia Seguros y Reaseguros, S.A.—Sociedad Uniper	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Pensiones, E.G.F.P, S.A.	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Vida S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Zurich Insurance plc, Sucursal en Espana	97.18000
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	2.81600
Zurich Services Company (Pty) Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.00000
Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.00000
ZURICH SERVICIOS DIRECTO ESPAÑA, S.L.	ESP	Zurich Insurance Mobile Solutions AG	100.00000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.02000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	99.98000
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.98667
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.01333
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Small Amount and Short Term Insurance Ltd	JPN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.00000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.00000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Travel Solutions Pty Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000

16

Company	Domicile	Ownership	%
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.00000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.00000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.00000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.98125
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.00000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
Zurich Vida, Companía de Seguros y Reaseguros, S.A.—Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Vorsorge-Beratungs und Vertriebs GmbH (Deutschland)	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.00000
Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.00000
Zurich Workplace Solutions (Middle East) Limited	ARE	Zurich International Life Limited	100.00000

Note 1: Zurich Insurance Plc operates branches in the following countries: Italy (AA-1364106), Portugal (AA-1820001), Spain (AA-1840150), and United Kingdom (AA-1780059).

Note 2: Zurich Versicherungs-Aktiengesellschaft operates a branch in Germany (AA-1340017)

Note 3: Zurich Versicherungs-Gesellschaft AG also known as Zurich Insurance Company, Ltd operates branches in the following countries: Bermuda (AA-3190825), Canada (AA-1560999), Hong Kong (AA-5324112), Ireland (AA-1780042), Japan (AA-1584115), and Singapore (AA-5760036). It also operates a management entity Alpina International (AA-1460010) in Switzerland.

Note 4: An affiliate entity is the attorney-in-fact of Farmers Insurance Exchange, Fire Insurance Exchange and Truck Insurance Exchange (collectively “Exchanges”). The reporting entity’s relationship to the Exchanges, their subsidiaries, and the affiliates that they manage is classified as OTHER.

Organizations Affiliated with Farmers Insurance Group

Company	Domicile	Ownership	%
10433 Ella Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
11930 Narcoossee Road, LLC	DE	Mid-Century Insurance Company	100.00000
12225 NE 60th Way, LLC	DE	Truck Insurance Exchange	100.00000
14001 Rosencrans Avenue, LLC	DE	Farmers Insurance Exchange	100.00000
145 Great Road LLC	DE	Mid Century Insurance Company	100.00000
17885 Von Karman, LLC	CA	Farmers Insurance Exchange	100.00000
201 Railroad Ave, LLC	DE	Farmers Insurance Exchange	100.00000
21st Century Advantage Insurance Company	MN	21st Century North America Insurance Company	100.00000
21st Century Auto Insurance Company of New Jersey	NJ	21st Century Centennial Insurance Company	100.00000
21st Century Casualty Company	CA	21st Century Insurance Group	100.00000
21st Century Centennial Insurance Company	PA	Mid-Century Insurance Company	100.00000
21st Century Indemnity Insurance Company	PA	21st Century Premier Insurance Company	100.00000
21st Century Insurance and Financial Services, Inc.	DE	Mid-Century Insurance Company	100.00000
21st Century Insurance Company	CA	21st Century Insurance Group	100.00000
21st Century Insurance Group	DE	Mid-Century Insurance Company	100.00000
21st Century North America Insurance Company	NY	Mid-Century Insurance Company	100.00000
21st Century Pacific Insurance Company	CO	Mid-Century Insurance Company	100.00000
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00000
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00000
2501 East Valley Road, LLC	DE	Fire Insurance Exchange	100.00000
384 Santa Trinita Ave LLC	DE	Fire Insurance Exchange	100.00000
3900 Indian Avenue LLC	DE	Farmers Insurance Exchange	100.00000
460 Gibraltar Drive LLC	DE	Truck Insurance Exchange	100.00000
5401 Wiles Road LLC	FL	Mid-Century Insurance Company	100.00000
600 Riverside Parkway LLC	DE	Farmers Insurance Exchange	100.00000
6671-6675 North Macarthur Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
American Federation Insurance Company	TX	21st Century Insurance Group	100.00000
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00000
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00000
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75000
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50000
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75000
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00000

17

Company	Domicile	Ownership	%
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00000
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00000
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00000
BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00000
Civic Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Civic Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00000
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00000
Coast National Insurance Company	CA	Coast National Holding Company	100.00000
Economy Fire & Casualty Company	IL	Farmers Property and Casualty Insurance Company	100.00000
Economy Preferred Insurance Company	IL	Economy Fire & Casualty Company	100.00000
Economy Premier Assurance Company	IL	Economy Fire & Casualty Company	100.00000
Exact Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Exact Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Farmers Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Direct Property and Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00000
Farmers General Insurance Agency, Inc.	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Group Property and Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Insurance Company of Arizona	AZ	Farmers Insurance Exchange	70.00000
Farmers Insurance Company of Arizona	AZ	Fire Insurance Exchange	10.00000
Farmers Insurance Company of Arizona	AZ	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Idaho	ID	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Idaho	ID	Fire Insurance Exchange	6.70000
Farmers Insurance Company of Idaho	ID	Truck Insurance Exchange	13.30000
Farmers Insurance Company of Oregon	OR	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Oregon	OR	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Washington	WA	Fire Insurance Exchange	80.00000
Farmers Insurance Company of Washington	WA	Truck Insurance Exchange	20.00000
Farmers Insurance Company, Inc.	KS	Farmers Insurance Exchange	90.00000
Farmers Insurance Company, Inc.	KS	Fire Insurance Exchange	10.00000
Farmers Insurance Exchange	CA	See Note 1
Farmers Insurance Hawaii, Inc.	HI	Mid-Century Insurance Company	100.00000
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00000
Farmers Lloyds Insurance Company of Texas	TX	Farmers Lloyds, Inc.
Farmers Lloyds, Inc.	TX	Farmers Property and Casualty Insurance Company	100.00000
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Company	100.00000
Farmers Property and Casualty Insurance Company	RI	Farmers Insurance Exchange	80.00000
Farmers Property and Casualty Insurance Company	RI	Truck Insurance Exchange	10.00000
Farmers Property and Casualty Insurance Company	RI	Fire Insurance Exchange	10.00000
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00000
Farmers Specialty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan (see note 1)	100.00000
Farmers Texas County Mutual Insurance Company	TX	See Note 2
FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, Michigan	100.00000
FFS Holding, LLC	NV	Mid-Century Insurance Company	100.00000
Fire Insurance Exchange	CA	See Note 3
Foremost County Mutual Insurance Company	TX	See Note 4
Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00000
Foremost Lloyds of Texas	TX	See Note 5
Foremost Property & Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
GP, LLC	DE	Bristol West Holdings, Inc.	100.00000
Hawaii Insurance Consultants, Ltd.	HI	Mid-Century Insurance Company	100.00000
Illinois Farmers Insurance Company	IL	Farmers Insurance Exchange	100.00000
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90000
Insurance Data Systems, G.P.	FL	GP, LLC	0.10000
Kraft Lake Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
MC Maple Tree, LLC	DE	Mid-Century Insurance Company	100.00000
Mid-Century Insurance Company	CA	Farmers Insurance Exchange	80.00000
Mid-Century Insurance Company	CA	Fire Insurance Exchange	10.00000
Mid-Century Insurance Company	CA	Truck Insurance Exchange	10.00000
Mid-Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00000
Neighborhood Spirit Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Neighborhood Spirit Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Security National Insurance Company	FL	Bristol West Holdings, Inc.	100.00000
Texas Farmers Insurance Company	TX	Farmers Insurance Exchange	86.28000
Texas Farmers Insurance Company	TX	Mid Century Insurance Company	13.72000
Toggle Insurance Company	DE	Mid-Century Insurance Company	100.00000
Toggle Services, LLC	DE	Toggle Insurance Company	100.00000
Truck Insurance Exchange	CA	See Note 6
Western Star Insurance Services, Inc.	TX	FCOA, LLC	100.00000

18

Note 1: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 2: Farmers Group Inc, as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.

Note 3: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 4: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.

Note 5: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.

Note 6: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 7: Farmers Lloyds Insurance Company of Texas is a Texas company managed by Farmers Lloyds, Inc.

Zurich Insurance Group Ltd conducts its primary insurance operations in the United States through two holding companies, each operating INDEPENDENTLY with its own staff:

Zurich Holding Company of America, Inc., an entity organized under the laws of the State of Delaware

Farmers Group, Inc., an entity organized under the laws of the State of Nevada

Country Code Key (Standard USPS Codes are used for U.S. States)

ANO	Netherlands Antilles	DEU	Germany	PRT	Portugal
ARG	Argentina	ESP	Spain	RUS	Russian Federation
AUT	Austria	FRA	France	SGP	Singapore
AUS	Australia	GBR	United Kingdom	SWE	Sweden
BHR	Bahrain	HKG	Hong Kong	SWZ	Swaziland
BMU	Bermuda	IDN	Indonesia	TCA	Turks & Caicos
BOL	Bolivia	IRL	Ireland	THA	Thailand
BRA	Brazil	IND	India	TUR	Turkey
BHS	Bahamas	ITA	Italy	TWN	Taiwan
CAN	Canada	JPN	Japan	URY	Uruguay
CHE	Switzerland	LBN	Lebanon	VEN	Venezuela
CHL	Chile	LUX	Luxembourg	VGB	Virgin Islands
CHN	China	MLT	Malta	ZAF	South Africa
COL	Colombia	MEX	Mexico
CYM	Cayman Islands	MYS	Malaysia

Indemnification

Under its By-Laws, Farmers, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended May 27, 2015)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58. Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a

19

party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Principal Underwriter

(a) Farmers Financial Solutions, LLC is the registrant’s principal underwriter. It is also the principal underwriter for Farmers Variable Life Separate Account A.

(b) Officers and Directors of Farmers Financial Solutions, LLC, and their addresses, are as follows

Name and Principal Address	Positions and Officers with FFS
Julio Areias Da Silva[1]	Director
Guy Meade Hanson[1]	Director
Ronald Lee Marrone[1]	Director
John Charles Mueting[1]	President
Taretha Ann Robinson[1]	Chief Compliance Officer
Joshua Alan Borkin[1]	Treasurer and Chief Financial Officer
Doren Eugene Hohl[2]	Secretary
1. The principal business address is 31051 Agoura Road, Westlake Village, CA 91361.
2. The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.

(c) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

20

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
Farmers Financial Solutions, LLC	N/A	N/A	$392,102.84	$71,640.00

Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (including Rule 38a-1), are maintained by Farmers New World Life Insurance Company at 3120 139th Ave SE, Suite 300, Bellevue, WA 98005, at 2500 Farmers Way, Columbus, OH 43235, and by Infosys McCamish Systems, L.L.C. Insurance Administrators at its Service Center located 3225 Cumberland Blvd SE, Suite 700, Atlanta, GA 30339.

Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Undertakings and Representations

(a)

The registrant undertakes that it will file a Post-Effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b)

The registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Farmers New World Life Insurance Company for a statement of additional information.

(c)

The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d)

The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)

The Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

21

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Annuity Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bellevue, and the State of Washington, on this 29th day of April, 2022.

FARMERS ANNUITY SEPARATE ACCOUNT A (Registrant)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Chris Flint
	Garrett B. Paddor		Chris Flint
	General Counsel and Corporate Secretary		President
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Chris Flint
	Garrett B. Paddor		Chris Flint
	General Counsel and Corporate Secretary		President
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

/s/ Chris Flint	Director and President
Chris Flint

/s/ Jennie McGinnis	Interim Principal Financial Officer and Interim Controller
Jennie McGinnis

*	Director
David Travers

*	Director and Assistant Treasurer
Giles Harrison

*	Director
Annette Thompson

*	Director
Warren Tucker

*	Director
Scott Stoll

*	Director and Chairman of the Board
Stephen McAnena

*/s/ Chris Flint	*On April 29, 2022 as Attorney-In-Fact pursuant to Powers of Attorney filed herewith or by previous amendment
* by Chris Flint

EXHIBIT INDEX

Exhibit (h)(8)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company

Exhibit (h)(21)	Amendment No.4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company

Exhibit (h)(22)	Rule 22c-2 Shareholder Information Agreement

Exhibit (h)(53)	Amendment to Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Legg Mason Investor Services, LLC, and Farmers New World Life Insurance Company, effective June 25, 2021. Filed herewith

Exhibit (h)(54)	Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company

Exhibit (k)(1)	Opinion of Garrett B. Paddor, Esquire

Exhibit (l)(1)	Consent of Independent Registered Public Accounting Firm

Exhibit (l)(2)	Consent of PricewaterhouseCoopers LLP

Exhibit (p)(1)	Power of Attorney